SEMI-ANNUAL REPORT

                                                          ----------------------
                                                          GE INSTITUTIONAL FUNDS

MARCH 31, 2001
                                                               GE [LOGO OMITTED]

GE [LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

                                                          GE INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------
LETTER FROM THE PRESIDENT ................................................     2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ....................................................     4

     S&P 500 Index Fund ..................................................     8

     Value Equity Fund ...................................................    16

     Mid-Cap Growth Fund .................................................    20

     Mid-Cap Value Equity Fund ...........................................    23

     Small-Cap Value Equity Fund .........................................    26

     International Equity Fund ...........................................    29

     Europe Equity Fund ..................................................    34

     Emerging Markets Fund ...............................................    38

     Premier Growth Equity Fund ..........................................    43

     Premier Research Equity Fund ........................................    46

     Premier International Equity Fund ...................................    49

     Income Fund .........................................................    52

     Strategic Investment Fund ...........................................    59

     Money Market Fund ...................................................    63

NOTES TO PERFORMANCE .....................................................    65

NOTES TO SCHEDULES OF INVESTMENTS ........................................    65

FINANCIAL STATEMENTS

     Financial Highlights ................................................    66
     Notes to Financial Highlights .......................................    69
     Statements of Assets and Liabilities ................................    70
     Statements of Operations ............................................    74
     Statements of Changes in Net Assets .................................    78
     Notes to Financial Statements .......................................    82

INVESTMENT TEAM ..........................................................    90


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                       LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

I am pleased to provide you with the Semi-Annual Report for the GE Institutional Funds, for the six months ended March 31, 2001. In this letter, I'll provide you with an overview of what happened in the market over the past six months and our outlook going forward. To find information about a particular Fund's performance, I encourage you to read the portfolio manager's commentaries and the Fund specific data, included in this report.

MARKET OVERVIEW
The past six months saw a dramatic change in the fortunes of the U.S. economy, which had a significant impact on the performance of the investment markets. After a number of years of rather rapid growth, the U.S. economy began to slow toward the end of 2000, and continued that trend as the new year began. This prompted the Federal Reserve (the "Fed") to reverse its position from one of fighting the risk of inflation in a fast-growth environment to one of trying to engineer a soft landing for the economy. In January, the Fed implemented two, one-half percent reductions in the federal funds rate, and added another half-percent easing move in March.

The Fed's actions, however, were not sufficient to offset the already weakening business climate. A number of companies failed to meet profit expectations, which discouraged investors and resulted in a marked decline in the prices of many stocks. Hardest hit were the technology and telecommunications sectors. Of particular note was the dramatic drop in the technology-laden NASDAQ composite index, which lost half of its value between September 30, 2000 and March 31, 2001. The Standard & Poor's 500 Index declined by close to 20% in that time, while the Dow Jones Industrial Average lost about 7%. The bearish sentiment grew even stronger in February and March, as the corporate profit picture continued to worsen, and the market's weakness spread to nearly every sector of the economy. The only areas that escaped with somewhat positive results were the energy, electric utilities and health care industries.

The declining fortunes of the U.S. economy, and the interest rate reductions by the Fed, had a positive impact on the bond market. Yields came down in most sectors of the bond market, boosting bond values. In the first months of 2001, corporate bonds enjoyed a particularly strong period of performance, including bonds in the high-yield sector which had lagged the market as a whole through most of 2000. Interest rates on long-term Treasury bonds also declined over the six-month period, though not as dramatically as rates on short-term debt securities, boosting their values as well.

Foreign markets struggled, particularly in the early months of 2001, as concerns about an economic slowdown spread worldwide. Most markets declined significantly in the first quarter of the new year. In addition, the dollar, which had weakened in late 2000, gained surprising strength in 2001. That turnaround proved to have a negative impact on returns for U.S. investors in overseas equity and fixed-income markets.

MARKET OUTLOOK
As we enter the spring and summer months of 2001, there seem to be more questions than answers about the direction of the markets. Nearly all revolve around what will happen to the U.S. economy. It is not clear at this point if the economy has actually slipped into a recession, or whether it will in the months ahead. If that does occur, it is likely to have a negative impact on corporate profits, which will dampen enthusiasm for stocks. On the other hand, signs of improvement in the economy would likely enhance the outlook for corporate earnings, and should encourage investors about the prospects for stocks going forward. Regardless of what happens, it appears likely that any rebound in the economy will be slow and steady, rather than a rapid recovery. If this proves to be true, investors will likely have to maintain patience with the market through these challenging times. We remain very positive about the long-term outlook for equities and fixed-income products, given the generally favorable economic trends combining reasonable economic growth with low inflation. That optimism extends to our view of foreign markets as well.

THE VALUE OF DIVERSIFICATION

An important lesson of the market's sudden turnaround is the value of owning a diversified portfolio. This includes not only

--------------------------------------------------------------------------------

an appropriate mix of equity and fixed-income funds (the breakdown depends on your investment time horizon and your willingness to tolerate risk) but also a proper mix within each category. For instance, during the strong run for technology stocks in the late 1990s, many investors poured money into growth-oriented stock funds while ignoring funds that focused on stocks that offered more attractive value. But recent results show that those who avoided value funds missed an opportunity. Based on a breakdown of the S&P 500 Index, value stocks outperformed growth stocks by 37% for the 12-month period ending March 31, 2001. Clearly, a portfolio diversified in both value and growth funds over that time period would have performed better than one that only included growth funds. Keep in mind the importance of maintaining a well balanced portfolio as you pursue your key financial goals.

All of us at GE Institutional Funds thank you for your continued investment in our products. I encourage you to maintain a long-term perspective as you review your investment strategy. We look forward to continuing to meet your needs.

Sincerely,

/S/SIGNATURE


Michael J. Cosgrove
CHAIRMAN, GE INSTITUTIONAL FUNDS
APRIL 19, 2001

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

Q&A
U.S. EQUITY FUND


Q.  HOW DID THE U.S. EQUITY FUND PERFORM COMPARED
    TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The U.S. Equity Fund declined 8.87% for the Investment Class Shares for the six-month period ended March 31, 2001 while the Standard & Poor's 500 Composite Price Index lost 18.76% for the same period. The Fund declined 6.27% for the Service Class Shares for the period January 3, 2001 (commencement of operations) through March 31, 2001, while the Index lost 11.86% for the same period.

Q.  WHY DID THE FUND OUTPERFORM ITS
    BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The Fund's performance advantage can be attributed primarily to the under-weighting in the technology sector. Other areas that helped performance included transportation, consumer stable, capital goods, and energy companies.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?
    WHICH HAVE NOT PERFORMED WELL?

A. As mentioned above there were several sectors that helped performance. One area that hurt performance included the financials sector. This sector had done exceptionally well in the second half of 2000 and despite additional Federal Reserve interest rate cuts over the recent first quarter, the group declined more than 7% as investors took profits in many of these stocks. Our holding in Federal National Mortgage Association, did very well over the period with appreciation of a more than 26% for the quarter. As mentioned, technology declined dramatically in the first quarter. However holdings such as First Data did very well, with a return in excess of 41% over this period. Another notable issue in the Fund is Lincare in the healthcare industry, which gained almost 85% over the quarter. Healthcare issues have been an area investors like because of their potential for earnings growth in a moderating economy.

Q.  HOW HAS THE ECONOMIC SLOWDOWN IMPACTED THE FUND?

A. The Fund has held up well in this environment due to its neutral approach to the market and solid stock selection. The economy has slowed dramatically from last year's peak of a 7% annual growth rate to about 1% in the first quarter of 2001. Technology was the hardest hit sector and the Fund had trimmed back its position. The Federal Reserve has been adding liquidity to the market through interest rate cuts, which should help our heavier concentration in financial stocks.
    We believe the market is bottoming now and will begin to pick up over the next few quarters. Areas such as consumer cyclicals have retreated lately in light of declining consumer confidence and decreases in consumer spending. The consumer scenario should pick up as the economy recovers. Energy has also done well in this environment due to positive supply and demand characteristics and the Fund increased its energy holdings.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is positioned well in this moderating economy. We continue to focus on long term leaders in each industry and sector with a particular focus on good quality earnings and solid management.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

               U.S. Equity Fund Investment           S&P 500
11/25/97                10,000                        10,000
3/98                    11,529.14                     11,588.04
9/98                    10,628.43                     10,788.18
3/99                    13,467.2                      13,736.76
9/99                    13,632.57                     13,787.86
3/00                    15,585.02                     16,232.22
9/00                    15,363.95                     15,613.58
3/1/2001                14,001.9                      12,685.18

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


                    SIX       ONE     THREE    SINCE
                   MONTHS    YEAR     YEAR   INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------

U.S. Equity Fund   -8.87%   -10.16%   6.69%    10.58%       11/25/97
--------------------------------------------------------------------------------

S&P 500           -18.76%   -21.85%   3.06%     7.36%
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                U.S. Equity Fund Service         S&P 500
1/3/2001                  10,000                 10,000
1/1/2001                  10,480.46              10,354.8
2/1/2001                   9,894.14               9,410.65
3/1/2001                   9,372.96               8,814.48

AGGREGATE TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                            SINCE
                       INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------

U.S. Equity Fund          -6.27%            1/03/01
--------------------------------------------------------------------------------

S&P 500                  -11.86%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $292,912 (in thousands)


[pie chart omitted--plot points as follows:]

Consumer Stable     20.8%
Financial           19.4%
Technology          16.7%
Consumer Cyclical   12.0%
Energy               9.2%
Capital Goods        8.1%
Utilities            8.0%
Basic Materials      2.2%
Transportation       1.9%
Short Term           1.7%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   Citigroup Inc.                                      3.75%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    3.13%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.06%
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                    3.06%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.65%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                2.31%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.28%
--------------------------------------------------------------------------------
   Fannie Mae                                          2.09%
--------------------------------------------------------------------------------
   SBC Communications Inc.                             1.74%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   1.72%
--------------------------------------------------------------------------------



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.2%

Alcoa Inc. .........................  28,243  $   1,015,336
Barrick Gold Corp. .................  52,683        752,840
Bowater Inc. .......................  12,453        590,272
Du Pont de Nemours (E.I.) & Co. ....  16,763        682,254
International Paper Co. ............  31,064      1,120,789
The Dow Chemical Co. ...............  17,242        544,330
Weyerhaeuser Co. ...................  35,921      1,824,428
                                                  6,530,249


CAPITAL GOODS -- 8.1%

Boeing Co. .........................  29,663      1,652,526
Deere & Co. ........................  19,157        696,165
Dover Corp. ........................  97,465      3,493,146
Eaton Corp. ........................  13,418        919,133
Emerson Electric Co. ...............  51,693      3,204,966
General Dynamics Corp. .............  13,401        840,779
Hubbell Inc. (Class B) .............   7,405        172,536
Martin Marietta Materials Inc. .....  20,125        859,338
Minnesota Mining &
   Manufacturing Co. ...............  23,747      2,467,313
Molex Inc. (Class A) ...............  90,727      2,523,345
Parker-Hannifin Corp. ..............  19,157        760,916
United Technologies Corp. ..........  68,315      5,007,489
Waste Management Inc. ..............  43,823      1,082,428
                                                 23,680,080


CONSUMER - CYCLICAL -- 12.0%

Adelphia Communications
    Corp. (Class A) ................   4,071        164,875(a)
AT&T Corp. - Liberty Media
    Group (Class A) ................ 268,339      3,756,746(a)
Carnival Corp. .....................  38,452      1,063,967
Catalina Marketing Corp. ...........  51,246      1,669,082(a)
Comcast Corp. (Class A) ............  84,053      3,524,973(a)
CVS Corp. ..........................  39,049      2,283,976
Gannett Co. Inc. ...................  35,691      2,131,467
Gemstar-TV Guide
   International Inc. ..............   4,520        129,950(a)
Home Depot Inc. ....................  51,201      2,206,763
Interpublic Group Cos. Inc. ........  59,602      2,047,329
Lowes Cos. Inc. ....................  52,561      3,072,190
McDonald's Corp. ...................  47,938      1,272,754
NTL Inc. ...........................  61,058      1,535,609(a)
Target Corp. .......................  97,951      3,534,072
The Walt Disney Co. ................ 104,895      2,999,997
UnitedGlobalCom Inc. (Class A) .....   2,854         37,459(a)
Viacom Inc. (Class B) ..............  20,993        923,062(a)
Wal-Mart Stores Inc. ...............  56,781      2,867,440
                                                 35,221,711

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


CONSUMER - STABLE -- 20.7%

Abbott Laboratories ................  58,190  $   2,745,986
American Home Products Corp. .......  15,805        928,544
Anheuser Busch Cos. Inc. ...........  21,553        989,929
Apogent Technologies Inc. ..........  38,794        785,191(a)
Applera Corp. - Applied
   Biosystems Group ................  14,000        388,500
Avon Products Inc. .................   8,142        325,599
Baxter International Inc.             14,431      1,358,534
Bristol-Myers Squibb Co. ...........  62,501      3,712,559
Cardinal Health Inc. ...............  70,030      6,775,403
Colgate-Palmolive Co. ..............   6,131        338,799
Dentsply International Inc. ........  13,410        489,465
Eli Lilly & Co. ....................  35,571      2,726,873
Energizer Holdings Inc. ............   7,663        191,575(a)
General Mills Inc. .................  44,378      1,908,698
Gillette Co. .......................  21,553        671,807
Heinz (H.J.) Co. ...................  14,368        577,594
Johnson & Johnson ..................  57,447      5,024,889
Kimberly-Clark Corp. ...............  28,686      1,945,771
Lincare Holdings Inc. ..............  28,736      1,521,212(a)
Medtronic Inc. .....................  11,291        516,450
Merck & Co. Inc. ................... 120,665      9,158,473
Pepsico Inc. .......................  67,448      2,964,340
Pfizer Inc. ........................ 162,833      6,668,011
Pharmacia Corp. ....................  20,594      1,037,320
Philip Morris Cos. Inc. ............  19,254        913,602
Procter & Gamble Co. ...............  23,001      1,439,863
Ralston Purina Group ...............  50,289      1,566,502
Schering Plough Corp. ..............  24,125        881,286
Sybron Dental Specialties Inc. .....  11,983        251,643(a)
The Coca-Cola Co. ..................  31,817      1,436,856
UnitedHealth Group Inc. ............   5,469        324,093
Watson Pharmaceuticals Inc. ........   6,049        318,177(a)
                                                 60,883,544


ENERGY -- 9.2%

Anadarko Petroleum Corp. ...........  17,242      1,082,453
Baker Hughes Inc. ..................  42,555      1,545,172
BP Amoco PLC ADR ...................  17,242        855,548
Burlington Resources Inc. ..........  31,365      1,403,584
Chevron Corp. ......................  10,536        925,061
Conoco Inc. (Class B) ..............  55,078      1,555,953
Devon Energy Corp. .................  15,458        899,656
ExxonMobil Corp. ................... 110,521      8,952,201
Nabors Industries Inc. .............  49,510      2,566,598(a)
Royal Dutch Petroleum Co. ADR ......  25,486      1,412,944
Schlumberger Ltd. ..................  50,494      2,908,959
Texaco Inc. ........................   9,579        636,046
Transocean Sedco Forex Inc. ........  26,211      1,136,247
Unocal Corp. .......................  29,694      1,026,521
                                                 26,906,943


FINANCIAL -- 19.3%

AFLAC Inc. .........................  11,494        316,545
American Express Co. ...............  80,496      3,324,485
American International
   Group Inc. ......................  34,055      2,741,427(h)
Bank of America Corp. ..............  31,206      1,708,528
Bank One Corp. .....................  18,190        658,114


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                U.S. EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Berkshire Hathaway Inc.
   (Class B) .......................     377  $     820,352(a)
Chubb Corp. ........................  12,063        873,844
Citigroup Inc. ..................... 244,160     10,982,317(h)
Countrywide Credit
   Industries Inc. .................   5,277        260,420
Fannie Mae .........................  76,971      6,126,892
Fidelity National Financial Inc. ...  18,931        506,783
FleetBoston Financial Corp. ........  60,264      2,274,966
Freddie Mac ........................  20,590      1,334,850
Goldman Sachs Group Inc. ...........  16,135      1,373,088
Hartford Financial Services
   Group Inc. ......................  40,522      2,390,798
J.P. Morgan Chase & Co. ............  83,762      3,760,914
Lehman Brothers Holdings Inc. ......  30,234      1,895,672
Loews Corp. ........................  14,848        882,120
Marsh & McLennan Cos. Inc. .........  25,048      2,380,311
Morgan Stanley,
   Dean Witter & Co. ...............  43,320      2,317,620
PNC Financial Services Group .......  43,313      2,934,456
St. Paul Cos. Inc. .................  19,203        845,892
State Street Corp. .................  10,297        961,740(e)
The Allstate Corp. .................  73,000      3,061,620
The Bank of New York Co. Inc. ......  11,964        589,107
U.S. Bancorp .......................  33,457        776,208
Wells Fargo & Co. ..................  14,301        707,470
                                                 56,806,539


TECHNOLOGY -- 16.7%

Analog Devices Inc. ................  53,972      1,955,945(a)
Applied Materials Inc. .............  30,678      1,334,493(a)
Automatic Data Processing Inc. .....  51,486      2,799,809
Cisco Systems Inc. .................  34,505        545,610(a)
Compaq Computer Corp. .............. 133,606      2,431,629
Computer Sciences Corp. ............  14,311        462,961(a)
Convergys Corp. ....................  15,346        553,530(a)
Dell Computer Corp. ................ 115,662      2,971,068(a)
EMC Corp. ..........................  35,210      1,035,174(a)
Equifax Inc. ....................... 108,981      3,405,656
First Data Corp. ................... 130,068      7,766,360
Hewlett-Packard Co. ................  28,753        899,106
Intel Corp. ........................ 124,382      3,272,801
International Business
   Machines Corp. ..................  31,130      2,994,084
Intuit Inc. ........................  21,519        597,152(a)
Microsoft Corp. .................... 164,141      8,976,461(a)
Motorola Inc. ......................  65,278        930,864
Nortel Networks Corp. ..............     372          5,227
Oracle Corp. .......................  24,608        368,628(a)
PeopleSoft Inc. ....................  10,983        257,414(a)
Pitney Bowes Inc. ..................  27,259        947,250
Sun Microsystems Inc. ..............  63,250        972,153(a)
Tellabs Inc. .......................  33,736      1,372,634(a)
Texas Instruments Inc. .............  55,741      1,726,856
Unisys Corp. .......................  25,575        358,050(a)
                                                 48,940,915

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

TRANSPORTATION -- 1.9%

AMR Corp. ..........................  26,322  $     924,429(a)
Burlington Northern
   Santa Fe Corp. ..................  57,031      1,732,602
Canadian Pacific Ltd. ..............  54,694      2,007,270
Continental Airlines Inc.
   (Class B) .......................  12,453        515,554(a)
Delta Air Lines Inc. ...............   7,710        304,545
                                                  5,484,400


UTILITIES -- 8.00%

AT&T Corp. .........................  30,627        652,355
Calpine Corp. ......................  14,620        805,123(a)
Dominion Resources Inc. ............  23,906      1,541,220
Duke Energy Corp. ..................  51,238      2,189,912
El Paso Corp. ......................  46,133      3,012,485
Exelon Corp. .......................  26,486      1,737,482
McLeodUSA Inc. (Class A) ...........  12,922        112,260(a)
Qwest Communications
   International Inc. ..............  39,299      1,377,430(a)
SBC Communications Inc. ............ 114,431      5,107,055
Sprint Corp. (FON Group) ...........  43,074        947,197
Sprint Corp. (PCS Group) ...........  53,669      1,019,711(a)
Verizon Communications .............  43,187      2,129,119
Vodafone Group PLC ADR .............  58,185      1,579,723
WorldCom Inc. ......................  23,947        447,510(a)
Xcel Energy Inc. ...................  27,787        836,667
XO Communications Inc.
   (Class A) .......................  10,052         70,364(a)
                                                 23,565,613


TOTAL INVESTMENTS IN SECURITIES
   (COST $295,148,165) .............            288,019,994

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $4,892,166) ...............4,892,166     4,892,166
OTHER ASSETS AND LIABILITIES,
   NET 0.2% ........................                579,460
                                               ------------

NET ASSETS-- 100% ..................           $293,491,620
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at March 31, 2001:

                                        NUMBER
              EXPIRATION     OF       UNDERLYING   UNREALIZED
DESCRIPTION      DATE     CONTRACTS   FACE VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P 500        June 2001      4       $1,169,200    $(62,088)


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

Q&A

Q.  HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED
    TO ITS BENCHMARK FOR THE SIX MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The S&P 500 Index Fund declined 18.75% for the six-month period ended March 31, 2001 while the S&P 500 Index lost 18.76% for the same period.

Q.  WHY DID THE FUND OVER OR UNDER PERFORM ITS BENCHMARK?

A.  The Fund matched its index for the six-month period ended March 31, 2001.

Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The big story of the last six months has been the decline in the once almighty technology sector. Continuing its descent which started in the second half of 2000, the technology sector has shed over 15% of its weight in the S&P 500 Index since its high of 33% approximately a year ago. The technology sector alone contributed well over half of the negative performance of the entire Index over the last six months. Well known names such as Cisco Systems, Microsoft, Intel and Lucent have led the decline. Other sectors contributed to the negative return of the Index as well, as healthcare and financial stocks reversed fourth quarter 2000 gains and lost significant ground in the first quarter of 2001. Merck, Pfizer and Schering-Plough were some of the healthcare names which suffered during the first quarter, while American International, Citigroup, and Morgan Stanley were some of the financial names most negatively effected.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    USED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the Fund. With this strategy, all 500 stocks of the S&P 500 Index are owned by the Fund, representing approximately the same position that they held in the index. Cash is held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking of the Index.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31, 2001, the four largest sectors in the S&P 500 Index were Technology (18.4%), Financials (17.9%), Healthcare (12.9%), and Consumer Stable (12.8%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. For the first quarter of 2001, there were seven index changes announced by Standard & Poors that impacted the Fund. Additions to the S&P 500 Index included Noble Drilling (Jan 12), Jabil Circuit (Jan 29), Univision Communications (Feb 6), Citizens Communications (Feb 26), Cintas Corp (Feb
    28), Fiserv (Mar 30), and Concord EFS (Mar 30). Deletions for the quarter included Time Warner (Jan 12), Coastal Corp (Jan 29), Union Carbide (Feb 6), US Bancorp (Feb 26), Summit Bancorp (Feb 28), Old Kent Financial (Mar 30), and Briggs and Stratton (Mar 30). Not all of the stocks removed from the index were sold by the Fund, however, as a number of these changes were a result of mergers or acquisitions.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE
    YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it will remain fully invested to closely track the performance of the S&P 500 Index.

S&P 500 INDEX FUND
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED - - PLOT POINTS AS FOLLOWS:]

                  S&P 500 Index Fund            S&P 500
11/25/97                10,000                 10,000
3/98                    11,643.72              11,588.04
9/98                    10,862.8               10,788.18
3/99                    13,888.39              13,736.76
9/99                    13,949.31              13,787.86
3/00                    16,475.47              16,232.22
9/00                    15,878.84              15,613.58
3/1/2001                12,901.2               12,685.18


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------


                      SIX       ONE   THREE    SINCE
                     MONTHS     YEAR   YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

S&P 500 Index Fund   -18.75%  -21.69%  3.48%    7.91%       11/25/97
--------------------------------------------------------------------------------

S&P 500              -18.76%  -21.85%  3.06%    7.36%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing primarily in equity securities of companies contained in that Index.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $95,215 (in thousands)


[pie chart omitted -- plot points as follows:]

Consumer Stable           20.6%
Technology                19.7%
Financial                 17.3%
Consumer Cyclical         12.3%
Utilities                 10.0%
Capital Goods              8.3%
Energy                     6.9%
Basic Materials            2.5%
Short Term                 1.7%
Transportation             0.7%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   General Electric Co.                                3.92%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.76%
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                    2.66%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.44%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                2.13%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.13%
--------------------------------------------------------------------------------
   American International Group Inc.                   1.77%
--------------------------------------------------------------------------------
   Intel Corp.                                         1.67%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.65%
--------------------------------------------------------------------------------
   AOL Time Warner Inc.                                1.64%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.5%

Air Products & Chemicals Inc. .....    2,100  $      80,640
Alcan Aluminum Ltd. ...............    2,800        100,800
Alcoa Inc. ........................    7,684        276,240
Allegheny Technologies Inc. .......      900         15,669
Avery Dennison Corp. ..............    1,000         52,020
Barrick Gold Corp. ................    3,600         51,444
Boise Cascade Corp. ...............      600         18,840
Du Pont de Nemours (E.I.) & Co. ...    9,303        378,632
Eastman Chemical Co. ..............      700         34,454
Ecolab Inc. .......................    1,100         46,662
Engelhard Corp. ...................    1,200         31,032
FMC Corp. .........................      300         22,092(a)
Freeport McMoran Copper &
   Gold Inc. (Class B) ............    1,400         18,270(a)
Georgia Pacific Corp. .............    2,155         63,357
Goodrich (B.F.) Co. ...............      900         34,533
Great Lakes Chemical Corp. ........      500         15,370
Hercules Inc. .....................    1,000         12,990
Homestake Mining Co. ..............    2,500         13,150
Inco Ltd. .........................    1,700         25,211(a)
International Paper Co. ...........    4,275        154,242
Louisiana-Pacific Corp. ...........      700          6,727
Mead Corp. ........................      800         20,072
Millipore Corp. ...................      500         23,130
Newmont Mining Corp. ..............    1,600         25,792
Nucor Corp. .......................      800         32,056
Pall Corp. ........................    1,300         28,496
Phelps Dodge Corp. ................      800         32,144
Placer Dome Inc. ..................    2,700         23,355
Potlatch Corp. ....................      300          9,585
Power-One Inc. ....................      700         10,143(a)
PPG Industries Inc. ...............    1,500         69,135
Praxair Inc. ......................    1,400         62,510
Rohm & Haas Co. ...................    2,000         61,620
Sealed Air Corp. ..................      700         23,331(a)
Sigma-Aldrich Corp. ...............      700         33,512
The Dow Chemical Co. ..............    7,994        252,371
USX-U.S. Steel Group Inc. .........    1,000         14,690
Westvaco Corp. ....................      900         21,807
Weyerhaeuser Co. ..................    2,000        101,580
Willamette Industries Inc. ........    1,000         46,000
Worthington Industries Inc. .......    1,200         11,160
                                                  2,354,864


CAPITAL GOODS -- 8.3%

Allied Waste Industries Inc. ......    1,700         26,656(a)
American Power
   Conversion Corp. ...............    1,900         24,492(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Boeing Co. ........................    7,500   $    417,825
Briggs & Stratton Corp. ...........      300         11,511
Caterpillar Inc. ..................    3,000        133,140
Centex Corp. ......................      500         20,825
Cooper Industries Inc. ............      900         30,105
Crane Co. .........................      700         18,235
Cummins Engine Co. Inc. ...........      300         11,262
Danaher Corp. .....................    1,200         65,472
Deere & Co. .......................    2,200         79,948
Dover Corp. .......................    1,900         68,096
Eaton Corp. .......................      600         41,100
Emerson Electric Co. ..............    3,800        235,600
General Dynamics Corp. ............    1,800        112,932
General Electric Co. ..............   89,100      3,729,726(h)
Grainger (W.W.) Inc. ..............      900         30,465
Honeywell International Inc. ......    7,150        291,720
Illinois Tool Works Inc. ..........    2,700        153,468
Ingersoll-Rand Co. ................    1,400         55,594
ITT Industries Inc. ...............      900         34,875
Lockheed Martin Corp. .............    4,000        142,600
Masco Corp. .......................    3,900         94,146
McDermott International Inc. ......      800         10,120
Minnesota Mining &
   Manufacturing Co. ..............    3,500        363,650
Molex Inc. (Class A) ..............    1,850         65,270
National Service Industries Inc. ..      500         11,725
Navistar International
   Corp. Inc. .....................      600         13,680(a)
Northrop Grumman Corp. ............      700         60,900
PACCAR Inc. .......................      600         26,888
Parker-Hannifin Corp. .............    1,000         39,720
Pulte Corp. .......................      300         12,123
Raytheon Co. (Class B) ............    3,000         88,140
Rockwell International Corp. ......    1,600         58,160
Sherwin-Williams Co. ..............    1,600         40,768
Textron Inc. ......................    1,300         73,892
The Timken Co. ....................      800         12,520
Thermo Electron Corp. .............    1,800         40,464(a)
Thomas & Betts Corp. ..............      500          8,680
Tyco International Ltd. ...........   15,754        681,045
United Technologies Corp. .........    4,200        307,860
Vulcan Materials Co. ..............    1,000         46,830
Waste Management Inc. .............    5,470        135,109
                                                  7,927,337


CONSUMER - CYCLICAL -- 12.3%

Albertsons Inc. ...................    3,641        115,857
American Greetings Corp.
   (Class A) ......................      800          8,480
Autozone Inc. .....................    1,000         28,020(a)
Bed Bath & Beyond Inc. ............    2,500         61,406(a)
Best Buy Co. Inc. .................    1,900         68,324(a)
Black & Decker Corp. ..............      700         25,725
Block (H & R) Inc. ................      800         40,048
Brunswick Corp. ...................      900         17,667
Carnival Corp. ....................    5,400        149,418

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Cendant Corp. .....................    6,938   $    101,225(a)
Cintas Corp. ......................    1,600         63,072
Circuit City Stores Inc. ..........    2,200         23,320
Clear Channel
   Communications Inc. ............    5,200        283,140(a)
Comcast Corp. (Class A) ...........    8,400        352,275(a)
Consolidated Stores Corp. .........      900          9,045(a)
Cooper Tire & Rubber Co. ..........      500          5,675
Costco Wholesale Corp. ............    4,000        157,000(a)
CVS Corp. .........................    3,500        204,715
Dana Corp. ........................    1,500         25,770
Darden Restaurants Inc. ...........    1,000         23,750
Delphi Automotive
   Systems Corp. ..................    5,318         75,356
Deluxe Corp. ......................      800         18,936
Dillards Inc. (Class A) ...........    1,000         21,940
Dollar General Corp. ..............    2,841         58,070
Donnelley (R.R.) & Sons Co. .......    1,000         26,220
Dow Jones & Co. Inc. ..............      800         41,880
Eastman Kodak Co. .................    2,600        103,714
Federated Department
   Stores Inc. ....................    1,700         70,635(a)
Fluor Corp. .......................      600         26,700
Ford Motor Co. ....................   16,577        466,145
Fortune Brands Inc. ...............    1,500         51,600
Gannett Co. Inc. ..................    2,300        137,356
Gap Inc. ..........................    7,562        179,371
General Motors Corp. ..............    4,912        254,687
Genuine Parts Co. .................    1,700         44,047
Goodyear Tire & Rubber Co. ........    1,500         35,775
Harcourt General Inc. .............      700         38,969
Harley-Davidson Inc. ..............    2,800        106,260
Harrah's Entertainment Inc. .......    1,200         35,316(a)
Hasbro Inc. .......................    1,750         22,575
Hilton Hotels Corp. ...............    3,500         36,575
Home Depot Inc. ...................   20,800        896,480
Interpublic Group Cos. Inc. .......    2,700         92,745
J.C. Penney Co. Inc. ..............    2,600         41,574
Johnson Controls Inc. .............      800         49,968
K Mart Corp. ......................    4,600         43,240(a)
Knight-Ridder Inc. ................      700         37,597
Kohl's Corp. ......................    2,900        178,901(a)
Leggett & Platt Inc. ..............    1,900         36,537
Limited Inc. ......................    3,716         58,416
Liz Claiborne Inc. ................      500         23,525
Longs Drug Stores Corp. ...........      300          8,868
Lowes Cos. Inc. ...................    3,400        198,730
Marriott International Inc.
   (Class A) ......................    2,100         86,478
Mattel Inc. .......................    3,900         69,186
May Department Stores Co. .........    2,600         92,248
Maytag Corp. ......................      700         22,575
McDonald's Corp. ..................   11,700        310,635
McGraw Hill Cos. Inc. .............    1,700        101,405
Meredith Corp. ....................      500         17,455
New York Times Co. (Class A) ......    1,500         61,455
Newell Rubbermaid Inc. ............    2,315         61,348
Nike Inc. (Class B) ...............    2,400         97,320


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Nordstrom Inc. ....................    1,100  $      17,908
Office Depot Inc. .................    2,900         25,375(a)
Omnicom Group Inc. ................    1,600        132,608
RadioShack Corp. ..................    1,700         62,373
Reebok International Ltd. .........      500         12,430(a)
Robert Half International Inc. ....    1,800         40,230(a)
Safeway Inc. ......................    4,500        248,175(a)
Sears Roebuck & Co. ...............    3,100        109,337
Snap-on Inc. ......................      500         14,560
Staples Inc. ......................    4,300         63,962(a)
Starbucks Corp. ...................    1,800         76,387(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) .......    1,700         57,817
Target Corp. ......................    8,000        288,640
The Kroger Co. ....................    7,300        188,267(a)
The Stanley Works .................      900         29,655
The Walt Disney Co. ...............   18,600        531,960
Tiffany & Co. .....................    1,400         38,150
TJX Cos. Inc. .....................    2,600         83,200
Toys 'R Us Inc. ...................    1,800         45,180(a)
Tribune Co. .......................    2,782        113,339
Tricon Global Restaurants Inc. ....    1,300         49,647(a)
TRW Inc. ..........................    1,200         40,800
Tupperware Corp. ..................      500         11,930
VF Corp. ..........................    1,000         35,000
Viacom Inc. (Class B) .............   15,631        687,295(a)
Visteon Corp. .....................    1,189         17,883
Wal-Mart Stores Inc. ..............   40,200      2,030,100
Walgreen Co. ......................    9,100        371,280
Wendy's International Inc. ........    1,200         26,784
Whirlpool Corp. ...................      600         29,994
Winn Dixie Stores Inc. ............    1,200         34,044
                                                 11,717,055


CONSUMER - STABLE -- 20.5%

Abbott Laboratories ...............   13,900        655,941(h)
Adolph Coors Co. (Class B) ........      400         26,176
Aetna Inc. ........................    1,400         50,288(a)
Alberto-Culver Co. (Class B) ......      500         19,830
Allergan Inc. .....................    1,200         88,980
Alza Corp. ........................    2,200         89,100(a)
American Home Products Corp. ......   11,800        693,250(h)
Amgen Inc. ........................    9,300        559,744(a)
Anheuser Busch Cos. Inc. ..........    8,100        372,033
Applera Corp. - Applied
   Biosystems Group ...............    2,000         55,500
Archer-Daniels Midland Co. ........    5,860         77,059
Avon Products Inc. ................    2,100         83,979
Ball Corp. ........................      300         13,761
Bard (C.R.) Inc. ..................      500         22,700
Bausch & Lomb Inc. ................      500         22,830
Baxter International Inc. .........    2,600        244,764
Becton Dickinson & Co. ............    2,400         84,768
Bemis Co. Inc. ....................      500         16,545
Biogen Inc. .......................    1,400         88,637(a)
Biomet Inc. .......................    1,550         61,055


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Boston Scientific Corp. ...........    3,700  $      74,666(a)
Bristol-Myers Squibb Co. ..........   17,600      1,045,440
Brown-Forman Corp. (Class B) ......      600         37,170
Campbell Soup Co. .................    3,900        116,493
Cardinal Health Inc. ..............    2,450        237,037
Chiron Corp. ......................    1,800         78,975(a)
CIGNA Corp. .......................    1,400        150,304
Clorox Co. ........................    2,100         66,045
Coca-Cola Enterprises Inc. ........    3,700         65,786
Colgate-Palmolive Co. .............    5,100        281,826
Conagra Inc. ......................    4,900         89,376
Eli Lilly & Co. ...................   10,100        774,266(h)
Forest Laboratories Inc. ..........    1,600         94,784(a)
General Mills Inc. ................    2,600        111,826
Gillette Co. ......................    9,400        292,998
Guidant Corp. .....................    2,700        121,473(a)
HCA-The Healthcare Corp. ..........    4,900        197,323
Healthsouth Corp. .................    3,700         47,693(a)
Heinz (H.J.) Co. ..................    3,100        124,620
Hershey Foods Corp. ...............    1,200         83,184
Humana Inc. .......................    1,400         14,672(a)
IMS Health Inc. ...................    2,700         67,230
International Flavors &
   Fragrances .....................    1,000         22,060
Johnson & Johnson .................   12,500      1,093,375(h)
KB Home ...........................      500         16,320
Kellogg Co. .......................    3,800        102,714
Kimberly-Clark Corp. ..............    4,800        325,584
King Pharmaceuticals Inc. .........    1,500         61,125(a)
Manor Care Inc. ...................    1,000         20,400(a)
McKesson HBOC Inc. ................    2,444         65,377
MedImmune Inc. ....................    1,900         68,163(a)
Medtronic Inc. ....................   10,800        493,992
Merck & Co. Inc. ..................   20,700      1,571,130
Pactiv Corp. ......................    1,500         18,165(a)
Pepsico Inc. ......................   12,900        566,955
Pfizer Inc. .......................   56,700      2,321,865
Pharmacia Corp. ...................   11,521        580,313
Philip Morris Cos. Inc. ...........   20,000        949,000(h)
Procter & Gamble Co. ..............   11,700        732,420
Quintiles Transnational Corp. .....    1,100         20,763(a)
Ralston Purina Group ..............    2,700         84,105
Sara Lee Corp. ....................    7,800        168,324
Schering Plough Corp. .............   13,100        478,543
St. Jude Medical Inc. .............      800         43,080(a)
Stryker Corp. .....................    1,700         88,825
Supervalu Inc. ....................    1,400         18,662
Sysco Corp. .......................    6,200        164,362
Temple-Inland Inc. ................      500         22,125
Tenet Healthcare Corp. ............    2,800        123,200
The Coca-Cola Co. .................   22,300      1,007,068(h)
The Quaker Oats Co. ...............    1,200        116,460
Unilever N.V. .....................    5,139        270,517
UnitedHealth Group Inc. ...........    2,800        165,928
UST Inc. ..........................    1,500         45,075
Watson Pharmaceuticals Inc. .......    1,000         52,600(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Wellpoint Health Networks
   Inc. (Class A) .................      600  $      57,186(a)
Wrigley (W.M.) Junior Co. .........    2,000         96,500
                                                 19,532,408


ENERGY -- 6.9%

Amerada Hess Corp. ................      800         62,496
Anadarko Petroleum Corp. ..........    2,237        140,439
Apache Corp. ......................    1,100         63,371
Ashland Oil Inc. ..................      700         26,880
Baker Hughes Inc. .................    3,070        111,472
Burlington Resources Inc. .........    1,900         85,025
Chevron Corp. .....................    5,800        509,240
Conoco Inc. (Class B) .............    5,542        156,561
Devon Energy Corp. ................    1,164         67,745
EOG Resources Inc. ................    1,100         45,353
ExxonMobil Corp. ..................   31,308      2,535,948(h)
Halliburton Co. ...................    3,900        143,325
Kerr-McGee Corp. ..................      900         58,410
Kinder Morgan Inc. ................    1,100         58,520
Nabors Industries Inc. ............    1,400         72,576(a)
Noble Drilling Corp. ..............    1,300         60,008(a)
Occidental Petroleum Corp. ........    3,500         86,625
Phillips Petroleum Co. ............    2,300        126,615
Progress Energy Inc. ..............    1,875         80,756
Rowan Cos. Inc.                          900         24,750(a)
Royal Dutch Petroleum
   Co. ADR ........................   19,200      1,064,448
Schlumberger Ltd. .................    5,100        293,811
Sunoco Inc. .......................      800         25,944
Texaco Inc. .......................    4,900        325,360
Tosco Corp. .......................    1,300         55,588
Transocean Sedco Forex Inc. .......    2,851        123,591
Unocal Corp. ......................    2,300         79,511
USX-Marathon Group ................    2,700         72,765
                                                  6,557,133


FINANCIAL -- 17.3%

AFLAC Inc. ........................    4,700        129,438
Ambac Financial Group Inc. ........      950         60,259
American Express Co. ..............   11,900        491,470(h)
American General Corp. ............    4,500        172,125
American International
   Group Inc. .....................   20,949      1,686,394(h)
AmSouth Bancorp. ..................    3,400         57,154
Aon Corp. .........................    2,300         81,650
Bank of America Corp. .............   14,603        799,514(h)
Bank One Corp. ....................   10,364        374,970
BB&T Corp. ........................    3,700        130,129
Bear Stearns Cos. Inc. ............    1,020         46,655
Capital One Financial Corp. .......    1,700         94,350
Charles Schwab Corp. ..............   12,300        189,666
Charter One Financial Inc. ........    1,815         51,365


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Chubb Corp. .......................    1,500   $    108,660
Cincinnati Financial Corp. ........    1,500         56,906
CIT Group Inc. (Class A) ..........    2,500         72,200
Citigroup Inc. ....................   45,113      2,029,183
Comerica Inc. .....................    1,550         95,325
Conseco Inc. ......................    2,974         47,881
Countrywide Credit
   Industries Inc. ................    1,100         54,285
Fannie Mae ........................    9,000        716,400
Fifth Third Bancorp ...............    4,150        221,766
First Union Corp. .................    8,710        287,430
FleetBoston Financial Corp. .......    9,681        365,458
Franklin Resources Inc. ...........    2,300         89,953
Freddie Mac .......................    6,200        401,946
Golden West Financial Corp. .......    1,500         97,350
Hartford Financial Services
   Group Inc. .....................    2,100        123,900
Household International Inc. ......    4,206        249,163
Huntington Bancshares Inc. ........    2,378         33,887
J.P. Morgan Chase & Co. ...........   17,020        764,198
Jefferson-Pilot Corp. .............      900         61,101
KeyCorp. ..........................    4,000        103,200
Lehman Brothers Holdings Inc. .....    2,300        144,210
Lincoln National Corp. ............    1,700         72,199
Loews Corp. .......................    1,800        106,938
Marsh & McLennan Cos. Inc. ........    2,500        237,575
MBIA Inc. .........................      900         72,612
MBNA Corp. ........................    7,550        249,905
Mellon Financial Corp. ............    4,300        174,236
Merrill Lynch & Co. Inc. ..........    7,200        398,880
MetLife Inc. ......................    6,800        204,340
MGIC Investment Corp. .............    1,000         68,420
Moody's Corp. .....................    1,600         44,096
Morgan Stanley,
   Dean Witter & Co. ..............   10,000        535,000
National City Corp. ...............    5,600        149,800
Northern Trust Corp. ..............    2,000        125,000
Old Kent Financial Corp. ..........    1,175         44,650
PNC Financial Services Group ......    2,600        176,150
Progressive Corp. .................      700         67,935
Providian Financial Corp. .........    2,500        122,625
Regions Financial Corp. ...........    1,900         54,031
SAFECO Corp. ......................    1,200         33,825
SouthTrust Corp. ..................    1,600         73,200
St. Paul Cos. Inc. ................    2,000         88,100
State Street Corp. ................    1,500        140,100(e)
Stilwell Financial Inc. ...........    1,900         50,958
Suntrust Banks Inc. ...............    2,600        168,480
Synovus Financial Corp. ...........    2,600         70,200
T. Rowe Price Group Inc. ..........    1,100         34,444
The Allstate Corp. ................    6,500        272,610
The Bank of New York Co. Inc. .....    6,600        324,984
Torchmark Corp. ...................    1,100         42,713
U.S. Bancorp ......................   17,206        399,179
Union Planters Corp. ..............    1,300         50,037
UnumProvident Corp. ...............    2,146         62,706
USA Education Inc. ................    1,400        101,710

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Wachovia Corp. ....................    1,900  $     114,475
Washington Mutual Inc. ............    5,222        285,904
Wells Fargo & Co. .................   15,300        756,891
                                                 16,464,449


TECHNOLOGY -- 19.8%

Adaptec Inc. ......................    1,200         10,406(a)
ADC Telecommunications Inc. .......    6,800         57,800(a)
Adobe Systems Inc. ................    2,100         73,437
Advanced Micro Devices Inc. .......    2,800         74,312(a)
Agilent Technologies Inc. .........    3,995        122,766(a)
Altera Corp. ......................    3,700         79,319(a)
Analog Devices Inc. ...............    3,300        119,592(a)
Andrew Corp. ......................      900         12,938(a)
AOL Time Warner Inc. ..............   38,850      1,559,827(a,h)
Apple Computer ....................    2,900         64,003(a)
Applied Materials Inc. ............    7,200        313,200(a)
Applied Micro Circuits Corp. ......    2,900         47,850(a)
Autodesk Inc. .....................      500         15,281
Automatic Data Processing Inc. ....    5,700        309,966
Avaya Inc. ........................    2,840         36,920(a)
BMC Software Inc. .................    2,200         47,300(a)
Broadcom Corp. (Class A) ..........    2,300         66,470(a)
BroadVision Inc. ..................    2,600         13,894(a)
Cabletron Systems Inc. ............    1,800         23,220(a)
Cisco Systems Inc. ................   65,400      1,034,137(a)
Citizens Community Bancorp Inc. ...    2,600         32,890(a)
Citrix Systems Inc. ...............    1,900         40,138(a)
Compaq Computer Corp. .............   15,072        274,310
Computer Associates
   International Inc. .............    5,050        137,360
Computer Sciences Corp. ...........    1,400         45,290(a)
Compuware Corp. ...................    3,400         33,150(a)
Comverse Technology Inc. ..........    1,500         88,335(a)
Concord EFS Inc. ..................    1,900         76,800(a)
Conexant Systems Inc. .............    2,200         19,663(a)
Convergys Corp. ...................    1,400         50,498(a)
Corning Inc. ......................    8,200        169,658
Dell Computer Corp. ...............   23,200        595,950(a)
Electronic Data Systems Corp. .....    4,200        234,612
EMC Corp. .........................   19,662        578,063(a)
Equifax Inc. ......................    1,300         40,625
First Data Corp. ..................    3,500        208,985
Fiserv Inc. .......................    1,100         49,170(a)
Gateway Inc. ......................    2,800         47,068(a)
Hewlett-Packard Co. ...............   17,300        540,971
Intel Corp. .......................   60,500      1,591,906(h)
International Business
   Machines Corp. .................   15,800      1,519,644
Intuit Inc. .......................    2,000         55,500(a)
Jabil Circuit Inc. ................    1,800         38,916(a)
JDS Uniphase Corp. ................   11,700        215,719(a)
KLA-Tencor Corp. ..................    1,700         66,938(a)
Lexmark International Inc.
   (Class A) ......................    1,100         50,072(a)


---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Linear Technology Corp. ............   2,900   $    119,081
LSI Logic Corp. ....................   3,100         48,763(a)
Lucent Technologies Inc. ...........  30,390        302,988(h)
Maxim Integrated Products Inc. .....   2,600        108,134(a)
Mercury Interactive Corp. ..........     800         33,500(a)
Micron Technology Inc. .............   5,300        220,109(a)
Microsoft Corp. ....................  48,000      2,625,000(a,h)
Motorola Inc. ......................  19,461        277,514
National Semiconductor Corp. .......   1,600         42,800(a)
NCR Corp. ..........................     900         35,127(a)
Network Appliance Inc. .............   3,100         52,119(a)
Nortel Networks Corp. ..............  28,480        400,144
Novell Inc. ........................   3,100         15,500(a)
Novellus Systems Inc. ..............   1,300         52,731(a)
Oracle Corp. .......................  50,100        750,498(a)
Palm Inc. ..........................   4,939         41,518(a)
Parametric Technology Corp. ........   2,500         22,656(a)
Paychex Inc. .......................   3,300        122,306
PeopleSoft Inc. ....................   2,700         63,281(a)
PerkinElmer Inc. ...................     500         26,225
Pitney Bowes Inc. ..................   2,400         83,400
QLogic Corp. .......................     900         20,250(a)
QUALCOMM Inc. ......................   6,700        379,388(a)
Sabre Holdings Corp. ...............   1,228         56,697
Sanmina Corp. ......................   2,800         54,775(a)
Sapient Corp. ......................   1,200          8,625(a)
Scientific-Atlanta Inc. ............   1,400         58,226
Siebel Systems Inc. ................   4,000        108,800(a)
Solectron Corp. ....................   6,000        114,060(a)
Sun Microsystems Inc. ..............  29,200        448,804(a)
Symbol Technologies Inc. ...........   1,400         48,860
Tektronix Inc. .....................   1,000         27,290
Tellabs Inc. .......................   3,600        146,475(a)
Teradyne Inc. ......................   1,600         52,800(a)
Texas Instruments Inc. .............  15,500        480,190
Unisys Corp. .......................   2,700         37,800(a)
VERITAS Software Corp. .............   3,600        166,464(a)
Vitesse Semiconductor Corp. ........   1,600         38,100(a)
Xerox Corp. ........................   5,600         33,544
Xilinx Inc. ........................   2,900        101,863(a)
Yahoo! Inc. ........................   4,900         77,175(a)
                                                 18,788,449


TRANSPORTATION -- 0.8%

AMR Corp. ..........................   1,400         49,168(a)
Burlington Northern
   Santa Fe Corp. ..................   3,500        106,330
CSX Corp. ..........................   2,000         67,400
Delta Air Lines Inc. ...............   1,200         47,400
FedEx Corp. ........................   2,600        108,368(a)
Norfolk Southern Corp. .............   3,300         55,242


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Ryder System Inc. ..................     500  $       8,995
Southwest Airlines Co. .............   6,650        118,037
U.S. Airways Group Inc. ............     700         24,815(a)
Union Pacific Corp. ................   2,200        123,750
                                                    709,505


UTILITIES -- 10.0%

AES Corp. ..........................   4,700        234,812(a)
Allegheny Energy Inc. ..............     900         41,634
Alltel Corp. .......................   2,800        146,888
Ameren Corp. .......................   1,200         49,140
American Electric Power Inc. .......   2,840        133,480
AT&T Corp. .........................  33,761        719,109(h)
Bellsouth Corp. ....................  16,800        687,456
Calpine Corp. ......................   2,500        137,675(a)
CenturyTel Inc. ....................   1,400         40,250
CINergy Corp. ......................   1,500         50,325
CMS Energy Corp. ...................   1,200         35,508
Consolidated Edison Inc. ...........   2,000         74,200
Constellation Energy Group .........   1,300         57,330
Dominion Resources Inc. ............   2,084        134,355
DTE Energy Co. .....................   1,200         47,760
Duke Energy Corp.                      6,800        290,632
Dynegy Inc. (Class A) ..............   2,900        147,929
Edison International ...............   2,900         36,656
El Paso Corp. ......................   4,483        292,740
Enron Corp. ........................   6,700        389,270
Entergy Corp. ......................   2,100         79,800
Exelon Corp. .......................   2,875        188,600
FirstEnergy Corp. ..................   2,000         55,840
FPL Group Inc. .....................   1,600         98,080
Global Crossing Ltd. ...............   8,125        109,606(a)
GPU Inc. ...........................   1,100         35,739
KeySpan Corp. ......................   1,300         49,569
Nextel Communications Inc.
   (Class A) .......................   7,000        100,625(a)
Niagara Mohawk Holdings Inc. .......   1,600         27,040(a)
Nicor Inc. .........................     400         14,908
NiSource Inc. ......................   1,947         60,591
ONEOK Inc. .........................     300         12,267
Peoples Energy Corp. ...............     300         11,661
PG&E Corp. .........................   3,500         43,575
Pinnacle West Capital Corp. ........     700         32,109
PPL Corp. ..........................   1,300         57,148
Public Service Enterprise Group ....   2,000         86,320
Qwest Communications
   International Inc. ..............  14,817        519,336(a)
Reliant Energy Inc. ................   2,600        117,650
SBC Communications Inc. ............  30,453      1,359,117
Sempra Energy ......................   1,950         45,396
Southern Co. .......................   6,000        210,540


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Sprint Corp. (FON Group) ..........    7,900   $    173,721
Sprint Corp. (PCS Group) ..........    8,300        157,700(a)
TXU Corp. .........................    2,400         99,168
Univision Communications Inc.
   (Class A) ......................    1,900         72,504(a)
Verizon Communications ............   24,266      1,196,314
Williams Cos. Inc. ................    4,400        188,540
WorldCom Inc. .....................   25,821        482,530
Xcel Energy Inc. ..................    3,015         90,782
                                                  9,523,925


TOTAL INVESTMENTS IN SECURITIES
   (COST $111,779,131) ............              93,575,125

SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ....  971,003        971,003
Money Market Obligations Trust ....  495,748        495,748

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.2%

United States Treasury Bill
3.81%       06/14/01 .............. $175,000        173,401


TOTAL SHORT-TERM INVESTMENTS
   (COST $1,640,152) ..............               1,640,152

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)%                                       (81,015)
                                                -----------

NET ASSETS-- 100%                               $95,134,262
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at March 31, 2001:

                           NUMBER
              EXPIRATION     OF       UNDERLYING   UNREALIZED
DESCRIPTION      DATE     CONTRACTS   FACE VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P 500        June 2001      6       $1,753,800   $(136,313)


See Notes to Schedules of Investments and Notes to Financial statements.

Q&A

VALUE EQUITY FUND

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Value Equity Fund declined 7.71% for the six-month period ended March 31, 2001 while the Standard & Poor's 500/BARRA Value Composite Price Index lost 5.01% for the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS
    BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. It can primarily be attributed to the pull back in financial stocks, which were particularly strong in the second half of 2000. While we had trimmed back our position, several stocks were hit hard, including American Express and Washington Mutual. In addition, technology holdings declined over 40% for the benchmark and, while our holdings only declined 27%, we had a heavier position than the index. Consumer stable and capital goods companies also detracted from performance.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?
    WHICH HAVE NOT PERFORMED WELL?

A. Our performance was higher than the benchmark in four of the nine sectors (Energy, Technology, Transportation and Utilities), and our sector allocation helped in five of the nine sectors (Capital Goods, Consumer Stable, Energy, Transportation and Utilities). It was the stocks we avoided, such as Worldcomm, AT&T and Enron that helped our performance. Heavy positions in Burlington Resources and Tosco helped our performance in the Energy sector. Staying away from high-flying tech stocks, and being overweight service companies such as First Data helped our performance in Technology.

Q.  HOW HAS THE VOLATILITY IN THE
    MARKET IMPACTED THE FUND?

A. The markets remain quite volatile and we have been using any sharp weakness or strength to buy attractively-priced stocks and sell those that appear to have reached their price potential. We are not market timers, but we do believe that if we do our homework correctly we can use the market's volatility to strengthen the portfolio positions.

    We continue to expect the stock market to be volatile amid a moderate economic slowdown. We are focused on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We continue to emphasize under-appreciated stocks with a catalyst for investment over the next three to four years. We believe the Fund is positioned for solid relative performance in this environment.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Federal Reserve appears to be firm about adding liquidity to the market as evidenced by its decision to reduce short-term interest rates by 1.50% during the period. That is constructive for the market and we are looking for a modest recovery over the next few quarters. Corporate profits are very much the focus right now. We believe that relative values in the energy, financials and perhaps service-oriented technology issues may be areas that will boost performance. We look for the stock market to be volatile amid a moderate economic slowdown and believe the Fund is positioned for solid relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

          Value Equity Fund     S&P 500/BARRA Value       Russell 1000 Value
2/2/200     10,000                 10,000                    10,000
3/00        10,550                 10,352.75                 10,386.45
6/00        10,360                  9,908.11                  9,899.28
9/00        10,390                 10,782.35                 10,678.22
12/00       10,383.52              10,957.9                  11,062.14
3/1/2001     9,588.65              10,242.7                  10,414.4

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                       SIX     ONE      SINCE
                     MONTHS   YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Value Equity Fund    -7.71%   -9.11%  -3.54%        2/2/00
--------------------------------------------------------------------------------

S&P 500/BARRA Value  -5.01%   -1.06%   2.09%

Russell 1000 Value   -2.47%    0.18%   3.48%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $106,620 (in thousands)

[pie chart omitted -- plot points as follows:]

Financial          19.7%
Consumer Stable    18.9%
Technology         15.1%
Energy             10.7%
Utilities          10.4%
Consumer Cyclical   9.3%
Capital Goods       8.1%
Basic Materials     3.5%
Transportation      2.7%
Short Term          1.6%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   ExxonMobil Corp.                                    3.51%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.25%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.98%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.93%
--------------------------------------------------------------------------------
   SBC Communications Inc.                             2.23%
--------------------------------------------------------------------------------
   United Technologies Corp.                           1.96%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         1.77%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.77%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   1.73%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                1.63%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


COMMON STOCK -- 97.7%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 3.5%

Alcoa Inc. ........................    7,919   $    284,688
Avery Dennison Corp. ..............    2,640        137,333
Barrick Gold Corp. ................   29,037        414,939
Bowater Inc. ......................    6,863        325,306
Du Pont de Nemours (E.I.) & Co. ...    9,239        376,027
International Paper Co. ...........   10,559        380,969
Praxair Inc. ......................    1,056         47,150
Rayonier Inc. .....................    7,655        316,152
The Dow Chemical Co. ..............    9,503        300,010
Westvaco Corp. ....................    6,731        163,092
Weyerhaeuser Co. ..................   19,798      1,005,540
                                                  3,751,206


CAPITAL GOODS -- 8.1%

Boeing Co. ........................   16,366        911,750
Cooper Industries Inc. ............    3,300        110,385
Deere & Co. .......................   10,559        383,714
Dover Corp. .......................   13,990        501,402
Eaton Corp. .......................    7,391        506,284
Emerson Electric Co. ..............   19,798      1,227,476
General Dynamics Corp. ............    7,391        463,711
Martin Marietta Materials Inc. ....   11,087        473,415
Minnesota Mining &
   Manufacturing Co. ..............   10,308      1,071,001
Molex Inc. (Class A) ..............   13,722        381,643
Parker-Hannifin Corp. .............   10,559        419,403
Sherwin-Williams Co. ..............    4,487        114,329
Thermo Electron Corp. .............    1,320         29,674(a)
United Technologies Corp. .........   28,488      2,088,170
                                                  8,682,357


CONSUMER - CYCLICAL -- 9.2%
AT&T Corp. - Liberty Media
    Group (Class A) ...............   35,636        498,904(a)
Comcast Corp. (Class A) ...........   19,402        813,671(a)
Costco Wholesale Corp. ............    3,432        134,706(a)
CVS Corp. .........................    9,239        540,389
Eastman Kodak Co. .................    2,904        115,841
Federated Department
   Stores Inc. ....................    2,640        109,692(a)
Gannett Co. Inc. ..................   13,726        819,717
Home Depot Inc. ...................   12,143        523,363
Interpublic Group Cos. Inc. .......    9,789        336,252
Lowes Cos. Inc. ...................   21,118      1,234,347
McDonald's Corp. ..................   17,158        455,545
Target Corp. ......................   40,783      1,471,451
The Walt Disney Co. ...............   28,773        822,908
Viacom Inc. (Class B) .............    9,931        436,666(a)
Wal-Mart Stores Inc. ..............   31,412      1,586,306(h)
                                                  9,899,758

--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES          VALUE


CONSUMER - STABLE -- 18.8%

Abbott Laboratories ...............   10,559   $    498,279
Amgen Inc. ........................      218         13,121(a)
Anheuser Busch Cos. Inc. ..........   11,879        545,602
Applera Corp. - Applied
   Biosystems Group ...............    5,411        150,155
Avon Products Inc. ................    4,487        179,435
Baxter International Inc. .........    6,071        571,524
Bristol-Myers Squibb Co. ..........   20,590      1,223,046
Cardinal Health Inc. ..............   17,950      1,736,663(h)
Colgate-Palmolive Co. .............    2,640        145,886
Eli Lilly & Co. ...................   15,310      1,173,665
General Mills Inc. ................   11,087        476,852
Gillette Co. ......................    6,071        189,233
Heinz (H.J.) Co. ..................    7,919        318,344
IMS Health Inc. ...................    1,320         32,868
Johnson & Johnson .................   21,118      1,847,191
Kimberly-Clark Corp. ..............    9,767        662,496
Medtronic Inc. ....................    8,154        372,964
Merck & Co. Inc. ..................   41,179      3,125,486
Pepsico Inc. ......................   22,965      1,009,312
Pfizer Inc. .......................   46,195      1,891,685
Pharmacia Corp. ...................   11,351        571,750
Procter & Gamble Co. ..............   12,670        793,142
Ralston Purina Group                  27,717        863,385
Schering Plough Corp. .............   13,198        482,123
Sysco Corp. .......................   13,462        356,878
The Coca-Cola Co. .................    7,919        357,622
The Quaker Oats Co. ...............    4,224        409,939
UnitedHealth Group Inc. ...........    2,640        156,446
                                                 20,155,092


ENERGY -- 10.6%

Anadarko Petroleum Corp. ..........    2,640        165,739
Baker Hughes Inc. .................    9,107        330,675
BP Amoco PLC ADR ..................    9,503        471,539
Burlington Resources Inc. .........   13,594        608,331
Chevron Corp. .....................    5,807        509,855
Conoco Inc. (Class B) .............   30,356        857,557
Devon Energy Corp. ................    8,579        499,298
ExxonMobil Corp. ..................   46,195      3,741,795
Nabors Industries Inc. ............   13,330        691,027(a)
Noble Drilling Corp. ..............    6,071        280,237(a)
Royal Dutch Petroleum Co. ADR .....   13,990        775,606
Schlumberger Ltd. .................   10,691        615,908
Texaco Inc. .......................    5,279        350,526
Tosco Corp. .......................    6,599        282,173
Transocean Sedco Forex Inc. .......   14,386        623,633
Unocal Corp. ......................   16,366        565,773
                                                 11,369,672

FINANCIAL -- 19.5%

American Express Co. ..............   26,671      1,101,512
American International
   Group ..........................    6,158        495,719
Aon Corp. .........................    2,640         93,720
Axa ADR ...........................    2,075        113,606
Axa ...............................      545         60,361
Bank of America Corp. .............   17,158        939,401(h)
Bank One Corp. ....................    1,056         38,206

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

BlackRock Inc. (Class A) ..........    8,600   $    309,600(a)
Chubb Corp. .......................    6,599        478,032
Citigroup Inc. ....................   77,129      3,469,262(h)
Edwards A.G. Inc. .................    4,487        166,019
Fannie Mae ........................   19,498      1,552,041
FleetBoston Financial Corp. .......   22,437        846,997
Franklin Resources Inc. ...........    4,224        165,201
Freddie Mac .......................   11,351        735,885
Goldman Sachs Group Inc. ..........    6,599        561,575
Hartford Financial Services
   Group Inc. .....................   17,686      1,043,474
J.P. Morgan Chase & Co. ...........   34,844      1,564,496
Lehman Brothers Holdings Inc. .....   16,630      1,042,701
Marsh & McLennan Cos. Inc. ........    6,731        639,647
Merrill Lynch & Co. Inc. ..........    3,432        190,133
MetLife Inc. ......................    3,696        111,065
MGIC Investment Corp. .............    1,584        108,377
Morgan Stanley,
   Dean Witter & Co. ..............   19,270      1,030,945
PNC Financial Services Group ......   19,270      1,305,543
St. Paul Cos. Inc. ................   10,559        465,124
The Allstate Corp. ................   26,529      1,112,626
The Bank of New York Co. Inc. .....    3,168        155,992
Torchmark Corp. ...................    2,904        112,762
U.S. Bancorp ......................   18,478        428,696
Waddell & Reed Financial Inc.
   (Class A) ......................    6,335        179,597
Wells Fargo & Co. .................    7,919        391,753
                                                 21,010,068


TECHNOLOGY -- 15.0%

Analog Devices Inc. ...............   19,798        717,480(a,h)
Applied Materials Inc. ............    9,539        414,947(a)
Automatic Data Processing Inc. ....   10,295        559,842
Axcelis Technologies Inc. .........   21,381        247,218(a)
Compaq Computer Corp. .............   50,682        922,412
Computer Sciences Corp. ...........    7,919        256,180(a)
Convergys Corp. ...................    2,376         85,702(a)
Dell Computer Corp. ...............   39,595      1,017,097(a)
Electronic Data Systems Corp. .....    3,168        176,964
EMC Corp. .........................    7,919        232,819(a)
Equifax Inc. ......................   21,118        659,937
First Data Corp. ..................   31,676      1,891,374(h)
Hewlett-Packard Co. ...............   15,838        495,254
Intel Corp. .......................   42,271      1,112,256
International Business
   Machines Corp. .................   17,158      1,650,256
KPMG Consulting Inc. ..............    5,385         70,005(a)
Microsoft Corp. ...................   58,073      3,175,867(a)
Motorola Inc. .....................   21,117        301,128
PeopleSoft Inc. ...................    2,904         68,063(a)
Pitney Bowes Inc. .................   11,879        412,795
Sun Microsystems Inc. .............   21,846        335,773(a)
Tellabs Inc. ......................   10,559        429,619(a)
Texas Instruments Inc. ............   22,701        703,277
Unisys Corp. ......................   13,198        184,772(a)
                                                 16,121,037



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


TRANSPORTATION -- 2.7%

AMR Corp. .........................   14,518   $    509,872(a)
Burlington Northern
   Santa Fe Corp. .................   26,397        801,941
Canadian Pacific Ltd. .............   30,356      1,114,065
Continental Airlines Inc.
   (Class B) ......................    6,863        284,128(a)
Delta Air Lines Inc. ..............    4,223        166,809
                                                  2,876,815


UTILITIES -- 10.3%

Constellation Energy Group ........   13,053        575,637
Dominion Resources Inc. ...........   13,126        846,233
Duke Energy Corp. .................   28,245      1,207,191
El Paso Corp. .....................   19,534      1,275,570
Exelon Corp. ......................   14,496        950,938
FPL Group Inc. ....................    9,488        581,614
Qwest Communications
   International Inc. .............   21,645        758,657(a)
SBC Communications Inc. ...........   53,322      2,379,761
Sprint Corp. (FON Group) ..........   23,757        522,417
Sprint Corp. (PCS Group) ..........   11,351        215,669(a)
Verizon Communications ............   23,757      1,171,220
Williams Cos. Inc. ................    3,168        135,749
Xcel Energy Inc. ..................   15,310        460,984
                                                 11,081,640


TOTAL INVESTMENTS IN SECURITIES
   (COST $109,841,004) ............             104,947,645

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $1,672,368) ..............1,672,368      1,672,368
OTHER ASSETS AND LIABILITIES,
   NET 0.7% .......................                 775,263
                                               ------------

NET ASSETS-- 100% .................            $107,395,276
                                               ============



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Value Equity Fund had the following long futures contracts open at March 31, 2001:

                                     NUMBER
             EXPIRATION      OF      UNDERLYING    UNREALIZED
DESCRIPTION     DATE      CONTRACTS  FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500       June 2001       2       $584,600      $(10,650)


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             MID-CAP GROWTH FUND

Q&A

Q   HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED
    TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The Mid-Cap Growth Fund declined 11.29% for the six-month period ended March 31, 2001, while the Standard & Poor's MidCap 400 Index lost 14.18% for the same period.

Q.  WHY DID THE FUND OUTPERFORM ITS
    BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The Fund benefited from solid stock selection in a number of industries that performed relatively well during the period. The market focused on defensive industries as well as those directly benefiting from the Federal Reserve's decision to lower interest rates. Investors put funds to work in the capital goods, consumer stable, energy, consumer cyclical and financial sectors. The Fund capitalized on solid performance contributions from ITT Industries, Textron and Tosco. Consumer cyclicals and consumer stables also performed well for the Fund mainly due to effective stock selection. Holdings such as Federated Department Stores, Jones Apparel, Henry Schein and Tenet Healthcare performed well during the period. Our reduced position in the technology sector also aided us as those stocks were particularly hard hit. The basic materials, financial and utilities sectors all detracted from the Fund's performance.

Q   WHAT HAS YOUR INVESTMENT STRATEGY BEEN
    FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. New companies being added to the Fund must be priced reasonably based on earnings growth expectations in comparison to the market as well as in comparison to its respective peer group. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term.
    We do not and will not invest or speculate on companies with operating losses and no material track record in managing their business.

Q   WHICH INVESTMENTS STAND OUT?

A. Defensive and interest-rate sensitive names were the main focus with investors over the past six months. The Fund's performance certainly benefited from this trend. Holdings in retail, such as Federated Department Stores (department stores), up 59%, Jones Apparel Group (textiles), up 43%, and Kroger (food chains), up 14%, certainly stand out. The defensive consumer stable space featured strong performance in several healthcare concerns, including Henry Schein (medical products and supplies), up 84%, Manor Care (services), up 30%, and Tenet Healthcare (services), up 21%. The announced takeover of refiner Tosco, one of the Fund's largest holdings, drove that stock up 38% during the period.

Q WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas including the consumer cyclical, consumer stable, financial and energy sectors. In the consumer cyclical and financial areas we moved to an underweight position, taking profits as these interest-rate sensitive stocks rallied in reaction to the Fed's easing of monetary policy. The Fund holds a higher-than-average position in the energy area and we continue to add stocks that we believe will benefit from the current supply/demand imbalance in that sector. We are also boosting our position in consumer stable stocks. In technology, we are only adding stocks on a selective basis. These shifts have benefited the Fund over the past six months. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities arise. We continue to emphasize those companies with higher-than-average earnings growth rates and reasonable valuations.

Q WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned to take advantage of a rotation into stocks other than technology and consumer cyclicals. Despite the recent correction in technology stocks, it may be early to take a more aggressive position there, as we believe more downside still exists. Consumer cyclical stocks benefited from the recent interest rate cuts but the Fed may not be enough to save these stocks from the slowdown in the U.S. economy. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                 Mid-Cap Growth Fund          S&P Mid Cap 400
11/25/97            10,000                       10,000
3/98                11,276.71                    11,536.79
9/98                 8,875.28                     9,662.5
3/99                10,595.87                    11,567.04
9/99                10,223.56                    12,093.8
3/00                13,686.36                    15,973.13
9/00                13,706.59                    17,322.33
3/1/2001            12,159.47                    14,865.38

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                       SIX    ONE    THREE   SINCE
                     MONTHS   YEAR   YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Mid-Cap Growth Fund  -11.29% -11.16% 2.54%    6.01%        11/25/97
--------------------------------------------------------------------------------

S&P MidCap 400       -14.18%  -6.94% 8.82%   12.57%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes have above-average growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $19,014 (in thousands)


[pie chart omitted -- plot points as follows:]


Consumer Stable         16.1%
Technology              15.7%
Consumer Cyclical       13.4%
Capital Goods           13.4%
Financial               10.8%
Energy                  10.3%
Short Term               9.1%
Utilities                7.9%
Basic Materials          3.3%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   Tosco Corp.                                         3.46%
--------------------------------------------------------------------------------
   Federated Department Stores Inc.                    2.80%
--------------------------------------------------------------------------------
   El Paso Corp.                                       2.75%
--------------------------------------------------------------------------------
   The Bank of New York Co. Inc.                       2.67%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                2.58%
--------------------------------------------------------------------------------
   ITT Industries Inc.                                 2.49%
--------------------------------------------------------------------------------
   Devon Energy Corp.                                  2.45%
--------------------------------------------------------------------------------
   Viad Corp.                                          2.41%
--------------------------------------------------------------------------------
   Dover Corp.                                         2.12%
--------------------------------------------------------------------------------
   American International Group Inc.                   2.04%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             MID-CAP GROWTH FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                               MID-CAPGROWTH FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


COMMON STOCK -- 91.4%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 3.3%
Bowater Inc. ......................    3,208   $    152,059
Praxair Inc. ......................    6,414        286,385
Rohm & Haas Co. ...................    1,821         56,105
Sealed Air Corp. ..................    3,849        128,287(a)
                                                    622,836

CAPITAL GOODS -- 13.5%
Dover Corp. .......................   11,226        402,340
Honeywell International Inc. ......    4,170        170,136
ITT Industries Inc. ...............   12,221        473,564
Martin Marietta Materials Inc. ....    4,811        205,430
Molex Inc. (Class A) ..............   17,641        490,640
Textron Inc. ......................    6,415        364,629
Thermo Electron Corp. .............    6,415        144,209(a)
Tyco International Ltd. ...........    6,814        294,569
                                                  2,545,517

CONSUMER - CYCLICAL -- 13.5%
Costco Wholesale Corp. ............    5,237        205,552(a)
Federated Department Stores Inc. ..   12,829        533,045(a)
Interpublic Group Cos. Inc. .......    8,665        297,643
Jones Apparel Group Inc. ..........    6,607        249,744(a)
NTL Inc. ..........................   10,905        274,261(a)
The Kroger Co. ....................   10,392        268,010(a)
Viad Corp. ........................   19,245        458,608
WPP Group PLC ADR .................    1,606         86,222
Zale Corp. ........................    6,287        182,323(a)
                                                  2,555,408

CONSUMER - STABLE -- 16.2%
AmeriSource Health Corp.
   (Class A) ......................    2,566        125,862(a)
Apogent Technologies Inc. .........    9,622        194,749(a,h)
Cardinal Health Inc. ..............    3,721        360,007
Coca-Cola Enterprises Inc. ........    9,622        171,079
Energizer Holdings Inc. ...........    6,415        160,375(a)
Genentech Inc. ....................    2,768        139,784(a)
Genzyme Corp. .....................    2,245        202,791(a)
Henry Schein Inc. .................    9,622        353,608(a,h)
IDEC Pharmaceuticals Corp. ........    4,812        192,480(a)
IVAX Corp. ........................    4,563        143,735(a)
Manor Care Inc. ...................   11,226        229,010(a)
Millennium Pharmaceuticals Inc. ...    1,604         48,858(a)
Tenet Healthcare Corp. ............    8,596        378,224(a,h)
Watson Pharmaceuticals Inc. .......    7,056        371,146(a)
                                                  3,071,708

ENERGY -- 10.3%
BJ Services Co. ...................    1,462        104,094(a)
Devon Energy Corp. ................    8,019        466,706
Global Marine Inc. ................    3,481         89,114(a)
Nabors Industries Inc. ............    4,426        229,444(a)
National-Oilwell Inc. .............      717         24,830(a)
Schlumberger Ltd. .................    2,117        121,960
Tosco Corp. .......................   15,396        658,333
USX Marathon Group ................    9,622        259,313
                                                  1,953,794


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


FINANCIAL -- 10.8%
American International
   Group Inc. .....................    4,810   $    387,205(h)
Axa ADR ...........................      643         35,204
Hartford Financial Services
   Group Inc. .....................    3,977        234,643
Nationwide Financial Services Inc.
   (Class A) ......................    9,621        365,406
The Bank of New York Co. Inc. .....   10,328        508,551
Waddell & Reed Financial Inc.
   (Class A) ......................    6,415        181,865
Zions Bancorporation ..............    6,414        334,105
                                                  2,046,979
TECHNOLOGY -- 15.8%
Analog Devices Inc. ...............    9,622        348,701(a,h)
Atmel Corp. .......................    9,609         94,288(a)
C-Cube Microsystems Inc. ..........    5,879         72,385(a)
Cadence Design Systems Inc. .......    8,705        160,956(a)
Comdisco Inc. .....................   16,037        128,296
Computer Sciences Corp. ...........    4,811        155,636(a)
Concord EFS Inc. ..................    5,132        207,525(a)
Convergys Corp. ...................    6,414        231,353(a)
Cypress Semiconductor Corp. .......    6,253        110,866(a)
DST Systems Inc. ..................    3,207        154,545(a)
Fiserv Inc. .......................    2,887        129,148(a)
Intuit Inc. .......................    4,308        119,547(a)
KPMG Consulting Inc. ..............    4,440         57,720(a)
Mettler-Toledo International
   Inc. ...........................    8,596        353,812(a)
Rational Software Corp. ...........    1,604         28,471(a)
SCI Systems Inc.                      15,203        276,695(a)
SunGard Data Systems Inc. .........    5,774        284,254(a)
Waters Corp. ......................    1,443         67,027(a)
                                                  2,981,225
UTILITIES -- 8.0%
Dynegy Inc. (Class A) .............    6,415        327,229
El Paso Corp. .....................    8,019        523,641
Qwest Communications
   International Inc. .............    8,339        292,282(a)
Telephone & Data Systems Inc. .....    1,924        179,894
The Montana Power Co. .............   12,830        180,903
                                                  1,503,949
TOTAL INVESTMENTS IN SECURITIES
   (COST $16,925,647) .............              17,281,416

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.2%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $1,732,222) ..............1,732,222      1,732,222
LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.6)% .....................                (110,452)
                                                -----------

NET ASSETS-- 100% .................             $18,903,186
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Growth Fund had the following short futures contracts open at March 31, 2001:

                  EXPIRATION  NUMBER OF  UNDERLYING   UNREALIZED
DESCRIPTION          DATE     CONTRACTS  FACE VALUE  APPRECIATION
--------------------------------------------------------------------------------

S&P MidCap 400     June 2001       1      $(231,800)    $2,700


See Notes to Schedules of Investments and Notes to
Financial statements.

                                                       MID-CAP VALUE EQUITY FUND

Q&A

Q   HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK FOR
    THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Mid-Cap Value Equity Fund posted a return of 3.46% for the six-month period ended March 31, 2001, while the Standard & Poor's 400 MidCap/BARRA Value Index returned 5.55% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS
   BENCHMARK FOR THE SIX-MONTH PERIOD
   ENDED MARCH 31, 2001?

A. The Fund was negatively effected by poor performance among individual stocks in the financial, utilities and technology sectors. The market lifted financial stocks as investors shifted their focus to industries that could directly benefit from interest rate cuts implemented by the Federal Reserve. However, poor performance by Hartford Financial Services and Bear Stearns hurt the Fund. In addition, rotation out of technology and telecommunication stocks drove down the prices of Montana Power Company and Telephone and Data Systems, as well as Computer Sciences and SCI Systems Inc. Lastly, the Fund was transferred to the current manager and costs to reposition the Fund's portfolio were incurred.

    The market was also focused on defensive industries, given the weak economic environment. As a result, the Fund was positively impacted by its overweight position and strong stock picks in the capital goods, basic materials and energy sectors. Holdings such as Cabot Corp., Tosco Corp., and Textron performed well during the period. Consumer stables also generated solid returns for the Fund, mainly due to solid stock selection. Tenet Healthcare and Manor Care had strong performance during the period.

Q   WHAT HAS YOUR INVESTMENT STRATEGY BEEN
    FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings prospects and good visibility, strong market share and superior long-term fundamentals that are priced attractively. New companies being added to the Fund must be priced reasonably based on their earnings outlook in comparison to the market, as well as in comparison to their respective peer groups. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term.

Q   WHICH INVESTMENTS STAND OUT?

A. Defensive and interest-rate sensitive names were the main focus with investors over the past six months. The Fund's performance benefited from this trend. The basic materials sector saw strong performance from several chemicals companies including Monsanto, up 78%, and Cabot Corp., up 71%. Holdings in the consumer cyclical area such as Federated Department Stores (department stores), up 59%, Jones Apparel (textiles), up 43%, and Tricon Global (restaurants), up 25%, stand out as well. Finally, the consumer stable sector featured strong performance in several healthcare service concerns including Manor Care, up 30%, and Tenet Healthcare, up 21%. The announced takeover of refiner Tosco, one of the Fund's largest holdings, drove that stock up 38% during the period.

Q   WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas including the consumer cyclical, consumer stable, financial and energy sectors. In the consumer cyclical sector we continued to take profits as these interest-rate sensitive stocks rallied in reaction to the Fed's easing of monetary policy. The Fund has a heavy position in the energy area and we continue to add stocks that we believe will benefit from the current supply/demand imbalance in that sector. Both the financial and consumer stable sectors have represented a smaller-than-average position and the Fund has been selectively adding stocks in these areas. We are only very selectively adding technology stocks with strong long-term fundamental business prospects. These shifts have benefited the portfolio over the past six months. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities materialize.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned to take advantage of a rotation into stocks other than technology, utilities and financial sectors. Despite the recent correction in technology stocks, it may be early to take an aggressive position, as we believe more downside potential exists. Utilities had a strong year in 2000, but we see limited additional upside in the regulated side of the business and we continue to place our focus on the unregulated producers. Financial stocks benefited from the recent interest rate cuts by the Fed but that may not be enough to save these stocks from the slowdown in the U.S. economy. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[line chart omitted -- plot points as follows:]

            Mid-Cap Value Equity Fund     S&P 400/BARRA Value     S&P MidCap 400
12/98              10,000                      10,000                   10,000
3/99               10,120                       9,194.8                9,366.52
6/99               11,550                      10,567.69               10,690.42
9/99                9,910                       9,538.37               9,793.06
12/99              10,956.87                   10,232.46               11,476.89
3/00               10,906.33                   10,874.26               12,934.39
6/00               10,208.89                   10,585.3                12,510.2
9/00               10,936.65                   11,966.39               14,026.92
12/00              11,583.57                   13,081.39               13,490.88
3/1/2001           11,314.67                   12,630.54               12,037.38

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                       SIX     ONE      SINCE
                     MONTHS   YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Mid-Cap Value
   Equity Fund       3.46%    3.74%     5.64%      12/31/98
--------------------------------------------------------------------------------
S&P 400/BARRA Value  5.55%   16.15%    10.94%
--------------------------------------------------------------------------------
S&P MidCap 400      14.18%   -6.94%     8.59%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $15,151 (in thousands)


[pie chart omitted -- plot points as follows:]

Financial             17.0%
Consumer Cyclical     15.4%
Capital Goods         13.6%
Basic Materials       10.9%
Short Term            10.4%
Energy                10.3%
Consumer Stable        9.0%
Utilities              8.4%
Technology             4.8%
Transportation         0.2%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   Tenet Healthcare Corp.                              4.41%
--------------------------------------------------------------------------------
   Torchmark Corp.                                     3.13%
--------------------------------------------------------------------------------
   Federated Department Stores Inc.                    3.06%
--------------------------------------------------------------------------------
   Hartford Financial Services Group Inc.              2.92%
--------------------------------------------------------------------------------
   Praxair Inc.                                        2.78%
--------------------------------------------------------------------------------
   Tosco Corp.                                         2.58%
--------------------------------------------------------------------------------
   Telephone & Data Systems Inc.                       2.49%
--------------------------------------------------------------------------------
   Textron Inc.                                        2.38%
--------------------------------------------------------------------------------
   Sherwin-Williams Co.                                2.34%
--------------------------------------------------------------------------------
   Parker-Hannifin Corp.                               2.29%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)

                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


COMMON STOCK -- 90.2%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 10.9%
Bowater Inc. ......................    6,344  $     300,706
Cabot Corp. .......................   10,628        334,782
Monsanto Co. ......................    5,126        181,768
Praxair Inc. ......................    9,420        420,603
Rohm & Haas Co. ...................    9,900        305,019
Sealed Air Corp. ..................    3,040        101,323(a)
                                                  1,644,201

CAPITAL GOODS -- 13.7%
ITT Industries Inc. ...............    8,939        346,386
Jacobs Engineering Group Inc. .....    3,653        211,874(a)
Martin Marietta Materials Inc. ....    2,307         98,509
Molex Inc. (Class A) ..............   12,015        334,167
Parker-Hannifin Corp. .............    8,747        347,431
Sherwin-Williams Co. ..............   13,938        355,140
Textron Inc. ......................    6,344        360,593
                                                  2,054,100

CONSUMER - CYCLICAL -- 15.6%
AT&T Corp. - Liberty Media
    Group (Class A) ...............   19,609        274,526(a)
Carnival Corp. ....................    7,401        204,786
Federated Department Stores Inc. ..   11,150        463,282(a)
Interpublic Group Cos. Inc. .......    8,555        293,864
Jones Apparel Group Inc. ..........    5,479        207,106(a)
NTL Inc. ..........................    7,690        193,403(a)
Spherion Corp. ....................    4,806         33,354(a)
The Kroger Co. ....................   13,072        337,127(a)
Viad Corp. ........................   14,418        343,581
                                                  2,351,029

CONSUMER - STABLE -- 9.1%
AmeriSource Health Corp.
   (Class A) ......................    1,922         94,274(a)
Energizer Holdings Inc. ...........    6,344        158,600(a)
Manor Care Inc. ...................    9,035        184,314(a)
Mylan Laboratories Inc. ...........    5,094        131,680
Tenet Healthcare Corp. ............   15,187        668,228(a)
Watson Pharmaceuticals Inc. .......    2,403        126,398(a)
                                                  1,363,494

ENERGY -- 10.3%
Conoco Inc. (Class B) .............   10,381        293,263
Devon Energy Corp. ................    4,710        274,122
ENSCO International Inc. ..........    4,374        153,090
Nabors Industries Inc. ............    5,383        279,055(a)
Tosco Corp. .......................    9,131        390,442
Weatherford International Inc. ....    3,364        166,013(a)
                                                  1,555,985

FINANCIAL -- 17.2%
Bear Stearns Cos. Inc. ............    2,115         96,740
GATX Corp. ........................      961         40,804
Hartford Financial Services
   Group Inc. .....................    7,497        442,323



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

J.P. Morgan Chase & Co. ...........    6,056   $     271,914
M&T Bank Corp. ....................    3,361        234,934
Nationwide Financial
   Services Inc. (Class A) ........    7,594        288,420
The Bank of New York Co. Inc. .....    5,094        250,829
Torchmark Corp. ...................   12,207        473,998
Waddell & Reed Financial Inc.
   (Class A) ......................    6,728        190,739
Zions Bancorporation ..............    5,710        297,434
                                                  2,588,135

TECHNOLOGY -- 4.8%
3Com Corp. ........................    4,322         24,717
Atmel Corp. .......................   10,286        100,931(a)
Cadence Design Systems Inc. .......    4,806         88,863(a)
Comdisco Inc. .....................    7,087         56,696
Computer Sciences Corp. ...........    3,845        124,386(a)
Fiserv Inc. .......................    1,442         64,507(a)
KPMG Consulting Inc. ..............    3,327         43,251(a)
SCI Systems Inc. ..................    8,651        157,448(a)
Unisys Corp. ......................    4,806         67,284(a)
                                                    728,083

TRANSPORTATION -- 0.2%
Burlington Northern
   Santa Fe Corp. .................      916         27,828

UTILITIES -- 8.4%
Dynegy Inc. (Class A) .............    2,798        142,726
El Paso Corp. .....................    4,614        301,294
Montana Power Co. .................    8,459        119,272
OGE Energy Corp. ..................    6,728        154,677
TECO Energy Inc. ..................    5,767        172,779
Telephone & Data Systems Inc. .....    4,037        377,459
                                                  1,268,207

TOTAL INVESTMENTS IN SECURITIES
   (COST $12,597,161) .............              13,581,062

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.5%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $1,570,112) ..............1,570,112      1,570,112
LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.7)% .....................                 (98,013)
                                                -----------

NET ASSETS-- 100% .................             $15,053,161
                                                ===========



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Value Equity Fund had the following long futures contracts open at March 31, 2001:

             EXPIRATION   NUMBER OF  UNDERLYING    UNREALIZED
DESCRIPTION     DATE      CONTRACTS  FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------

Mid-Cap       June 2001       1       $231,800      $(3,450)


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND

Q&A

Q.  HOW DID THE SMALL-CAP VALUE FUND PERFORM COMPARED
    TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The GE Small-Cap Value Equity Fund posted a return of 1.80% for the six-month period ended March 31, 2001, while the Russell 2000 Index declined 12.96% for the same period.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Over the six months ended March 31, 2001, the Fund's performance was enhanced by key positions in consumer stable, financial services, healthcare and utilities. In addition, a low relative allocation to technology also helped bolster returns. Both asset allocation and security selection in these sectors helped drive our strong outperformance of the Russell 2000 Index.

Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The slowing growth and not-so-soft economic landing seemingly replaced "irrational exuberance" with reactionary and irrational behavior. Federal Reserve policy will continue to favor aggressive easing, but we believe the nation's economic problem is not an inventory glut but one of too much capacity. The result is that it will take longer for interest rate reductions to have a positive impact on the economy. Valuations have improved somewhat and some defensive, demand-insensitive companies are again garnering investor attention.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    BY THE FUND IMPACTED PERFORMANCE?

A. During the six months ended March 31, 2001, we curtailed our allocation to Technology stocks relative to the Fund's benchmark, the Russell 2000 Index. Our allocation to the Technology sector averaged approximately 6% while the index carried a 13% weight. We emphasized more defensive, demand-insensitive companies which offered more reasonable valuations.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. We have invested in more defensive names and continue to emphasize themes and companies with catalysts. One of our favorite food stocks, Smithfield Foods, stepped away from acquiring IBP and staved off the taint of mad-cow madness. Insurance companies have provided strong relative performance as pricing points have increased and company profits have advanced. Smaller banks and finance companies began to benefit from the anticipation of Fed easing and the possibility of consolidations. Pharmaceutical and hospital stocks continue to look strong, and biotech offers many promising products.

Q.  WHICH INVESTMENTS STAND OUT?

A. Over the past six months, the highest contributing security has been Astoria Financial, a community-oriented institution serving personal finance needs in the New York marketplace. We believe Astoria is well placed, has a strong balance sheet and loan portfolio, and could be poised to benefit from industry consolidations.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE
    YOU POSITIONED THE FUND GOING FORWARD?

A. We continue to emphasize defensive, demand-insensitive companies with reasonable relative valuations. The oversold, formerly neglected basic industrial companies have begun to catch the attention of value-hungry investors. We look for an upcoming wave of strategic consolidations across most sectors.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                      Small-Cap Value Equity Fund               Russell 2000
8/3/98                        10,000                               10,000
9/98                           8,910                                8,688.62
12/98                         10,316.52                            10,105.88
3/99                           8,680.73                             9,557.63
6/99                          10,647.69                            11,043.63
9/99                          10,155.95                            10,345.68
12/99                         12,038.55                            12,254.41
3/00                          13,319.91                            13,121.99
6/00                          12,699.9                             12,625.75
9/00                          13,051.24                            12,765
12/00                         14,017.24                            11,883.37
3/1/2001                      13,286.01                            11,111.07

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                       SIX     ONE      SINCE
                     MONTHS   YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Small-Cap Value
   Equity Fund       1.80%   -0.25%    11.27%       8/3/98
--------------------------------------------------------------------------------

Russell 2000       -12.96%  -15.33%     4.04%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $20,414 (in thousands)


[pie chart omitted -- plot points are as follows:]

Financial Services      22.2%
Consumer Discretionary  17.9%
Healthcare              11.3%
Consumer Stable          9.3%
Auto & Transportation    8.5%
Real Estate Investment
  Trust                  7.7%
Technology               7.2%
Short Term               5.4%
Materials & Processing   4.2%
Energy                   3.1%
Utilities                2.7%
Producer Durables        0.5%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   The Cooper Cos. Inc.                                3.83%
--------------------------------------------------------------------------------
   Beckman Coulter Inc.                                3.62%
--------------------------------------------------------------------------------
   Smithfield Foods Inc.                               3.44%
--------------------------------------------------------------------------------
   Iron Mountain Inc.                                  3.44%
--------------------------------------------------------------------------------
   The Earthgrains Co.                                 3.39%
--------------------------------------------------------------------------------
   Astoria Financial Corp.                             3.19%
--------------------------------------------------------------------------------
   InterTAN Inc.                                       3.19%
--------------------------------------------------------------------------------
   Golden State Bancorp Inc.                           3.10%
--------------------------------------------------------------------------------
   Affiliated Computer Services Inc. (Class A)         2.89%
--------------------------------------------------------------------------------
   PartnerRe Ltd.                                      2.82%
--------------------------------------------------------------------------------


*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 92.9%


AUTO & TRANSPORTATION -- 8.5%
CNF Inc. ..........................   12,400   $    358,236
Genesee & Wyoming Inc.
   (Class A) ......................   13,200        330,825(a)
Gentex Corp. ......................    8,400        194,250(a)
Kansas City Southern
   Industries Inc. ................   23,100        328,020(a)
Oshkosh Truck Corp. ...............   14,800        525,400
                                                  1,736,731
CONSUMER - DISCRETIONARY -- 17.7%
F.Y.I. Inc. .......................    6,400        214,000(a)
Insight Communications
   Company Inc. (Class A) .........    6,000        159,000(a)
InterTAN Inc. .....................   51,450        650,843(a)
Iron Mountain Inc. ................   18,300        701,256(a)
Outback Steakhouse Inc. ...........   10,200        259,692(a)
Pegasus Communications Corp. ......    7,300        167,900(a)
Regent Communications Inc. ........   13,600         94,775(a)
School Specialty Inc. .............   19,700        424,781(a)
Station Casinos Inc. ..............   22,800        314,868(a)
Strayer Education Inc. ............    4,900        171,500
W.P. Stewart & Co. Ltd. ...........   13,500        292,950
Zale Corp. ........................    6,700        194,300(a)
                                                  3,645,865
CONSUMER - STABLE -- 9.2%
McNaughton Apparel
   Group Inc. .....................   14,900        235,606(a)
Smithfield Foods Inc. .............   21,600        702,000(a)
Suiza Foods Corp. .................    5,400        259,686(a)
The Earthgrains Co. ...............   32,600        692,750
                                                  1,890,042
ENERGY -- 3.0%
Louis Dreyfus Natural Gas Corp. ...    8,300        307,100(a)
Noble Affiliates Inc. .............    7,600        317,148
                                                    624,248
FINANCIAL SERVICES-- 22.1%
Affiliated Computer Services Inc.
   (Class A) ......................    9,100        590,590(a)
American Physicians Capital Inc. ..   11,500        209,875(a)
Astoria Financial Corp. ...........   12,200        651,938
Everest Re Group Ltd. .............    4,900        325,948
Golden State Bancorp Inc. .........   22,700        632,876
IndyMac Mortgage
   Holdings Inc. ..................    5,200        149,448
Investment Technology
   Group Inc. .....................    6,700        343,040(a)
LandAmerica Financial
   Group Inc. .....................   10,800        384,264
National Data Corp. ...............    7,600        177,460
NOVA Corp. ........................   27,300        503,412(a)
PartnerRe Ltd.                        11,700        576,459
 ..................................               4,545,310
HEALTHCARE -- 11.2%
Apogent Technologies Inc. .........   11,200        226,688(a)
Beckman Coulter Inc. ..............   18,900        738,801


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Sola International Inc. ...........   23,100   $    208,131(a)

Syncor International Corp. ........    5,800        187,050(a)
The Cooper Cos. Inc. ..............   16,500        781,275
Varian Medical Systems Inc. .......    2,700        164,160(a)
 ..................................               2,306,105
MATERIALS & PROCESSING -- 4.2%
Grant Prideco Inc. ................   26,400        454,080(a)
Mobile Mini Inc. ..................    8,400        231,525(a)
NCI Building Systems Inc. .........   10,700        180,830(a)
                                                    866,435

PRODUCER DURABLES -- 0.5%
Terex Corp. .......................    5,900        102,365(a)
REAL ESTATE INVESTMENT TRUST-- 7.6%
Colonial Properties Trust .........   10,800        289,980
First Industrial Realty Trust Inc.    11,700        370,188
Gables Residential Trust               6,700        194,367
Great Lakes REIT Inc. .............   14,000        237,020
Mid-Atlantic Realty Trust .........   16,900        211,250
Parkway Properties Inc. ...........    9,200        264,040
                                                  1,566,845

TECHNOLOGY -- 6.2%
Comdisco Inc. .....................   12,100         96,800
Cypress Semiconductor Corp. .......   17,400        308,502(a)
DRS Technologies Inc. .............   13,000        204,620(a)
Enzon Inc. ........................    6,600        313,500(a)
Kronos Inc. .......................    5,500        172,906(a)
Teledyne Technologies Inc. ........   12,700        177,800(a)
                                                  1,274,128
UTILITIES -- 2.7%
American Water Works Co. Inc. .....   17,000        548,250

TOTAL COMMON STOCK
   (COST $17,897,019) .............              19,106,324


                                   PRINCIPAL
                                      AMOUNT         VALUE

--------------------------------------------------------------------------------
CORPORATE NOTE -- 1.0%
--------------------------------------------------------------------------------


TECHNOLOGY-- 1.0%
General Semiconductor Inc.
   5.75%  12/15/06
   (COST $ 199,662) ............... $240,000        203,700

TOTAL INVESTMENTS IN SECURITIES
   (COST $18,096,681) .............              19,310,024

--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $1,104,402) ..............1,104,402      1,104,402
OTHER ASSETS AND LIABILITIES,
   NET 0.7% .......................                 140,570
                                                -----------

NET ASSETS-- 100% .................             $20,554,996
                                                ===========

                                                       INTERNATIONAL EQUITY FUND

Q&A

Q.  HOW DID THE INTERNATIONAL EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The International Equity Fund declined 15.15% for the Investment Class Shares for the six months ending March 31, 2001, while the MSCI EAFE benchmark lost 16.05% for the same period. The Fund declined 11.79% for the Service Class Shares for the period January 3, 2001 (commencement of operations) through March 31, 2001, while the Index lost 13.73% for the same period.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund's focus on companies in more defensive sectors led to the Fund's outperformance during the period. Stock selection was positive, particularly in Continental Europe where Alstom (France, power engineering) was a major contributor. Other contributors were Embraer (Brazil, regional jets); Reed International (UK, media); Billiton (UK, resources); and Bank of Ireland. The Fund's underweight position in Japan also contributed to the positive result.

Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. Global market conditions were decidedly mixed during the period: the modest recovery in the fourth quarter lasted into January but turned sharply downward in February and March. Increasingly bad news from companies including profit warnings and deteriorating visibility led to major declines in all major markets, only slightly mitigated by monetary easings by Central Banks in the U.S., the U.K., Japan, Canada and Australia.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    USED BY THE FUND IMPACTED PERFORMANCE?

A. Our investment strategy focuses on selecting stocks that are undervalued but have potential for above-average growth. Declining stock prices across the major global markets have made many stocks appear attractive but the deteriorating economic backdrop has cast doubt on growth forecasts. Our concentration on this vital element of investment analysis has kept us from stepping into certain investment opportunities too soon, a clear advantage in sharply declining markets.

Q.  WHICH SECTORS HAVE YOU LIKED?

A. Our view of the world has led us to reduce our holdings in technology and telecommunication stocks, and to put more emphasis on our positions in financial services and capital goods companies. Financial services (banks and insurance companies) benefit from lower interest rates and, in Europe, derive further advantage from impending tax and pension reform. Capital goods, or long-cycle products, such as power generation equipment, and civil/military aircraft and engines, have the potential to ride out short cycle economic trends, again an advantage in weakening economies.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND
    HOW HAVE YOU POSITIONED IT GOING FORWARD

A. The unprecedented flight from technology stocks has been the pivotal event of the last six months. Individual stocks reached unprecedented heights of valuation during the earlier boom and the inevitable return to more sustainable levels was rapid. The Fund's focus on growth at a reasonable price has allowed us to avoid the excesses of the technology boom and subsequent bust. While the impact has been felt across all countries and sectors, our continued emphasis on bottom up, fundamental investing has been highly appropriate.

    The Fund is positioned for a continued slowdown in the global economy, where a defensive posture will be rewarded as interest rates continue to fall.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                      International Equity Fund               MSCI EAFE
11/25/97                    10,000                            10,000
3/98                        12,027.37                         11,571.01
9/98                        10,066.17                         10,031.88
3/99                        12,472.13                         12,272.95
9/99                        13,035.72                         13,137.15
3/00                        16,497.04                         15,352.99
9/00                        14,551.12                         13,555.46
3/1/2001                    12,345.93                         11,380.09

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                      International Equity Fund               MSCI EAFE
1/3/2001                     10,000                            10,000
1/1/2001                     10,343.01                         10,003.3
2/1/2001                      9,551.45                          9,255.45
3/1/2001                      8,821.46                          8,626.73

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                    SIX     ONE    THREE    SINCE
                  MONTHS   YEAR    YEAR   INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------

International
   Equity Fund    -15.15% -25.16%  0.88%    6.50%     11/25/97
--------------------------------------------------------------------------------

MSCI EAFE         -16.05% -25.88% -0.55%    3.94%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                        SINCE
                       INCEPTION*                COMMENCEMENT
--------------------------------------------------------------------------------
International
   Equity Fund           -11.79%               1/3/01
--------------------------------------------------------------------------------
MSCI EAFE                -13.73%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.


REGIONAL ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $316,030 (in thousands)


[pie chart omitted -- plot points as follows:]

Europe          67.4%
Japan          12.3%
Pacific Rim     8.2%
Other Regions   7.3%
Short Term      4.8%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   ING Groep N.V.                                      3.05%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     2.90%
--------------------------------------------------------------------------------
   CGNU PLC                                            2.47%
--------------------------------------------------------------------------------
   TotalFinaElf (Class B)                              2.39%
--------------------------------------------------------------------------------
   Alstom                                              2.13%
--------------------------------------------------------------------------------
   Vodafone Group PLC                                  1.91%
--------------------------------------------------------------------------------
   Vivendi Universal S.A.                              1.87%
--------------------------------------------------------------------------------
   Axa                                                 1.85%
--------------------------------------------------------------------------------
   Invensys PLC                                        1.83%
--------------------------------------------------------------------------------
   Toshiba Corp.                                       1.81%
--------------------------------------------------------------------------------


*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS  March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 92.7%


AUSTRALIA -- 1.8%

Brambles Industries Ltd. ..........  214,465  $   4,593,632
Cable & Wireless Optus Ltd. .......  720,236      1,280,287(a)
                                                  5,873,919


BRAZIL -- 2.3%

Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........   72,906      2,763,137
Petroleo Brasileiro S.A. -
    Petrobras ADR .................  111,866      2,662,411
Uniao de Bancos Brasileiros
   S.A. GDR .......................   74,369      1,517,127
                                                  6,942,675


CANADA -- 1.8%

Biovail Corp. .....................   42,738      1,544,124(a)
Bombardier Inc. (Class B) .........   78,110      1,079,702
CGI Group Inc. (Class A) ..........  285,084      1,080,973(a)
Manulife Financial Corp. ..........   74,347      1,958,733
Molson Inc. (Class A) .............    3,488         97,313
                                                  5,760,845


FINLAND -- 2.3%

Sampo-Leonia (Series A) ...........  101,635      4,828,049
Stora Enso Oyj ....................  231,520      2,187,396
TietoEnator Oyj ...................    6,455        156,158
                                                  7,171,603


FRANCE -- 17.0%

Alcatel S.A. ......................   50,360      1,517,333
Alstom ............................  246,140      6,744,891
Aventis S.A. (Class A) ............   71,485      5,527,623
Axa ...............................   52,915      5,860,561
BNP Paribas S.A. ..................   51,985      4,358,184
Carrefour S.A. ....................   73,817      4,013,096
Coflexip S.A. ADR .................   18,029      1,176,392
Lagardere S.C.A. ..................   94,118      4,748,329
Lyonnaise Des Eaux S.A. ...........   17,737      2,605,741
Michelin CGDE (Regd.)
   (Class B) ......................   76,865      2,494,434
Publicis Groupe ...................   19,356        587,448
Schneider Electric S.A. ...........   20,650      1,198,943
TotalFinaElf (Class B) ............   55,939      7,553,665
Vivendi Universal S.A. ............   97,422      5,900,593
                                                 54,287,233


GERMANY -- 8.9%

Bayer AG ..........................    8,299        351,452
Bayerische Hypo- und
   Vereinsbank AG .................   29,337      1,579,435


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Bayerische Motoren Werke
(BMW) AG ..........................   94,932   $  2,886,999

Deutsche Bank AG ..................   52,626      3,999,897
Dresdner Bank AG ..................  124,655      5,635,377
Fresenius Medical Care AG .........   35,076      2,347,861
Merck KGaA ........................   42,065      1,609,699
Metallgesellschaft AG .............  306,152      3,398,843
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........   16,374      4,829,732
Veba AG ...........................   38,118      1,802,367
                                                 28,441,662


GREECE -- 0.3%

Hellenic Telecommunication
   Organization S.A. ADR ..........   71,360        470,976
Hellenic Telecommunication
   Organization S.A. GDR ..........   39,146        522,750
                                                    993,726


HONG KONG -- 2.4%

Cheung Kong (Holdings) Ltd. .......  354,495      3,715,356
Giordano International Ltd. .......2,992,000      1,467,221
Hutchison Whampoa Ltd. ............   28,300        296,604
Johnson Electric Holdings Ltd. ....1,295,600      2,051,354
                                                  7,530,535


IRELAND -- 3.7%

Bank of Ireland ...................  632,016      5,270,731
CRH PLC ...........................  213,965      3,282,645
Elan Corp. PLC ADR ................   40,749      2,129,135(a)
Jefferson Smurfit Group PLC .......  635,195      1,014,081
                                                 11,696,592


ISRAEL -- 1.1%

ECI Telecommunications Ltd. .......  177,392      1,352,614
Teva Pharmaceutical Industries
   Ltd. ADR .......................   37,469      2,046,744
                                                  3,399,358


ITALY -- 3.3%

Banca Intesa S.p.A. ...............1,231,357      4,701,196
Riunione Adriatica di Sicurta
   S.p.A (RAS) ....................  328,110      4,012,074
Saipem S.p.A. .....................  288,076      1,725,793
Telecom Italia S.p.A ..............   13,423        134,614
                                                 10,573,677


JAPAN -- 12.2%
Canon Inc. ........................  155,000      5,618,626
Fujitsu Ltd. ......................  238,000      3,166,507
ITOCHU Corp. ......................  313,262      1,110,593(a)
Kao Corp. .........................  129,621      3,263,244
KOMATSU Ltd. ......................  461,000      2,115,488
Mazda Motor Corp. .................1,060,000      2,575,685
Minebea Co. Ltd. ..................  464,000      3,293,690


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Mizuho Holdings Inc. ..............      204  $   1,145,793

Nippon Telegraph and Telephone
   Corp. (NTT) ....................      356      2,268,961
Shin-Etsu Chemical Co. ............   79,000      2,706,342
Sony Corp. ........................   67,000      4,750,637
The Tokyo Electric Power Co. Inc. .   55,800      1,240,296
Toshiba Corp. .....................  983,000      5,732,600
                                                 38,988,462


MEXICO -- 2.1%

America Movil S.A. de C.V. ADR
   (Series L) .....................   15,664        229,478(a)
Desc S.A. de C.V. (Series B) ......  275,776        127,930
Desc S.A. de C.V. ADR .............   65,494        523,952
Fomento Economico Mexicano
   S.A. de C.V. ADR ...............    5,541        196,761
Grupo Carso S.A. de C.V. ADR ......   56,561        264,140(a)
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class O) .2,322,260      4,039,777
Grupo Televisa S.A. GDR ...........   43,240      1,444,648(a)
                                                  6,826,686


NETHERLANDS -- 8.7%

ASM Lithography Holding N.V. ......  129,380      2,868,153(a)
Getronics N.V. ....................   76,147        323,545
IHC Caland N.V. ...................   63,198      3,168,931
ING Groep N.V. ....................  147,869      9,625,948
Ispat International N.V.
   (Regd.) (Class A) ..............   92,003        258,528
Koninklijke (Royal) KPN N.V. ......   68,465        666,129
Koninklijke (Royal) Philips
   Electronics N.V. ...............  148,345      4,058,523
Koninklijke Ahold N.V. ............  133,640      4,135,871
Koninklijke Numico N.V. ...........   65,500      2,670,704
                                                 27,776,332


POLAND -- 0.4%

Telekomunikacja Polska S.A. GDR
   (Series A) .....................  225,118      1,204,381(b)

PORTUGAL -- 0.2%

Banco Comercial
   Portugues (Regd.) ..............  155,937        707,837

SINGAPORE -- 0.6%

Datacraft Asia Ltd. ...............  377,120      1,832,803

SOUTH KOREA -- 1.7%

Kookmin Bank ......................   16,600        169,617
Korea Telecom Corp. ...............   16,457        693,642
Korea Telecom Corp. ADR ...........   38,831        901,656
Pohang Iron & Steel Co. Ltd.
   (POSCO) ........................   17,182      1,161,818
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ....................   37,576        674,489
Samsung Electronics ...............   12,010      1,876,845
                                                  5,478,067



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

SPAIN -- 2.2%

Acciona S.A. ......................   16,005  $     542,768
Repsol YPF S.A. ...................   34,571        610,371
Telefonica S.A. ...................  342,781      5,488,110(a)
Telefonica S.A. ADR ...............    5,527        264,761(a)
                                                  6,906,010


SWEDEN -- 1.8%

Autoliv Inc. SDR ..................  184,896      2,823,724
Industriforvaltnings AB
   Kinnevik (Series B) ............   15,368        305,035
Investor AB (Series B) ............   18,976        229,463
Invik & Co. AB ....................    8,365        491,656
Nordea AB (NDA) FDR ...............  185,136      1,118,877
Svenska Handelsbanken
   AB (Series A) ..................   50,738        725,981
                                                  5,694,736


SWITZERLAND -- 1.0%

Credit Suisse AG ..................   18,084      3,183,785

TAIWAN -- 1.6%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .........1,908,928      5,150,614(a)

UNITED KINGDOM -- 15.3%

BAE Systems PLC ...................2,059,459      9,176,895
Billiton PLC ......................  326,799      1,477,077
Cable & Wireless PLC ..............  384,360      2,590,865
CGNU PLC ..........................  566,977      7,800,568
Compass Group PLC .................   52,606        374,759(a)
Corus Group PLC ...................  650,824        577,240(a)
Granada PLC .......................   59,843        147,129
Invensys PLC ......................3,047,279      5,794,687
National Grid Group PLC ...........  116,101        896,289
Nycomed Amersham PLC ..............  378,040      2,634,100
Prudential PLC ....................  289,294      3,089,292
Railtrack Group PLC ...............   19,177        186,961
Reed International PLC ............  308,485      2,858,645
Royal & Sun Alliance Insurance
   Group PLC ......................  728,536      4,947,046
ScottishPower PLC .................   29,958        198,963
Vodafone Group PLC ................2,201,320      6,029,114
                                                 48,779,630


TOTAL COMMON STOCK
   (COST $358,668,208) ............             295,201,168


--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
--------------------------------------------------------------------------------


BRAZIL -- 0.0%

Telecomunicacoes Brasileiras
   S.A. ADR .......................    5,096        246,392


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

GERMANY -- 1.4%

Fresenius Medical Care AG .........   21,082  $     992,203
Henkel KGaA .......................   59,627      3,485,560
                                                  4,477,763


TOTAL PREFERRED STOCK
   (COST $6,519,238) ..............               4,724,155


--------------------------------------------------------------------------------
RIGHTS -- 0.3%
--------------------------------------------------------------------------------


IRELAND -- 0.3%

CRH PLC expiring 04/19/01 .........   53,491        814,069(a)

SPAIN -- 0.0%

Telefonica S.A. expiring
   03/21/01 .......................  342,781        105,541(a)

TOTAL RIGHTS
   (COST $500,519) ................                 919,610


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------


FRANCE -- 0.0%

Publicis SA - CVG, 03/07/02 .......   20,704         45,533(a)

GERMANY -- 0.0%

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .......................      181         14,458(a)

TOTAL WARRANTS
   (COST $0) ......................                  59,991


TOTAL INVESTMENTS IN SECURITIES
   (COST $365,687,965) ............             300,904,924




--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

SHORT-TERM INVESTMENTS -- 4.7%


GEI Short-Term Investment Fund
   (COST $15,125,131) .............15,125,131  $ 15,125,131
OTHER ASSETS AND LIABILITIES,
   NET 0.9% .......................               2,770,806
                                               ------------

NET ASSETS-- 100% .................            $318,800,861
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at March 31, 2001:

                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------

Finance                                         28.43%
Industrials                                     14.16%
Consumer Discretionary                          11.76%
Information Technology                           9.71%
Telecommunication Services                       7.31%
Materials                                        6.86%
Health Care                                      5.96%
Short Term                                       4.79%
Consumer Staples                                 4.55%
Energy                                           4.34%
Utilities                                        2.13%
                                              --------
                                               100.00%
                                              ========



-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND

Q&A

Q.  HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS
    BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Europe Equity Fund declined 13.34% for the six-month period ended March 31, 2001, while the MSCI Europe benchmark lost 13.86%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund focused on more defensive companies during the period. The Fund has a heavy emphasis in the Industrial and Consumer sectors and reduced positions in Energy and Telecommunications. The best relative performance came from the Financial and Industrial sectors driven by names such as Reed Elsevier (UK, Publishing) and Alstom (France, Power Generation Equipment). Stocks in the portfolio that struggled included Cable and Wireless Communications (UK) which suffered from significant price erosion in the US market for their telecommunications services, and Philips Electronics (Netherlands) which was hurt by the depressed outlook for semiconductor and consumer electronic sales.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED
    BY THE FUND IMPACTED PERFORMANCE?

A. Our investment strategy focuses on selecting stocks that are undervalued but have potential for above-average growth. Declining stock prices across the major global markets have made many stocks appear attractive but economic weakness has cast doubt on growth forecasts. Our concentration on this vital element of investment analysis has kept us from stepping into certain investment opportunities too soon, a clear advantage in sharply declining markets.

Q.  WHAT MARKET CONDITIONS AFFECTED
    FUND PERFORMANCE?

A. The unprecedented flight from technology stocks has been the pivotal event of the last six months. Individual stocks reached unknown heights of valuation during the earlier boom and the inevitable return to more sustainable levels has been rapid. The Fund's focus on growth at a reasonable price has allowed us to avoid many of the excesses of the technology boom and subsequent bust. While the impact has been felt across all countries and sectors, our continued emphasis on bottom up, fundamental investing appears to be appropriate for this environment.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND
    HOW HAVE YOU POSITIONED IT GOING FORWARD

A. The longer the slowdown in U.S. economic growth, the more heavily it will weigh upon European economic growth rates. A Real Gross Domestic Product
    (GDP) growth rate of 2% for 2001. Business surveys, particularly in Germany, are beginning to highlight weaker manufacturing output which is increasing the possibility for interest rate cuts by the European Central Bank in the 2nd Quarter of 2001. While exports and industrial activity are likely to be weaker, the European consumer is expected to drive economic growth due to lower taxes, lower consumer debt levels and greater labor flexibility. We also expect the recent global technology slump to have less of an effect in Europe than it has in the US. European investment in technology has historically been lower when compared to the size of the economy. For example, the total amount invested in European technology firms in 2000 was approximately where the U.S. was at the beginning of the 1990's. The Fund is well positioned for a continued slowdown in the global economy, where a defensive posture will be rewarded if interest rates continue to fall.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                           Europe Equity Fund                 MSCI Europe
1/29/99                        10,000                              10,000
3/99                            9,620                               9,852.43
6/99                            9,700                               9,821.76
9/99                            9,970                               9,936.52
12/99                          12,907.3                            11,664.48
3/00                           14,671.97                           11,674.24
6/00                           14,208.12                           11,305.62
9/00                           12,937.55                           10,479.17
12/00                          13,310.92                           10,686.16
3/1/2001                       11,211.99                            9,026.46

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                       SIX     ONE      SINCE
                     MONTHS   YEAR    INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------

Europe Equity Fund  -13.34% -23.58%     5.41%       1/29/99
--------------------------------------------------------------------------------

MSCI Europe         -13.86% -22.68%    -4.61%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in developed European countries.

REGIONAL ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $11,571 (in thousands)

[pie chart omitted -- plot points as follows:]

Developed        92.3%
Emerging          2.9%
Short Term        4.8%

TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   BAE Systems PLC                                     3.22%
--------------------------------------------------------------------------------
   ING Groep N.V.                                      3.06%
--------------------------------------------------------------------------------
   Koninklijke Ahold N.V.                              3.00%
--------------------------------------------------------------------------------
   Aventis S.A. (Class A)                              2.98%
--------------------------------------------------------------------------------
   Royal & Sun Alliance
    Insurance Group PLC                                2.92%
--------------------------------------------------------------------------------
   Vivendi Universal S.A.                              2.75%
--------------------------------------------------------------------------------
   Alstom                                              2.47%
--------------------------------------------------------------------------------
   Invensys PLC                                        2.37%
--------------------------------------------------------------------------------
   TotalFinaElf (Class B)                              2.37%
--------------------------------------------------------------------------------
   Reed International PLC                              2.35%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)

                               EUROPE EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 95.0%


DENMARK -- 0.8%

GN Store Nord A/S .................      955   $     10,806
Novo Nordisk A/S (Series B) .......      138         27,975
Novozymes A/S (Series B) ..........    2,630         53,625
                                                     92,406


FINLAND -- 1.6%

Sampo-Leonia (Series A) ...........    3,975        188,828

FRANCE -- 22.9%

Alcatel S.A. ......................    2,890         87,075
Alstom ............................   10,423        285,618
Aventis S.A. (Class A) ............    4,456        344,563
Axa ...............................    1,518        168,125
BNP Paribas S.A. ..................    1,467        122,987
Carrefour S.A. ....................    3,156        171,577
Compagnie Generale
   De Geophysique S.A. ............      186         11,077(a)
Gemplus International S.A. ........   28,658        151,011(a)
Imerys ............................    1,934        189,870
Lagardere S.C.A. ..................    3,715        187,425
Michelin CGDE (Regd.)
   (Class B) ......................    2,507         81,357
Pinguely-Haulotte .................    3,734         86,062
Schneider Electric S.A. ...........      980         56,899
Thomson Multimedia ................    3,594        111,922(a)
TotalFinaElf (Class B) ............    2,029        273,984
Vivendi Universal S.A. ............    5,262        318,705
                                                  2,648,257


GERMANY -- 13.2%

AMB Aachener & Muenchener
   Beteiligungs AG ................      248         25,307
Babcock Borsig AG .................      250          9,765(a)
Bayerische Motoren Werke
   (BMW) AG .......................    2,626         79,860
Deutsche Bank AG ..................      394         29,946
Deutsche Boerse AG ................      109         30,684
Dresdner Bank AG ..................    5,586        252,531
Epcos AG ..........................    1,864        106,994
Ergo Versicherungs Gruppe AG ......    1,138        169,286
Fresenius Medical Care AG .........    1,598        106,964
Merck KGaA ........................    1,861         71,215
Metallgesellschaft AG .............   15,393        170,890
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........      672        198,216
Techem AG .........................    7,828        213,475(a)
Veba AG ...........................    1,200         56,741
                                                  1,521,874



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

GREECE -- 2.4%

Antenna TV S.A. ADR ...............   11,093   $    189,274(a)
Hellenic Telecommunication
   Organization S.A. ADR ..........    6,782         44,761
Hellenic Telecommunication
   Organization S.A. GDR ..........    3,340         44,602
                                                    278,637


IRELAND -- 4.9%

Bank of Ireland ...................   25,542        213,013
CRH PLC ...........................    8,460        129,793
Elan Corp. PLC ADR ................    3,017        157,638(a)
Irish Life & Permanent PLC ........    1,132         12,348
Jefferson SmurFit Group PLC .......   33,378         53,288
                                                    566,080


ITALY -- 4.2%

Banca Intesa S.p.A. ...............   62,688        239,336
Banca Popolare di Lodi ............    7,747         82,121
Bayerische Vita S.p.A. ............    2,115         21,136
Riunione Adriatica di Sicurta S.p.A
   (RAS) ..........................    8,288        101,344
Saipem S.p.A. .....................    3,691         22,112
Telecom Italia S.p.A ..............    1,530         15,344
                                                    481,393


NETHERLANDS -- 14.6%

ASM Lithography Holding N.V. ......    8,054        178,545(a)
Fox Kids Europe N.V. ..............   15,766        138,694(a)
Getronics N.V. ....................   13,703         58,223
IHC Caland N.V. ...................    3,625        181,768
ING Groep N.V. ....................    5,433        353,676
Ispat International N.V.
   (Regd.) (Class A) ..............    2,689          7,556
Koninklijke (Royal) KPN N.V. ......    8,221         79,986
Koninklijke (Royal) Philips
   Electronics N.V. ...............    9,163        250,688
Koninklijke Ahold N.V. ............   11,228        347,483
Koninklijke Numico N.V. ...........    2,331         95,044
                                                  1,691,663


NORWAY -- 0.1%

Sparebanken NOR ...................      640         17,489

POLAND -- 0.5%

Telekomunikacja Polska S.A. GDR
   (Series A) .....................   10,735         57,432(b)

PORTUGAL -- 1.1%

Telecel-Comunicacoes
   Pessoais S.A. ..................   12,018        122,109(a)


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


SPAIN -- 2.9%

Corporacion Mapfre, Compania
   Internacional
   de Reaseguros S.A. .............    1,133  $      23,223
Grupo Auxiliar Metalurgico S.A. ...    3,865         87,551(a)
Recoletos Compania Editorial S.A. .   13,918         85,584
Telefonica S.A. ...................    8,933        143,022(a)
                                                    339,380


SWEDEN -- 1.0%

Autoliv Inc. SDR ..................    5,536         84,545
Sigma AB ..........................    1,537         18,660
Telefonaktiebolaget LM Ericsson
   AB (Series B) ..................    1,840         10,017
                                                    113,222


SWITZERLAND -- 5.4%

Credit Suisse AG ..................      689        121,302
Kuoni Reisen Holding AG
   (Regd.) (Series B) .............       42         18,153
Leica Geosystems AG ...............      595        136,470(a)
Sulzer AG (Regd.) .................      408        262,634(a)
Unaxis Holding AG (Regd.) .........      496         80,035(a)
                                                    618,594


UNITED KINGDOM -- 19.4%

BAE Systems PLC ...................   83,482        371,994
Cable & Wireless PLC ..............   20,119        135,617
CGNU PLC ..........................   16,269        223,832
Cobham PLC ........................    1,236         19,845
Compass Group PLC .................      617          4,395(a)
Corus Group PLC ...................   97,921         86,850(a)
Granada PLC .......................      617          1,517
Horizon Technology
   Group PLC ......................    1,647          5,795(a)
Invensys PLC ......................  144,188        274,187
Nycomed Amersham PLC ..............   10,438         72,730
Prudential PLC ....................   12,327        131,637
Reed International PLC ............   29,387        272,321
Royal & Sun Alliance Insurance
   Group PLC ......................   49,715        337,584
Standard Chartered PLC ............    3,137         37,929
Vodafone Group PLC ................   95,220        260,794
                                                  2,237,027


TOTAL COMMON STOCK
   (COST $12,367,812) .............              10,974,391


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

RIGHTS -- 0.3%


IRELAND -- 0.3%

CRH PLC expiring 03/27/01 .........    1,116  $       5,645(a)
CRH PLC expiring 04/19/01 .........    2,115         32,188(a)
                                                     37,833


SPAIN -- 0.0%

Telefonica S.A. expiring 03/21/01 .    8,933          2,750(a)

TOTAL RIGHTS
   (COST $26,211) .................                  40,583


TOTAL INVESTMENTS IN SECURITIES
   (COST $12,394,023) .............              11,014,974

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $555,541) ................  555,541        555,541

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)% .....................                 (15,825)
                                                -----------

NET ASSETS-- 100% .................             $11,554,690
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Europe Equity Fund invested in the following sectors at March 31, 2001:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Financial                                        26.81%
Consumer Discretionary                           15.77%
Industrials                                      15.23%
Telecommunication Services                        7.83%
Information Technology                            7.29%
Materials                                         7.06%
Health Care                                       6.75%
Consumer Staples                                  5.31%
Short Term                                        4.80%
Energy                                            2.66%
Utilities                                         0.49%
                                                -------
                                                100.00%
                                                =======

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

Q&A

Q. HOW DID THE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Emerging Markets Fund declined 27.50% for the six-month period ended March 31, 2001. The MSCI EMF Index lost 18.05% for the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The main reason the Fund underperformed its comparative index was the behavior of our technology holdings. While we trimmed our holdings in this troubled sector, and the portfolio has generally taken on a more defensive posture, we were affected by steep declines in some of our holdings in India and Israel. Both areas are suffering from legitimate concerns over declining technology spending worldwide. Indian shares, however, have also been pummeled by a series of local scandals, some involving stock manipulation. For its part, the conflict in Israel continues to hang over the market, discouraging further investment.
    On the positive side, market allocation worked well for us, as the Fund was able to side step several of the period's more problematic situations. The Fund had limited exposure to Turkey prior to the devaluation of its currency. Our Argentinean exposure remains minimal, and we continue to avoid Malaysia, both areas that suffered during the period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. It was a challenging period for all three regions, as concerns over slowing global growth affected all markets. Asian markets were lower over the last six months, led by declines in China of 27.4%, and a 25.5% fall in Korea. Taiwan performed slightly better, retreating only 12.9%, as investors began to anticipate a recovery in the electronics sector. The weakness in the region can largely be traced to its reliance on exports, especially in the technology area, which makes it vulnerable to a slowdown among developed economies. The weakening of the Japanese Yen also put pressure on local currencies. Many export products of countries like Taiwan and Korea compete directly with Japan. Several Asian currencies are now near the lows experienced during the Asian financial crisis in 1997 and 1998. One major exception is Malaysia, whose currency is linked to the U.S. dollar. We currently have no position in Malaysia as we do not see attractively valued stocks based on our Price/Cash Earnings to Growth discipline. In Emerging Europe, the Middle East and Africa, virtually all of the markets were down for the period. Poland was the region's best performer, thanks to strong fourth quarter performance in the depressed banking sector. Turkey collapsed 53% after allowing its currency to float. Italy's Lira depreciated 36%, explaining most of the drop in that market. South Africa, whose low valuation cyclical stocks exhibit defensive characteristics, dropped 12%. Hungary declined more dramatically, losing 25.7%, while Greece shed 26.4%. Finally, the tech-laden market and economy of Israel declined 42%. Continued violence in the country is also having a material impact on tourism, and thus the economy. Latin markets held up better than most, slipping 10.2%. Investors preferred the region for its heavy exposure to "old economy" stocks and its minimal number of technology shares. Argentina's on-going economic problems did create a fair amount of turbulence. The Brazilian market suffered the most as a result, due to close economic ties between the two countries. Brazilian stocks fell 15.9%, while Argentina lost only 5.7%. Mexico was a relatively safe-haven, declining only 7%.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    USED BY THE FUND AFFECTED PERFORMANCE?

    As mentioned previously, we took advantage of the January rally to reduce our technology exposure, especially in Asia. We added to our holdings in Polish banks, since we anticipate a decline in local interest rates. We also increased our weight in South African financials, to take advantage of the long-awaited consumer recovery there. Smaller positions in Israeli tech names were also eliminated, while holdings in drug stocks such as Teva (Israel), Pliva (Croatia), Egis and Gedeon Richter (both in Hungary), were increased.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND
    HOW HAVE YOU POSITIONED IT GOING FORWARD?

A. We suspect that markets in general, and tech stocks in particular, will take some time to recover. There are several reasons to feel encouraged, however. Economically, interest rate decreases are likely to continue and we are beginning to see better liquidity in the markets. Also, the yield curve in the U.S. is steepening, which is a positive indicator of growth going forward.
    At the company level, valuations are compelling. In some cases we can buy companies in the market for less than the cash on their balance sheet. We continue to focus on firms with modest debt and leading positions in growth industries. We are confident that this approach will ultimately result in significant appreciation for the portfolio, but the timing of the turnaround is difficult to predict.
    With respect to specific markets, we remain very cautious on Turkey's prospects, as a debt restructuring is not out of the question. We are more positive on Poland, where there is room for lower interest rates. South Africa also looks better, with its currency, the Rand, being very competitive at these levels. In other regions, Brazil could be well positioned as fears about Argentina may subside. Brazilian telecom operators are likely to announce strong quarterly earnings, and could head the rally. Asia could be led by India. The market there is set to rebound once the dust settles from its numerous scandals. We also like the Philippines, believing the removal of President Estrada will be a positive catalyst for the market. Under new President Arroyo, expectations for positive political and economic changes are rising. We were in close contact with our GE network during the leadership transition crisis in the Philippines and have built up a sizeable position in that market.

EMERGING MARKETS FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT

{LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:



                          Emerging Markets Fund                    MSCI EMF
11/25/97                      10,000                              10,000
3/98                          11,068.31                           10,875.27
9/98                           6,803.55                            6,480.34
3/99                           9,467.96                            8,596.95
9/99                          11,540.64                           10,143.17
3/00                          18,546.67                           13,032.24
9/00                          13,451.87                           10,185.38
3/1/2001                       9,752.5                             8,346.81

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                   SIX     ONE    THREE   SINCE
                 MONTHS   YEAR    YEAR INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Emerging
   Markets Fund  -27.50% -47.42% -4.13%  -0.75%      11/25/97
--------------------------------------------------------------------------------
MSCI EMF         -18.05% -35.95% -8.44%  -5.25%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in emerging market countries.


REGIONAL ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $8,888 (in thousands)

[pie chart omitted -- plot points as follows:]

Asia                    40.4%
Latin America           29.1%
Middle East and Africa  11.8%
Europe                  11.4%
Short Term               7.3%

TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   Taiwan Semiconductor
     Manufacturing Co. Ltd.                            3.22%
--------------------------------------------------------------------------------
   Grupo Financiero Banamex
     Accival S.A. de C.V. (Lcass O)                    2.67%
--------------------------------------------------------------------------------
   Kookmin Bank                                        2.22%
--------------------------------------------------------------------------------
   Satyam Computer Services Ltd.                       2.16%
--------------------------------------------------------------------------------
   Telefonos de Mexico S.A. de C.V. ADR                2.00%
--------------------------------------------------------------------------------
   Pohang Iron & Steel Co. Ltd. ADR                    1.97%
--------------------------------------------------------------------------------
   Samsung Electronics                                 1.86%
--------------------------------------------------------------------------------
   Korea Telecom Corp.                                 1.61%
--------------------------------------------------------------------------------
   Brilliance China Automotive Hlldings
     Ltd. ADR                                          1.60%
--------------------------------------------------------------------------------
   Grupo Financiero Bancomer S.A. ADR
     (Series C)                                        1.58%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           EMERGING MARKETS FUND


                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)

                              EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 84.7%


ARGENTINA -- 0.5%

Perez Companc S.A. ................   28,382  $      46,049

BRAZIL -- 5.7%

Aracruz Celulose S.A. ADR .........    1,614         21,305
Brasil Telecom Participacoes
   S.A. ADR .......................    2,215         86,717
Compania Anonima Nacional
   Telefonos de Venezuela ADR .....       80          1,556
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........      548         20,769
Petroleo Brasileiro S.A. ADR ......      556         12,065
Petroleo Brasileiro S.A. -
    Petrobras ADR .................    4,449        105,886
Tele Centro Oeste Celular
   Participacoes S.A. ADR .........    1,626         13,155
Telemig Celular Participacoes
   S.A. ADR .......................    1,416         56,711
Ultrapar Participacoes S.A.
   ADR ............................    3,976         34,989
Uniao de Bancos Brasileiros
   S.A. GDR .......................    4,808         98,083
Votorantim Celulose e Papel
   S.A. ADR .......................    4,395         53,839
                                                    505,075

CHILE -- 1.0%

Companhia de Telecomunicaciones
   de Chile S.A. ADR ..............      630          8,316(a)
Empresa Nacional de Electricidad
   S.A. ADR .......................    7,093         81,569(a)
                                                     89,885

CHINA -- 6.5%

Brilliance China Automotive
   Holdings Ltd. ADR ..............  106,000         30,917
Brilliance China Automotive
   Holdings Ltd. ADR ..............    4,993        142,550
China Mobile (Hong Kong) Ltd.
   ADR ............................    4,464         98,253(a)
China Petroleum & Chemical
   Corp. (Series H) ...............  229,458         36,183(a)
China Unicom Ltd. .................   44,000         47,384(a)
Denway Motors Ltd. ................  172,000         43,000(a)
Huaneng Power International
   Inc. (Class H) .................   80,000         42,820
Huaneng Power International
   Inc. ADR .......................    4,915        104,493
TCL International
   Holdings Ltd. ..................  186,000         26,946(a)
                                                    572,546



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

CROATIA -- 1.4%

Pliva D D GDR (Regd.) .............    7,833   $     83,030
Zagrebacka Banka GDR ..............    2,423         44,098(b)
                                                    127,128

CZECH REPUBLIC -- 0.5%

Ceska Sporitelna a.s. .............    4,000         23,397(a)
Ceske Radiokomunikace GDR .........    1,291         25,368(a,b)
                                                     48,765

DOMINICAN REPUBLIC -- 0.3%

TRICOM S.A. ADR ...................    3,031         23,036(a)

EGYPT -- 1.8%

Al-Ahram Beverage Co. S.A.E.
   GDR ............................    3,603         35,670(a)
Commercial International Bank
   GDR ............................    2,000         16,800(b)
EFG-Hermes Holding S.A.E.
   GDR ............................    3,568          4,281(b)
Egyptian Company for Mobile
   Services .......................    4,763         67,967(a)
Orascom Telecommunications
   GDR ............................   12,372         38,353(a,b)
                                                    163,071

ESTONIA -- 0.5%

AS Eesti Telekom GDR ..............    3,844         42,668

GHANA -- 0.0%

Home Finance Co. ..................   18,516          2,500

GREECE -- 0.8%

A.G. Petzetakis S.A. ..............    7,073         42,806
Hellenic Telecommunication
   Organization S.A. ADR ..........    4,102         27,073
                                                     69,879

HUNGARY -- 1.7%

EGIS Rt. ..........................    1,237         39,537
Gedeon Richter Rt. GDR ............      694         36,123
MOL Magyar Olaj-es Gazipari Rt. ...    2,306         32,136
OTP Bank Rt. ......................      944         43,685
                                                    151,481

INDIA -- 6.8%

Aptech Ltd. .......................    9,019         26,626
Cipla Ltd. ........................    2,354         50,336
Dr. Reddy's Laboratories Ltd. .....    1,565         41,789
Global Tele-Systems Ltd. ADR ......    1,168          4,038
Himachal Futuristic
   Communications Ltd. ............    1,800          6,112
Hindalco Industries Ltd. GDR ......    2,684         48,312(b)
Mastek Ltd. .......................    6,391         15,434(a)
NIIT Ltd. .........................    4,907         75,244(k)
Pentamedia Graphics Ltd. ..........    8,826         16,855
Satyam Computer Services Ltd. .....   38,288        191,727


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
                                                           EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Sriven Multi-Tech Ltd. ............    5,865   $      1,023(a)

Sun Pharmaceutical
   Industries Ltd. ................    6,691         77,524
UTI India IT Fund .................    2,831         42,861
                                                    597,881

INDONESIA -- 0.3%

PT Gudang Garam ...................   21,500         26,727

ISRAEL -- 6.9%

AudioCodes Ltd. ...................    3,426         30,406(a)
Camtek Ltd. .......................    7,902         36,548(a)
Ceragon Networks Ltd. .............    1,693         10,475(a)
Check Point Software
   Technologies Ltd. ..............      982         45,342(a)
Comverse Technology Inc. ..........      368         21,672(a)
DSP Group Inc. ....................    3,347         51,879(a)
e-SIM Ltd. ........................    3,345          3,240(a)
ECI Telecommunications Ltd. .......    7,916         60,360
ECtel Ltd. ........................    1,200         11,925(a)
Fundtech Ltd. .....................    8,944         58,695(a)
M-Systems Flash Disk
   Pioneers Ltd. ..................    1,539         10,869(a)
MIND C.T.I. Ltd. ..................    6,569         11,290(a)
Orbotech Ltd. .....................    1,748         54,297(a)
Radview Software Ltd. .............   12,865          9,247(a)
RADVision Ltd. ....................    5,771         40,036(a)
Sapiens International
   Corp. N.V. .....................   13,729         11,584(a)
Teva Pharmaceutical Industries
   Ltd. ADR .......................    1,506         82,265
TTI Team Telecom
   International Ltd. .............    4,439         56,597(a)
                                                    606,727

MEXICO -- 13.4%

Alfa S.A. (Series A) ..............   10,972         16,438
America Movil S.A. de C.V. ADR
   (Series L) .....................    5,095         74,642(a)
Coca-Cola Femsa S.A. de C.V.
   ADR ............................    1,479         28,323
Consorcio Ara S.A. de C.V. ........   28,817         35,850(a)
Corporacion GEO S.A. de C.V.
   (Series B) .....................   39,747         34,320(a)
Corporacion Interamericana
   de Entretenimiento S.A.
   de C.V. (CIE) (Series B) .......    6,363         24,070(a)
Desc S.A. de C.V. (Series B) ......   16,982          7,878
Desc S.A. de C.V. ADR .............    1,658         13,264
Fomento Economico Mexicano
   S.A. de C.V. ADR ...............    1,617         57,420
Global Light
   Telecommunications Inc. ........    4,451         13,308(a)
Grupo Carso S.A. de C.V. ADR ......    4,483         20,936(a)
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class O) .  136,414        237,304
Grupo Financiero Bancomer
   S.A. ADR (Series C) ............   10,665        139,978(a,b)
Grupo Financiero Banorte
   S.A. de C.V. ...................   36,059         55,124(a)
Grupo Financiero Inbursa
   S.A. de C.V. ...................    5,076         17,553(a)
Grupo Iusacell S.A. de C.V. ADR ...      384          3,091(a)




--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Grupo Televisa S.A. GDR ...........    1,548    $    51,719(a)
Telefonos de Mexico S.A. de
   C.V. ADR .......................    5,640        177,886
Tubos de Acero de Mexico
   S.A. ADR .......................    9,159        100,291
TV Azteca S.A. de C.V. ADR ........      137          1,014
Wal-Mart de Mexico
   S.A. de C.V. ...................   32,146         74,561
                                                  1,184,970

NETHERLANDS -- 0.5%

Indigo N.V. .......................   11,485         45,940(a)

PHILIPPINES -- 2.5%

Benpres Holdings Corp. ............  511,600         24,379(a)
Metropolitan Bank & Trust Co. .....    7,280         32,046
Philippine Long Distance
   Telephone Co. ..................    9,569        138,149
Philippine Long Distance
   Telephone Co. ADR ..............    1,963         28,169
                                                    222,743

POLAND -- 3.2%

Bank Polska Kasa Opieki S.A. ......    2,944         46,793(a)
Bank Polska Kasa Opieki S.A. GDR ..    1,204         18,662(a,b)
Elektrim Spolka Akcyjna S.A. ......    8,591         57,350(a)
Powszechny Bank Kredytowy S.A. ....    1,481         38,750
Prokom Software S.A. GDR ..........    2,257         25,956(b)
Telekomunikacja Polska S.A. GDR
   (Series A) .....................   14,844         79,415(b)
Wielkopolski Bank Kredytowy S.A. ..    2,842         18,486
                                                    285,412

RUSSIA -- 2.4%

Mobile Telesystems ADR ............    5,237        136,162(a)
OAO Lukoil Holding ADR ............    1,385         51,750
OAO Lukoil Holding ADR ............      684         25,558(b)
Premier Telesports Ltd. ...........    1,156            915(a)
                                                    214,385

SINGAPORE -- 0.9%

Datacraft Asia Ltd. ...............   16,436         79,879

SOUTH AFRICA -- 3.1%

ABSA Group Ltd. ...................    3,458         13,819
African Bank Investments Ltd. .....   20,100         19,043(a)
Comparex Holdings Ltd. ............   15,702         19,548(a)
Johnnic Holdings Ltd. .............    6,705         48,415
Nedcor Ltd. .......................    2,586         43,848
Sappi Ltd. ........................    7,792         61,114
Sasol Ltd. ........................    4,009         32,890
Softline Ltd. .....................   91,680         16,550(a)
Standard Bank Investment
   Corp. Ltd. .....................    4,903         18,007
                                                    273,234

SOUTH KOREA -- 13.7%

Dae Duck Electronics Co. ..........   11,351         90,399
Kookmin Bank ......................   19,280        197,001


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
                                                           EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


Korea Electric Power (KEPCO)
   Corp. ..........................    6,242   $     94,732
Korea Telecom Corp. ...............    3,392        142,968
Korea Telecom Corp. ADR ...........      813         18,878
Medison Co. Ltd. ..................   13,850         38,397
Nong Shim Co. Ltd. ................    1,780         58,843
Pohang Iron & Steel Co. Ltd.
   (POSCO) ........................    1,650        111,570
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ....................    9,740        174,833
S1 Corp. ..........................    6,592         54,479
Samsung Electronics ...............    1,059        165,494
Youngone Corp. ....................   58,500         62,412
                                                  1,210,006

TAIWAN -- 9.6%

Compal Electronics Inc. ...........   24,771         43,047
Compeq Manufacturing Co. Ltd. .....   16,440         62,151
Far Eastern Textile Ltd. ..........  167,985        118,307
Hon Hai Precision Industry ........   14,340         87,876
Premier Camera Taiwan Ltd. ........   41,520         80,382
Procomp Informatics Co. Ltd. ......   14,100         47,932
Realtek Semiconductor Corp. .......   12,000         66,585
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  106,100        286,276(a)
Taiwan Semiconductor
   Manufacturing Co. Ltd. ADR .....      224          4,368(a)
Yageo Corp. .......................   35,345         54,418
                                                    851,342

THAILAND -- 0.3%

Hana Microelectronics Public
   Co. Ltd. .......................   17,200         24,072

TURKEY -- 0.4%

Enka Holding Yatirim A.S. .........  258,378         16,813
Migros Turk T.A.S. ................      152             11
Vestel Electronik Sanayi
   ve Ticaret A.S. ................5,991,000         14,763(a)
Yapi ve Kredi Bankasi A.S. ........    3,753             11
                                                     31,598

UNITED KINGDOM -- 0.0%

Billiton PLC ......................      984          4,435

TOTAL COMMON STOCK
   (COST $9,459,312) ..............               7,501,434


--------------------------------------------------------------------------------
PREFERRED STOCK -- 8.4%
--------------------------------------------------------------------------------


BRAZIL -- 8.4%

Celular CRT Participacesos S.A. ...  137,938         57,858(a)
Companhia de Bebidas das
   Americas (AmBev) ADR ...........    3,725         86,979
Companhia Paranaense de
   Energia-Copel ADR ..............    5,396         44,787
Companhia Vale do Rio Doce ........    2,594         63,370
Embraer - Empresa Brasileira
   de Aeronautica S.A. ............    8,075         80,024
Embratel Participacoes
   S.A. ADR .......................    5,038         46,854



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Itausa - Investimentos Itau S.A. ..   54,377    $    43,612

Petroleo Brasileiro S.A. ..........    3,449         74,671
Tele Leste Celular Participacoes
   S.A. ADR .......................      440         16,016(a)
Tele Norte Leste Participacoes
   S.A. ADR .......................    5,630         91,657
Telecomunicacoes Brasileiras
   S.A. ADR .......................    2,366        114,396
Ultrapar Participacoes S.A. .......1,800,000         15,349
                                                    735,573


TOTAL PREFERRED STOCK
   (COST $698,046) ................                 735,573


--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------


BRAZIL -- 0.0%


Itausa - Investimentos Itau S.A.
   expiring 04/18/01
   (COST $ 0) .....................    1,646            174(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $10,157,358) .............               8,237,181

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.3%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $650,382) ................  650,382        650,382(l)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.4)% .....................                 (36,769)
                                                 ----------

NET ASSETS-- 100%                                $8,850,794
                                                 ==========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Emerging Markets Fund invested in the following sectors at March 31, 2001:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Information Technology                            21.28%
Telecommunication Services                        18.98%
Financial                                         14.52%
Consumer Discretionary                             8.01%
Short Term                                         7.32%
Materials                                          6.06%
Energy                                             5.82%
Health Care                                        5.47%
Utilities                                          4.71%
Industrials                                        4.51%
Consumer Staples                                   3.32%
                                                 -------
                                                 100.00%
                                                 =======



----------------
See Notes to Schedules of Investments and Notes to Financial statements. |

                                                      PREMIER GROWTH EQUITY FUND

Q&A

Q.  HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The Premier Growth Equity Fund declined 12.32% for the Investment Class Shares for the six-month period ended March 31, 2001, while the Standard & Poor's 500 Composite Price Index lost 18.76% for the same period. The Fund declined 5.99% for the Service Class Shares for the period January 3, 2001 (commencement of operations) through March 31, 2001 while the Index lost 11.86% for the same period.

Q.  WHAT FACTORS LED TO THE OUTPERFORMANCE OF THE FUND VERSUS THE MARKET?

A. The sector with the greatest weakness in the six-month period was technology. The technology sector in the S&P 500 declined 50% during the period. By way of comparison, the technology stocks in the Fund declined 22%. Our peer growth funds fared worse than the Fund due to a larger weighting in the technology sector.

    The Fund has sizeable holdings in computer service companies such as First Data and Automatic Data Processing, which have held up well despite the recent market decline. These service companies are included in the technology sector, but they are much less cyclical than a typical technology hardware company.

Q.  IS THE BEAR MARKET IN TECH STOCKS AND THE OVERALL MARKET GOING TO END SOON?

A. The honest answer is no one really knows. What we do know is that valuation levels are beginning to look reasonable again. The valuation pendulum has swung from overvalued to fairly valued, but the pendulum may swing further into undervalued territory. The economic weakness complicates the valuation analysis because the earnings outlook continues to erode. That said, we are gradually adding to our technology holdings at this time. We are going slowly because the visibility is poor for near term earnings growth.

Q.  HOW IS THE FUND POSITIONED AND WHAT IS THE OUTLOOK FOR THE FUND?

A. The two largest sectors in the Fund continue to be technology and healthcare. We presently own 35 stocks in the Fund. Technology makes up about 32% of the Fund and healthcare about 17%. In addition, we own a handful of media stocks, retailers, financial stocks, energy stocks, and a few miscellaneous growth stocks. The common theme is that they're all industry leaders with annual profit growth of about 15% or higher. These companies are strong financially and have solid management. We continue to believe that a portfolio of above-average growth stocks will deliver superior price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                  Premier Growth Investment Class           S&P 500
10/31/99                   10,000                            10,000
12/99                      11,672.59                         10,803.96
3/00                       12,103.05                         11,068.85
6/00                       11,612.52                         10,754.92
9/00                       11,462.36                         10,647
12/00                      11,073.26                          9,813.51
3/1/2001                   10,050.64                          8,650.11

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                       Premier Growth Fund Service                 S&P 500
1/3/2001                      10,000                               10,000
1/1/2001                      10,879.23                            10,354.8
2/1/2001                       9,951.69                             9,410.65
3/1/2001                       9,400.97                             8,814.48

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES

                    SIX      ONE      SINCE
                   MONTHS    YEAR   INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------

Premier Growth
   Equity Fund     -12.32%  -16.96%   0.36%       10/31/99
--------------------------------------------------------------------------------
S&P 500            -18.76%  -21.85%  -9.70%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

SERVICE CLASS SHARES

                                      SINCE
                        INCEPTION      COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth
   Equity Fund           -5.99%           1/03/01
--------------------------------------------------------------------------------

S&P 500                  -11.86%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large-and medium-sized companies that the portfolio manager believes have above-average growth


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $146,939 (in thousands)


[pie chart omitted -- plot points are as follows:]


Technology         27.9%
Consumer Cyclical  25.0%
Consumer Stable    18.7%
Financial           7.1%
Capital Goods       6.2%
Energy              5.6%
Short Term          5.4%
Utilities           4.1%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   First Data Corp.                                    4.52%
--------------------------------------------------------------------------------
   Comcast Corp. (Class A)                             4.08%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                4.02%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.84%
--------------------------------------------------------------------------------
   Home Depot Inc.                                     3.68%
--------------------------------------------------------------------------------
   AT&T Corp. -- Liberty Media Group
     (Class A)                                         3.49%
--------------------------------------------------------------------------------
   Equifax Inc.                                        3.48%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    3.42%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         3.40%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                3.30%
--------------------------------------------------------------------------------



SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 93.7%


CAPITAL GOODS -- 6.1%

Dover Corp. .......................  118,479  $   4,246,287
Molex Inc. (Class A) ..............  174,234      4,845,883
                                                  9,092,170


CONSUMER - CYCLICAL -- 24.7%

AT&T Corp. - Liberty Media
    Group (Class A) ...............  365,892      5,122,488(a)
Carnival Corp. ....................  156,811      4,338,960
Catalina Marketing Corp. ..........  104,541      3,404,900(a)
Comcast Corp. (Class A) ...........  142,872      5,991,695(a)
CVS Corp. .........................   66,209      3,872,565
Home Depot Inc. ...................  125,449      5,406,852
Interpublic Group Cos. Inc. .......  128,934      4,428,883
NTL Inc. ..........................  163,962      4,123,644(a)
                                                 36,689,987


CONSUMER - STABLE -- 18.5%

Apogent Technologies Inc. .........  156,811      3,173,855(a)
Cardinal Health Inc. ..............   60,982      5,900,008(h)
Dentsply International Inc. .......   52,270      1,907,855
Gillette Co. ......................   66,209      2,063,735
Lincare Holdings Inc. .............   83,633      4,427,322(a)
Merck & Co. Inc. ..................   66,209      5,025,263
Pfizer Inc. .......................  121,964      4,994,426
                                                 27,492,464


ENERGY -- 5.5%

Baker Hughes Inc. .................  125,449      4,555,053
Schlumberger Ltd. .................   62,724      3,613,530
                                                  8,168,583


FINANCIAL -- 7.1%

AFLAC Inc. ........................  174,234      4,798,404
Citigroup Inc. ....................  125,449      5,642,696
                                                 10,441,100


TECHNOLOGY -- 27.7%

Analog Devices Inc. ...............   20,908        757,706(a)
Applied Materials Inc. ............   80,148      3,486,438(a)
Automatic Data Processing Inc. ....   87,117      4,737,422
Cisco Systems Inc. ................  119,115      1,883,506(a)
Dell Computer Corp. ...............  153,326      3,938,562(a)
EMC Corp. .........................   73,178      2,151,433(a)
Equifax Inc. ......................  163,780      5,118,125
First Data Corp ...................  111,192      6,639,274


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

Intel Corp. .......................  104,541  $   2,750,735
Intuit Inc. .......................   97,571      2,707,595(a)
Microsoft Corp. ...................   87,117      4,764,211(a)
Tellabs Inc. ......................   52,270      2,126,736(a)
                                                 41,061,743


UTILITIES -- 4.1%

Vodafone Group PLC ADR ............  156,811      4,257,419(h)
WorldCom Inc. .....................   97,571      1,823,358(a)
                                                  6,080,777

TOTAL INVESTMENTS IN SECURITIES
   (COST $157,853,971) ............             139,026,824

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.3%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $7,912,600) ..............7,912,600      7,912,600
OTHER ASSETS AND LIABILITIES,
   NET 1.0% .......................               1,508,180
                                               ------------

NET ASSETS-- 100% .................            $148,447,604
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at March 31, 2001:

                                     NUMBER
             EXPIRATION      OF      UNDERLYING    UNREALIZED
DESCRIPTION     DATE      CONTRACTS  FACE VALUE   APPRECIATION
--------------------------------------------------------------------------------

S&P 500       June 2001       4      $1,169,200      $9,220


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

Q&A
PREMIER RESEARCH EQUITY FUND

Q.  HOW DID THE PREMIER RESEARCH EQUITY FUND PERFORM COMPARED
    TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDING MARCH 31, 2001?

A. The Premier Research Equity Fund declined 12.80% for the six-month period ended March 31, 2001, while the Standard & Poor's 500 Composite Price Index lost 18.76% for the same period.

Q.  PLEASE DISCUSS THE FUND'S PERFORMANCE VERSUS THE BENCHMARK.

A. The Fund continues to employ a strategy of owning a portfolio that is comparable to the S&P 500 index in terms of its industry allocations. We then utilize the top investment ideas of our equity research analysts to choose the most attractive individual stocks within each industry category. It is this stock selection process in which the Fund derives its relative performance advantage. Effective stock picking in the Entertainment, Retail, Communications Equipment, and Insurance industries were the primary drivers to our superior performance.

Q.  DOES ANY PARTICULAR STOCK PERFORMANCE STAND OUT IN THE PERIOD?

A. The combination of owning some strong-performing stocks and avoiding some of the hardest-hit issues helped the Fund outperform the S&P 500 index. Our retail holdings of Target (+41%), Lowes (+30%), and CVS Corp. (+26%) helped drive the better than market performance. We were fortunate to avoid stocks like Cisco (-71%) and EMC (-70%) that suffered from reduced earnings expectations. In the insurance industry, Allstate Corp. (+9%) helped our returns, while avoiding American International Group (-16%) contributed as well.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We will continue to position the Fund with an eye toward following the general trends of the stock market, while still trying to generate a performance edge. We believe we can add value over time by owning companies that we consider to be the best large capitalization stocks as recognized by our research team.

PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                 Premier Research Equity Fund       S&P 500
4/28/2000                10,000                     10,000
                          9,995.01                   9,795.4
                         10,110                     10,035
                          9,930                      9,874.84
                         10,590                     10,488.06
9/00                      9,920                      9,934.3
                         10,080                      9,892.57
                          9,230                      9,112.05
                          9,490.39                   9,156.61
                          9,996.27                   9,481.48
                          9,237.45                   8,616.96
3/1/2001                  8,650.62                   8,071.08

AGGREGATE TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                        SIX          SINCE
                      MONTHS      INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------

Premier Research
   Equity Fund        -12.80%       -13.49%        4/28/00
--------------------------------------------------------------------------------
S&P 500               -18.76%       -19.29%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized companies located in the United States.



SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $8,623 (in thousands)


[pie chart omitted -- plot points are as follows:]

Consumer Stable     21.2%
Technology          18.7%
Financial           17.9%
Consumer Cyclical   14.5%
Utilities           10.5%
Energy               6.9%
Capital Goods        4.9%
Basic Materials      2.6%
Short Term           1.6%
Transportation       0.8%
Miscellaneous        0.4%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   Pfizer Inc.                                         4.85%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     4.47%
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                    3.54%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    3.20%
--------------------------------------------------------------------------------
   The Allstate Corp.                                  2.97%
--------------------------------------------------------------------------------
   General Mills Inc.                                  2.96%
--------------------------------------------------------------------------------
   The Walt Disney Co.                                 2.78%
--------------------------------------------------------------------------------
   J.P. Morgan Chase & Co.                             2.63%
--------------------------------------------------------------------------------
   Target Corp.                                        2.45%
--------------------------------------------------------------------------------
   Lowes Cos. Inc.                                     2.40%
--------------------------------------------------------------------------------



*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    PREMIER RESEARCH EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                          PREMIER RESEARCH EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

COMMON STOCK -- 97.9%


BASIC MATERIALS -- 2.6%

Alcoa Inc. ........................    3,399   $    122,194
International Paper Co. ...........    2,917        105,245
                                                    227,439


CAPITAL GOODS -- 4.9%

Dover Corp. .......................    3,520        126,157
Emerson Electric Co. ..............    2,045        126,790
United Technologies Corp. .........    2,288        167,710
                                                    420,657


CONSUMER - CYCLICAL -- 14.4%

AT&T Corp. - Liberty Media
    Group (Class A) ...............    5,272         73,808(a)
CVS Corp. .........................    3,109        181,846
Gannett Co. Inc. ..................    2,229        133,116
Interpublic Group Cos. Inc. .......    2,757         94,703
Lowes Cos. Inc. ...................    3,543        207,088
McDonald's Corp. ..................    4,052        107,581
Target Corp. ......................    5,867        211,681
The Walt Disney Co. ...............    8,390        239,954
                                                  1,249,777


CONSUMER - STABLE -- 21.2%

Applera Corp. - Applied
   Biosystems Group ...............    1,024         28,416
Baxter International Inc. .........      856         80,584
Cardinal Health Inc. ..............      963         93,170
Eli Lilly & Co. ...................    1,890        144,887
General Mills Inc. ................    5,944        255,652
Kimberly-Clark Corp. ..............    2,699        183,073
Merck & Co. Inc. ..................    3,638        276,124
Pfizer Inc. .......................   10,208        418,018
The Coca-Cola Co. .................    4,283        193,420
UnitedHealth Group Inc. ...........    1,349         79,942
Watson Pharmaceuticals Inc. .......    1,482         77,953(a)
                                                  1,831,239


ENERGY -- 6.8%

Burlington Resources Inc. .........    1,642         73,479
ExxonMobil Corp. ..................    3,772        305,532
Nabors Industries Inc. ............    2,100        108,864(a)
Schlumberger Ltd. .................    1,819        104,793
                                                    592,668


FINANCIAL -- 17.8%

American Express Co. ..............    2,591        107,008
Fannie Mae ........................    2,105        167,558
FleetBoston Financial Corp. .......    4,791        180,860
Goldman Sachs Group Inc. ..........    1,032         87,823


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

Hartford Financial Services
   Group Inc. .....................    2,069   $    122,071
J.P. Morgan Chase & Co. ...........    5,045        226,521
Morgan Stanley,
   Dean Witter & Co. ..............    2,046        109,461
PNC Financial Services Group ......    2,053        139,091
The Allstate Corp. ................    6,110        256,254
The Bank of New York Co. Inc. .....    2,934        144,470
                                                  1,541,117


MISCELLANEOUS -- 0.4%

SPDR Trust ........................      292         34,073

TECHNOLOGY -- 18.6%

Analog Devices Inc. ...............    2,837        102,813(a)
Compaq Computer Corp. .............   10,220        186,004
Convergys Corp. ...................    3,755        135,443(a)
Dell Computer Corp. ...............    5,221        134,114(a)
Intuit Inc. .......................    1,525         42,319(a)
Microsoft Corp. ...................    7,041        385,055(a)
Motorola Inc. .....................    6,536         93,203
Oracle Corp. ......................    6,029         90,314(a)
PeopleSoft Inc. ...................    2,699         63,258(a)
Sun Microsystems Inc. .............    5,785         88,916(a)
Tellabs Inc. ......................    2,464        100,254(a)
Texas Instruments Inc. ............    3,332        103,225
Unisys Corp. ......................    6,266         87,724(a)
                                                  1,612,642


TRANSPORTATION -- 0.8%

Burlington Northern
   Santa Fe Corp. .................    2,239         68,021

UTILITIES -- 10.4%

AT&T Corp. ........................    7,510        159,963
Calpine Corp. .....................    3,579        197,095(a)
El Paso Corp. .....................    2,617        170,890
McLeodUSA Inc. (Class A) ..........    3,166         27,505(a)
SBC Communications Inc. ...........    4,333        193,382
Sprint Corp. (PCS Group) ..........    8,154        154,926(a)
                                                    903,761


TOTAL INVESTMENTS IN SECURITIES
   (COST $9,375,614) ..............               8,481,394

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $141,614) ................  141,614        141,614

OTHER ASSETS AND LIABILITIES,
   NET 0.4% .......................                  38,186
                                                 ----------

NET ASSETS-- 100% .................              $8,661,194
                                                 ==========




-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND

Q&A

Q.  HOW DID THE PREMIER INTERNATIONAL EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31, 2001?

A. The Premier International Equity Fund declined 17.91% for the six-month period ended March 31, 2001, while the comparative MSCI EAFE Index lost 16.05% for the same period.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED
    BY THE FUND AFFECTED PERFORMANCE?

A. Country selection, for the most part, made a positive contribution to the portfolio, although owning only a small percentage of emerging market stocks had a negative impact on our relative performance.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Effective stock selection in continental Europe benefited the Fund but was countered by negative contributions from the U.K. and Asia, including Japan. On the plus side, Alstom (France, engineering); Bank of Ireland; and Munich Re (Germany, reinsurance) made the greatest positive contributions. Technology stocks, particularly Cable and Wireless (U.K., telecom equipment), Philips Electronics (Netherlands, consumer electronics) and Fujitsu (Japan, technology) were particularly disappointing. Overall, even though positions in technology and telecommunications have been pared down in recent months, the collapse of prices in those sectors weighed heavily on performance.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We will maintain a cautious approach in telecom and technology while putting more emphasis on financial services and long-cycle capital goods companies. Regionally, we believe that Europe will experience superior growth going forward and Japan will continue to struggle to break out of a decade of sub-par economic performance.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

               Premier International Equity Fund           MSCI EAFE
4/28/2000                 10,000                           10,000
                           9,640                            9,755.8
                          10,300                           10,137.25
                           9,700                            9,712.2
                           9,690                            9,796.69
9/00                       8,690                            9,319.59
                           8,260                            9,099.47
                           8,030                            8,758.24
                           8,290.89                         9,069.5
                           8,422.82                         9,072.5
                           7,621.13                         8,394.24
3/1/2001                   7,134.02                         7,824.02

AGGREGATE TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                             SIX       SINCE
                           MONTHS    INCEPTION    COMMENCEMENT
--------------------------------------------------------------------------------

Premier International
   Equity Fund           -17.91%     -28.66%         4/28/00
--------------------------------------------------------------------------------
MSCI EAFE                -16.05%     -21.76%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in a limited number of equity securities of companies located in developed and developing countries other than the United States.




SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $7,136 (in thousands)


[pie chart omitted -- plot points are as follows:]

Europe       77.6%
Japan        13.6%
Pacific Rim   7.9%
Cash & Other  0.9%


TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   ING Groep N.V.                                      5.78%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     5.22%
--------------------------------------------------------------------------------
   CGNU PLC                                            4.41%
--------------------------------------------------------------------------------
   Alstom                                              4.33%
--------------------------------------------------------------------------------
   TotalFinaElf (Class B)                              4.24%
--------------------------------------------------------------------------------
   Axa                                                 3.71%
--------------------------------------------------------------------------------
   Canon Inc.                                          3.56%
--------------------------------------------------------------------------------
   Invensys PLC                                        3.49%
--------------------------------------------------------------------------------
   Toshiba Corp.                                       3.43%
--------------------------------------------------------------------------------
   Vodafone Group PLC                                  3.36%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                               PREMIER INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                        PREMIER INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE




COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------


AUSTRALIA -- 2.7%
Brambles Industries Ltd. ..........    9,042   $    193,671

FINLAND -- 2.9%
Sampo-Leonia (Series A) ...........    4,418        209,872

FRANCE -- 27.0%
Alstom ............................   11,278        309,048
Aventis S.A. (Class A) ............    3,058        236,461
Axa ...............................    2,391        264,814
BNP Paribas S.A. ..................    2,344        196,510
Carrefour S.A. ....................    3,382        183,864
Lagardere S.C.A. ..................    3,997        201,652
TotalFinaElf (Class B) ............    2,243        302,881
Vivendi Universal S.A. ............    3,936        238,393
                                                  1,933,623


GERMANY -- 7.9%
Dresdner Bank AG ..................    4,800        216,997
Metallgesellschaft AG .............   13,116        145,611
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........      689        203,230
                                                    565,838


HONG KONG -- 2.2%
Cheung Kong (Holdings) Ltd. .......   15,000        157,210

IRELAND -- 3.1%
Bank of Ireland ...................   26,912        224,434

ITALY -- 2.8%
Banca Intesa S.p.A. ...............   52,499        200,436

JAPAN -- 13.6%
Canon Inc. ........................    7,000        253,744
Fujitsu Ltd. ......................   12,000        159,656
Minebea Co. Ltd. ..................   19,000        134,871
Sony Corp. ........................    2,500        177,263
Toshiba Corp. .....................   42,000        244,933
                                                    970,467


NETHERLANDS -- 10.6%
ING Groep N.V. ....................    6,337        412,525
Koninklijke (Royal) Philips
   Electronics N.V. ...............    6,208        169,843
Koninklijke Ahold N.V. ............    5,723        177,114
                                                    759,482


SPAIN -- 3.3%
Telefonica S.A. ...................   14,686        235,131(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


TAIWAN -- 3.0%
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........   80,000    $   215,854(a)

UNITED KINGDOM -- 19.6%
BAE Systems PLC ...................   83,599        372,515
CGNU PLC ..........................   22,852        314,402
Invensys PLC ......................  131,063        249,228
Royal & Sun Alliance Insurance
   Group PLC ......................   33,087        224,674
Vodafone Group PLC ................   87,589        239,894
                                                  1,400,713


TOTAL COMMON STOCK
   (COST $8,798,006) ..............               7,066,731


--------------------------------------------------------------------------------
RIGHTS -- 0.1%
--------------------------------------------------------------------------------


SPAIN -- 0.1%

Telefonica S.A. expiring 03/21/01
   (COST $ 0) .....................   14,686          4,522(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $8,798,006) ..............               7,071,253

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $64,969) .................   64,969         64,969
OTHER ASSETS AND LIABILITIES,
   NET 0.3%                                          21,720
                                                 ----------

NET ASSETS-- 100% .................              $7,157,942
                                                 ==========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Premier International Equity Fund invested in
the following sectors at March 31, 2001:
                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------

Financial                                       36.79%
Industrials                                     17.65%
Information Technology                          12.25%
Consumer Discretionary                          11.03%
Telecommunication Services                       6.72%
Consumer Staples                                 5.06%
Energy                                           4.24%
Healthcare                                       3.31%
Materials                                        2.04%
Short Term                                       0.91%
                                               -------
                                               100.00%
                                               =======


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

Q&A

Q DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE SIX-MONTH PERIOD ENDING MARCH 31, 2001.

A. Although the six months ending March 31, 2001 were not kind to the U.S. economy or equity market, the U.S. bond market performed very well. The economy as measured by Real Gross Domestic Product (GDP) grew at a paltry 1.0% in the fourth quarter of 2000 and showed few signs of improving in the first quarter of 2001. With the manufacturing sector in virtual recession, and business and consumer confidence waning, the Federal Open Market Committee, in a rare move between its own scheduled meetings, lowered the Federal Funds rate to 6.00% from 6.50% on January 3, 2001. Consumer spending remained resilient despite reports of declining confidence in early 2001, helping to allay fears of a recession. However, the Fed remained disposed to adding liquidity, reducing the Federal Funds rate another 1 percent to 5.00%, just 25 basis points above the level where tightening began in June of 1999. A "flight to quality" away from the equity market and market expectations of aggressive Fed easing, pushed interest rates down across the entire Treasury yield curve, particularly in short and intermediate maturities. Two, ten and thirty- year yields dropped 180, 88 and 44 basis points, respectively, to finish the period at 4.17%, 4.92% and 5.44%.

    For the six-month period, the bond market, represented by the Lehman Brothers Aggregate Bond Index, posted a total return of 7.37%. With the decline in interest rates, the government sector performed well, returning 7.63%. The credit sector posted a total return of 7.78% for the six months. Corporate securities under performed Treasuries significantly in 4Q 2000 under pressure from declining earnings and fears of recession, but rebounded nicely in January 2001 as demand picked up when the Federal Reserve began to lower short- term rates. Mortgage backed securities returned 6.72% during the period, lagging Treasury notes, as yield spreads widened from increased volatility and prepayments.

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS
   BENCHMARK FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2001?

A. The Income Fund posted a total return of 7.23%, only slightly underperforming the Lehman Brothers Aggregate Bond Index, which returned 7.37%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. Our heavier than average position in the 3- to 5-year maturity area performed well as the yield curve steepened. Our position in Treasury Inflation-Indexed notes performed strongly as real interest rates declined. Good security selection within the corporate and mortgage sectors enhanced relative return as well.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. With the expectation of further interest rate cuts by the Fed, we have positioned the Fund to take advantage of falling interest rates and a steeper yield curve by lengthening the portfolio's duration and putting more emphasis on securities in the 2- to 5-year maturity sector. The Fund benefited nicely from our holdings in 10-year Inflation-indexed notes, which we still believe offer value. Wide credit spreads, reflecting recession-like default levels, led us to increase our weighting in corporate debt securities (2% above the index), offset by underweighting government agencies. Within the corporate portfolio, we favor the telecommunication and insurance sectors. As the economy shows signs of improving, we expect to boost our holdings of mortgage-backed securities. Within our mortgage portfolio, we prefer lower coupon, 30-year conventional mortgage securities, which provide some protection against rising prepayment activity on mortgage bonds. We also own more 15-year issues, which should perform better as the yield curve continues to steepen.

    Our relative value process, with an emphasis on managing risk, should benefit Fund performance in these volatile markets.

                                                                     INCOME FUND

CHANGE IN VALUE
OF A $10,000 INVESTMENT
[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                        Income Fund           LB Aggregate
11/21/97                 10000                  10000
3/98                     10290.76               10256.86
9/98                     10921.11               10940.26
3/99                     10904.74               10921.35
9/99                     10842.6                10899.26
3/00                     11048.27               11126.3
9/00                     11558.98               11660.76
3/1/2001                 12394.77               12519.94

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                 SIX     ONE     THREE    SINCE
                MONTHS   YEAR    YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------

Income Fund      7.23%  12.19%   6.40%    6.60%       11/21/97
--------------------------------------------------------------------------------

LB Aggregate     7.37%  12.53%   6.87%    6.92%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $248,712 (in thousands)

[pie chart omitted -- plot points as ars follows:]

Mortgage Backed     32.6%
Corporate Notes     23.2%
Short Term & Other  22.5%
Treasuries          16.4%
Federal Agencies     5.3%


QUALITY RATINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

           Moody's/                     Percentage of
          S&P Rating+                   Market Value
--------------------------------------------------------------------------------
            Aaa/AAA                        77.44%
--------------------------------------------------------------------------------
            A to AA                        15.79%
--------------------------------------------------------------------------------
            Below A                         6.77%
--------------------------------------------------------------------------------


+ MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS. * INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                   INCOME FUND

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE


BONDS AND NOTES -- 111.4%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 20.3%

U.S. Treasury Bonds
8.125%      08/15/19 ............. $6,910,000  $  8,918,184(h)
6.25%       05/15/30 .............  4,215,000     4,630,557(j)
5.375%      02/15/31 .............  1,765,000     1,742,391
                                                 15,291,132

U.S. Treasury Notes
4.625%      02/28/03 .............  8,235,000     8,292,892(j)
5.75%       11/15/05 .............  7,215,000     7,570,050(j)
3.875%      01/15/09 .............  3,827,193     3,979,095(h)
3.50%       01/15/11 .............  4,807,923     4,885,282
5.00%       02/15/11 .............    890,000       894,592(j)
                                                 25,621,911


TOTAL U.S. TREASURIES
   (COST $40,351,097) ............               40,913,043


FEDERAL AGENCIES -- 6.5%

Federal Home Loan Bank
5.125%      01/13/03 .............  2,385,000     2,405,129

Federal Home Loan Mortgage Corp.
6.22%       03/18/08 .............    490,000       491,225(h)

Federal National Mortgage Assoc.
5.125%      02/13/04 .............  1,725,000     1,738,472(h)
5.64%       12/10/08 .............    290,000       286,584
5.78%       05/05/04 .............    515,000       519,908
6.04%       02/25/09 .............    390,000       390,729
7.00%       07/15/05 .............  1,775,000     1,897,582
7.125%      01/15/30 .............  1,865,000     2,068,117
7.25%       01/15/10 .............  3,025,000     3,343,563(h)
                                                 10,244,955


TOTAL FEDERAL AGENCIES
   (COST $12,935,642) ............               13,141,309


AGENCY MORTGAGE BACKED -- 30.3%

Federal Home Loan Mortgage Corp.
6.00%       02/01/29 - 07/01/29 ..  1,288,841     1,258,812
6.50%       05/01/29 - 07/01/30 ..    156,156       155,780
7.00%       03/01/30 .............    364,074       368,850
7.50%       09/01/12 - 01/01/30 ..    294,358       302,220
8.00%       06/01/30 - 09/01/30 ..    223,844       231,047
8.50%       02/01/30 - 10/01/30 ..  1,782,804     1,860,802
6.00%       TBA ..................  6,022,000     5,873,317(c)
                                                 10,050,828



                                   PRINCIPAL
                                     AMOUNT           VALUE

Federal National Mortgage Assoc.

5.50%       11/01/13 - 01/01/16 ..$ 5,278,528  $  5,175,847
6.00%       02/01/14 - 02/01/31 ..    862,718       851,040
6.50%       01/01/29 - 01/01/30 ..    583,474       582,114
6.857%      04/01/01 .............    509,665       512,529(i)
7.00%       08/01/13 - 01/01/30 ..  2,748,606     2,809,330
7.50%       08/01/13 - 02/01/30 ..  5,627,009     5,780,775
8.00%       12/01/12 - 01/01/31 ..  6,002,433     6,196,374
8.50%       11/01/30 - 01/01/31 ..  1,081,169     1,127,634
9.00%       06/01/09 - 01/01/31 ..    793,251       835,634
5.50%       TBA ..................  9,052,000     8,873,766(c)
6.00%       TBA ..................  3,271,000     3,189,225(c)
6.50%       TBA ..................  3,029,000     3,064,984(c)
7.50%       TBA ..................  5,228,000     5,381,599(c)
                                                 44,380,851

Government National Mortgage Assoc.
6.50%       03/15/24 - 02/15/29 ..  1,068,681     1,070,208
7.00%       03/15/12 - 04/15/29 ..  2,482,416     2,529,193
7.50%       10/15/22 .............    994,427     1,023,942
8.00%       05/15/30 - 09/15/30 ..  1,050,513     1,084,319
8.50%       10/15/17 .............    190,283       201,078
9.00%       11/15/16 - 12/15/21 ..    725,217       775,119
                                                  6,683,859

TOTAL AGENCY MORTGAGE BACKED
   (COST $60,694,827) ............               61,115,538


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%

Federal Home Loan Mortgage Corp.
3.92%       10/15/23 .............    215,579       164,849(d,f)
5.16%       05/15/24 .............    164,000       112,801(d,f)
5.843%      04/15/01 .............    363,114       283,342(i)
6.00%       09/15/23 .............    208,000       210,080
6.50%       02/15/14 .............  1,483,334       304,547(g)
7.00%       01/15/28 .............    123,000        34,093(g)
7.50%       04/15/01 .............    493,000       483,505(i)
7.50%       07/15/27-07/15/29 ....    795,274       153,921(g,h)
7.50%       06/15/29 .............    341,052        66,079(g)
7.889%      04/15/01 .............    532,632       475,055(i)
8.381%      04/15/01 .............    166,000       156,766(i)
8.938%      04/15/01 .............    201,000       208,881(i)
                                                  2,653,919

Federal Home Loan Mortgage Corp. STRIPS
8.00%       02/01/23 - 07/01/24 ..    289,030        55,525(g)
8.00%       08/01/27 - 04/01/28 ..    877,047       698,710(d,f)
                                                    754,235

Federal National Mortgage Assoc.
4.79%       10/25/29 .............    283,476       212,253(d,f)

Federal National Mortgage Assoc. REMIC
5.875%      04/25/01 .............    150,000       123,515(i)
6.276%      04/18/01 .............    172,057       137,700(i)
8.97%       04/25/01 .............    134,753       131,601(i)
9.913%      04/25/01 .............    276,156       273,437(i)
1,008.00%   05/25/22 .............        443         9,129(g)
1,080.913%  03/25/22 .............        623        15,626(g)
                                                    691,008



-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------


Federal National Mortgage Assoc. STRIPS
4.88%       05/01/28 .............  $1,217,023  $   941,671(d,f)
7.00%       12/01/29 .............     583,402      112,670(g)
7.50%       11/01/23 - 07/01/27 ..   2,140,045      421,751(g)
8.00%       02/01/23 - 11/01/29 ..   2,806,639      543,536(g)
                                                  2,019,628


TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $6,226,426) .............                6,331,043


ASSET BACKED -- 15.8%

Advanta Business Card
   Master Trust
5.178%      01/20/06 .............   2,700,000    2,701,809(i,l)
American Express Credit Account
   Master Trust
5.364%      04/15/01 .............      91,000       91,170(i)
6.40%       04/15/05 .............     600,000      612,936
American Express Master Trust
5.314%      04/15/01 .............   1,059,000    1,060,652(i)
Arran Master Trust
5.173%      06/15/01 .............   1,250,000    1,250,000(i,l)
Chase Credit Card Master Trust
5.263%      04/15/01 .............   2,000,000    2,000,620(i,l)
Citibank Credit Card
   Issuance Trust
6.90%       10/17/07 .............     202,000      212,451
Citibank Credit Card Master Trust I
5.30%       01/09/06 .............     550,000      552,920
Discover Card Master Trust I
5.274%      04/15/01 .............   1,550,000    1,550,481(i)
5.384%      04/15/01 .............   2,175,000    2,179,741(i)
First Chicago Master Trust II
5.289%      04/15/01 .............   1,000,000    1,000,310(i)
First North American National Bank
5.564%      04/15/01 .............   1,000,000    1,001,679(i)
Ford Credit Auto Owner Trust
7.03%       11/15/03 .............     565,000      577,888
6.62%       07/15/04 .............     845,000      868,761
Green Tree Financial Corp.
   Series 1993-1
6.90%       04/15/18 .............      47,679       48,379
6.97%       04/01/31 .............     116,000      119,516
MBNA Master Credit Card Trust
5.243%      04/15/01 .............   1,000,000    1,000,000(i,l)
5.314%      04/15/01 .............   2,000,000    2,003,120(i)
5.394%      04/15/01 .............     305,000      305,762(i)
5.786%      04/15/01 .............   2,000,000    2,001,860(i,l)
6.60%       11/15/04 .............     955,000      975,590
Metris Master Trust
5.217%      01/22/07 .............   2,000,000    2,000,625(l)
People's Bank Credit Card
   Master Trust
5.284%      04/15/01 .............   1,539,000    1,538,508(i)
Providian Gateway Master Trust
5.38%       04/15/01 .............    900,000       900,000(b,i)


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE


PSE&G Transition Funding LLC
6.61%       06/15/15 ............. $  920,000  $    938,980
Saks Credit Card Master Trust
5.38%       04/15/01 .............  1,000,000     1,001,970(i)
Superior Wholesale Inventory
   Financing Trust
5.806%      04/15/01 .............  1,600,000     1,600,480(i,l)
West Penn Funding LLC
6.81%       09/25/08 .............     95,000        99,156
World Omni Automobile Lease
   Securitization Trust
5.714%      4/15/04 ..............  1,550,000     1,555,812(i)

TOTAL ASSET BACKED
   (COST $31,667,080) ............               31,751,176


CORPORATE NOTES -- 28.6%

Abbey National Capital Trust I
8.963%      12/29/49 .............    305,000       336,993(i)
Abbey National PLC
6.70%       06/29/49 .............    150,000       145,248(i)
7.35%       10/29/49 .............    200,000       204,948(i)
AES Drax Holdings Ltd.
10.41%      12/31/20 .............    200,000       219,978(b)
Aetna Services Inc.
7.375%      03/01/06 .............    365,000       365,953
6.97%       08/15/36 .............     95,000        97,556
Ahold Finance USA Inc.
6.25%       05/01/09 .............    820,000       787,216
8.25%       07/15/10 .............    280,000       305,284
Air 2 US
10.127%     10/01/20 .............    385,000       427,069(b)
Allstate Financial Global Funding
6.15%       02/01/06 .............    400,000       405,344(b)
Amerada Hess Corp.
7.875%      10/01/29 .............    500,000       527,915
American Airlines Inc.
9.71%       01/02/07 .............    292,496       312,088
6.855%      10/15/10 .............    233,627       241,383
10.18%      01/02/13 .............     65,000        69,692
American Home Products Corp.
5.875%      03/15/04 .............    275,000       275,663(b)
6.70%       03/15/11 .............    550,000       554,675(b)
Arvin Industries Inc.
7.125%      03/15/09 .............     95,000        78,294
Associates Corp. of North America
6.375%      10/15/02 .............    400,000       408,044
5.75%       11/01/03 .............    270,000       273,326
AT&T Corp.
6.50%       03/15/29 .............    500,000       422,410
AT&T Wireless Services Inc.
7.35%       03/01/06 .............    250,000       251,927(b)
8.75%       03/01/31 .............    260,000       259,363(b)
Axa
8.60%       12/15/30 .............    525,000       565,863
Bank of America Corp.
7.40%       01/15/11 .............    450,000       473,503


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE

Bank One Corp.
5.966%      04/09/01 .............$2,300,000     $2,299,310(i,l)
6.50%       02/01/06 .............   930,000        947,568
Barclays Bank PLC
8.55%       09/29/49 .............   410,000        452,983(b)
BCI US Funding Trust I
8.01%       12/29/49 .............   250,000        244,740(b)
Beckman Instruments Inc.
7.10%       03/04/03 .............    65,000         65,171
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 .............   368,000        417,927
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............   595,000        531,746
Boeing Capital Corp.
7.10%       09/27/05 .............   495,000        527,685
Boston University
7.625%      07/15/97 .............   250,000        250,775
Brascan Ltd.
7.375%      10/01/02 .............    40,000         40,233
Bristol-Myers Squibb Co.
6.875%      08/01/97 .............   150,000        148,109
British Telecommunications PLC
8.125%      12/15/10 .............   410,000        424,985
Capital One Bank
6.875%      02/01/06 .............   565,000        547,417
CIT Group Inc.
7.125%      10/15/04 .............   500,000        517,325
7.625%      08/16/05 .............   235,000        247,890
Citigroup Inc.
5.70%       02/06/04 .............   370,000        374,544
7.25%       10/01/10 .............   400,000        421,492
Clear Channel Communications Inc.
7.25%       09/15/03 .............   535,000        553,184
7.875%      06/15/05 .............   180,000        190,968
Cleveland Electric Toledo Edison
7.67%       07/01/04 .............   120,000        125,598
Coca-Cola Enterprises Inc.
6.70%       10/15/36 .............   245,000        253,528
Conseco Inc.
8.70%       11/15/26 .............    23,000         13,225
Corporacion Andina De Fomento
6.75%       03/15/05 .............   130,000        131,450
CSC Holdings Inc.
8.125%      07/15/09 .............   160,000        162,392
DaimlerChrysler AG
5.153%      06/15/01 ............. 2,000,000      1,966,000(i,l)
7.40%       01/20/05 .............   335,000        343,593
8.00%       06/15/10 .............   460,000        480,189
8.50%       01/18/31 .............   500,000        518,690
Delphi Automotive Systems Corp.
6.125%      05/01/04 .............   305,000        303,774
Delta Air Lines Inc.
7.57%       11/18/10 .............   615,000        662,238
Deutsche Telekom AG
7.75%       06/15/05 .............   270,000        278,730
8.25%       06/15/30 ............. 1,250,000      1,203,623
Dominion Resources Inc.
6.00%       01/31/03 .............   330,000        332,851


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE


Dresdner Funding Trust I

8.151%      06/30/31 ............. $ 595,000     $  597,445(b)
Duke Capital Corp.
7.25%       10/01/04 .............   500,000        522,135
Duke Energy Corp.
5.375%      01/01/09 .............   100,000         93,630
El Paso Corp.
7.375%      12/15/12 .............   800,000        835,072
Enron Corp.
8.00%       08/15/05 .............   355,000        378,141(b)
ERAC USA Finance Co.
8.25%       05/01/05 .............   615,000        641,605(b)
FedEx Corp.
7.85%       01/30/15 .............   374,915        394,785
First Union Corp.
7.55%       08/18/05 .............   325,000        344,659
Ford Motor Co.
7.375%      10/28/09 .............   320,000        331,085
7.45%       07/16/31 .............   300,000        293,535
Ford Motor Credit Co.
7.60%       08/01/05 .............   125,000        132,080
6.875%      02/01/06 .............   450,000        462,258
FPL Group Capital Inc.
7.375%      06/01/09 .............   260,000        272,805
France Telecom S.A.
7.20%       03/01/06 .............   195,000        198,136(b)
7.75%       03/01/11 .............   200,000        200,782(b)
8.50%       03/01/31 .............   200,000        199,738(b)
General Motors Acceptance Corp.
5.80%       03/12/03 .............   325,000        326,898
5.75%       11/10/03 .............    70,000         70,135
6.458%      01/20/04 ............. 1,000,000        995,800(l)
6.125%      01/22/08 .............   470,000        457,178
7.25%       03/02/11 .............   150,000        153,473
Georgia-Pacific Group
9.95%       06/15/02 .............    60,000         62,014
Heritage Media Corp.
8.75%       02/15/06 .............   115,000        115,000
Household Finance Corp.
6.125%      07/15/02 .............    50,000         50,396(i)
HSBC Capital Funding LP
9.547%      06/30/10 .............    95,000        109,002(b,i)
Hydro-Quebec
8.25%       04/15/26 .............   105,000        123,942
International Paper Co.
8.00%       07/08/03 .............   300,000        314,022
8.125%      07/08/05 .............   550,000        586,903
Israel Electric Corp. Ltd.
7.125%      07/15/05 .............    60,000         60,330(b)
J.P. Morgan Chase & Co.
6.75%       02/01/11 .............   500,000        510,255
John Hancock Financial Services Inc.
6.50%       03/01/11 .............   670,000        670,536(b)
Kellogg Co.
5.50%       04/01/03 .............   550,000        548,603(b)
7.45%       04/01/31 .............   195,000        194,717(b)
Koninklijke (Royal) KPN NV
7.50%       10/01/05 .............   335,000        329,097
Kroger Co.
7.375%      03/01/05 .............   175,000        182,826


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE



LCI International Inc.
7.25%       06/15/07 ............. $ 210,000     $  213,352
Lehman Brothers Holdings Inc.
7.50%       08/01/26 .............   145,000        150,491
Lenfest Communications Inc.
8.375%      11/01/05 .............   140,000        152,306
Lumbermens Mutual Casualty
8.30%       12/01/37 .............    20,000         15,814(b)
Marconi Corp. PLC
8.375%      09/15/30 .............   500,000        455,400
Merita Bank Ltd.
7.15%       12/29/49 .............   250,000        252,407(b,i)
MidAmerican Energy Co.
7.375%      08/01/02 .............   290,000        297,939
Midwest Generation LLC
8.56%       01/02/16 .............   450,000        432,135(b)
Monumental Global Funding
6.05%       01/19/06 .............   400,000        404,280(b)
Morgan Stanley, Dean Witter & Co.
7.125%      01/15/03 .............   500,000        517,460
Nabisco Inc.
6.125%      02/01/33 .............    95,000         95,851
National Rural Utilities Cooperative
6.046%      04/15/03 .............   100,000        101,857
NB Capital Trust IV
8.25%       04/15/27 .............   250,000        251,002
News America Holdings Inc.
7.625%      11/30/28 .............   110,000        102,460
Noram Energy Corp.
6.375%      11/01/03 .............    80,000         81,662(i)
Ontario Province of Canada
7.375%      01/27/03 ............. 1,460,000      1,526,109
Osprey Trust/Osprey I
7.797%      01/15/03 .............   605,000        618,896(b)
Pacific Gas & Electric Co.
7.375%      11/01/05 .............   135,000        103,275(b)
Pactiv Corp.
8.375%      04/15/27 .............   190,000        170,966
Pemex Finance Ltd.
9.03%       02/15/11 .............   435,000        470,835
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 .............   200,000        199,528(b)
Petroleos Mexicanos
9.50%       09/15/27 .............   445,000        469,475
Pharmacia Corp.
5.75%       12/01/05 .............    80,000         81,540
Phillips Petroleum Co.
9.375%      02/15/11 .............   200,000        242,526
PP&L Capital Funding Inc.
7.75%       04/15/05 .............   220,000        229,055
Principal Life Global Funding
6.125%      03/01/06 .............   380,000        383,515(b)
Procter & Gamble Co.
9.36%       01/01/21 .............   165,000        213,434
Progress Energy Inc.
6.55%       03/01/04 .............   225,000        229,151
7.75%       03/01/31 .............   230,000        237,455
Quebec Province of Canada
7.50%       09/15/29 .............   285,000        312,175


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE

Qwest Capital Funding Inc.

7.25%       02/15/11 ............. $ 365,000   $    370,789(b)
Qwest Corp.
7.625%      06/09/03 .............   500,000        519,385
5.625%      11/15/08 .............   125,000        115,234
Raytheon Co.
7.90%       03/01/03 .............   705,000        723,622
6.75%       08/15/07 .............   100,000         99,095
Royal & Sun Alliance Insurance
   Group PLC
8.95%       10/15/29 .............   170,000        177,562
Royal Bank of Scotland Group PLC
8.817%      03/31/49 .............   710,000        768,353
9.118%      03/31/49 .............   270,000        305,392
Safeway Inc.
6.15%       03/01/06 .............   370,000        372,897
SBC Communications Inc.
6.25%       03/15/11 ............. 1,010,000      1,002,385
Southern California Edison Co.
7.20%       11/03/03 .............    90,000         71,100
Stop & Shop Cos. Inc.
9.75%       02/01/02 .............    50,000         51,800
SunAmerica Inc.
5.60%       07/31/97 .............   390,000        296,700
Suntrust Bank Inc.
6.00%       01/15/28 .............    40,000         39,413
Tele-Communications Inc.
9.80%       02/01/12 .............    80,000         95,889
Telefonica Europe BV
7.35%       09/15/05 .............   480,000        499,824
The Walt Disney Co.
5.62%       12/01/08 .............   265,000        250,576
Tosco Corp.
7.625%      05/15/06 .............    55,000         58,920
TRW Inc.
6.625%      06/01/04 .............   165,000        162,660
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............   115,000        129,530
TXU Eastern Funding Co.
6.45%       05/15/05 .............   170,000        169,597
Tyco International Group S.A.
6.875%      09/05/02 .............   400,000        407,672
6.375%      02/15/06 .............   385,000        389,050
6.75%       02/15/11 .............   425,000        426,998
UBS PFD Funding Trust I
8.622%      10/29/49 .............   160,000        176,853(i)
Unilever Capital Corp.
6.875%      11/01/05 .............   235,000        246,546
Union Carbide Corp.
6.79%       06/01/25 .............   370,000        385,207
Union Oil Co.
7.35%       06/15/09 .............   310,000        326,238
United Air Lines Inc.
7.73%       07/01/10 .............   230,000        243,929
9.56%       10/19/18 .............   150,000        159,579
US Airways Pass-Through Trust
8.36%       01/20/19 .............   307,929        332,338
USA Networks Inc.
6.75%       11/15/05 .............   480,000        491,957




------------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE


Viacom Inc.
7.75%       06/01/05 ............. $ 382,000   $    408,839
Vodafone Group PLC
7.625%      02/15/05 .............   565,000        599,617
WCG Note Trust
8.25%       03/15/04 .............   550,000        547,761(b)
Williams Cos. Inc.
6.125%      12/01/03 .............   155,000        156,009
WorldCom Inc.
6.40%       08/15/05 .............   105,000        102,868
7.375%      01/15/06 .............   500,000        507,205(b)
8.875%      01/15/06 .............   150,000        153,315
Yale University
7.375%      04/15/96 .............   321,000        345,550
Yorkshire Power Pass-Through
   Asset Trust
8.25%       02/15/05 .............   140,000        152,566(b)

TOTAL CORPORATE NOTES
   (COST $56,512,296) ............               57,601,857


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.8%

Bear Stearns Commercial
   Mortgage Securities
6.80%       09/15/08 .............   363,951        377,535
Chase Commercial Mortgage
   Securities Corp.
6.025%      08/18/07 .............   545,970        552,435
6.484%      02/14/11 .............   132,000        131,464(b)
Commercial Mortgage
   Acceptance Corp.
6.03%       03/15/08 .............   440,000        441,566
6.04%       08/15/08 .............   135,000        133,650
6.457%      02/16/34 .............    64,000         64,150(b)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 .............   675,000        678,275
First Union National Bank of America
   Commercial Mortgage Trust
6.136%      12/15/10 .............   204,000        201,705
6.315%      12/15/10 .............    68,000         67,256
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 ............. 1,862,000      1,888,029
GS Mortgage Securities Corp.
   (Class A)
6.86%       07/13/30 .............   250,000        256,411
Holmes Financing PLC
5.818%      04/15/01 ............. 2,000,000      2,000,000(i,l)
LB Commercial Conduit
   Mortgage Trust
6.41%       08/15/07 .............   325,314        333,306
6.78%       04/15/09 ............. 1,500,000      1,553,672
Morgan Stanley Capital I
6.86%       05/15/06 .............   194,780        200,899(b)
6.25%       07/15/07 .............   271,659        277,559
6.34%       11/15/07 .............    43,245         44,272
6.55%       12/15/07 .............    30,000         30,779
6.52%       01/15/08 .............    21,000         21,477


--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE


6.96%       07/15/08 ............. $ 334,469    $   348,266
6.21%       09/15/08 .............    44,000         44,200
6.76%       11/15/08 .............   176,418        182,316
7.11%       07/15/09 .............   114,000        119,540
Morgan Stanley Dean
   Witter Capital I
6.66%       01/15/11 .............     95,000        97,405
7.00%       02/15/11 .............     64,000        65,590
6.54%       10/15/11 .............    481,000       491,296
1.62%       08/15/18 .............  2,015,782       143,310(b,g)
Nationslink Funding Corp.
6.001%      11/20/07 .............     79,837        80,605
6.476%      07/20/08 .............  2,100,000     2,139,208
Residential Asset Securitization Trust
1.065%      08/25/30 .............  2,029,939        35,118(g)
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24 .............    721,554       675,858

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $13,192,568) ............               13,677,152


TOTAL BONDS AND NOTES
   (COST $221,579,936) ...........              224,531,118


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------


DOMESTIC PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $ 502,300) ..............        475       500,321(a,b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $222,082,236) ...........              225,031,439

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $23,680,870) ............ 23,680,870    23,680,870(l)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (23.4)%                                  (47,117,543)
--------------------------------------------------------------------------------

NET ASSETS-- 100% ................             $201,594,766
================================================================================



-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND

Q&A

Q.  HOW DID THE STRATEGIC INVESTMENT FUND PERFORM COMPARED
    TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Strategic Investment Fund declined 3.82% for the six-month period ended March 31, 2001 while the Standard & Poor's 500 Composite Price Index lost 18.76% and the Lehman Brothers Aggregate Bond Index gained 7.37% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND
    PERFORMANCE?

A. The Fund benefited from effective asset allocation and strong performance within each of the asset classes represented in the portfolio.

    The U.S. equity portion of the Fund outperformed the S&P 500 Index during the period, primarily due to solid stock selection across several sectors including technology, consumer stable, and capital goods. The severe market downturn was offset by holding a reduced position in the hard-hit technology sector.

    The fixed income portion of the Fund provided solid returns, although it slightly underperformed the Lehman Brothers Aggregate Bond Index. The Fund's heavier than average position in the three to five-year maturity area worked well as the yield curve steepened.

    Our allocation in international equities sets the Fund apart from many other balanced funds, which typically focus only on the U.S. financial markets. Even though the international equity portion of the Fund had a negative return for the period, the decline was not as great as that of U.S. equities. Stock selection enhanced return, particularly in Continental Europe. Reducing our position in the troubled Japanese market also benefited our relative return.

Q.  WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS
    ASSET CLASSES AND HOW HAVE THEY CHANGED
    OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix is 45% of the assets in U.S. equities, 17% in international equities, 36% in fixed income securities and 2% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. After enduring a rather difficult environment in recent months, domestic equities may be poised for a rebound. This is due in large part to the expectation that the U.S. economy will begin to resume a more reasonable rate of growth compared to the very slow growth we experienced in the past six months. That should give a boost to company profits and, in turn, prices of their stocks. Certain segments of the fixed-income market are likely to benefit from additional cuts in short-term interest rates by the Federal Reserve, a trend that began in January. Overseas, economies may be slowing, but we remain optimistic that selective opportunities exist in different stock markets.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

            Strategic Investment Fund          S&P 500           LB Agg.          Composite
10/29/99           10,000                     10,000            10,000           10,000
12/99              10,651.9                   10,803.96          9,951.01        10,459.66
3/00               11,013.66                  11,068.85         10,170.68        10,718.61
6/00               11,013.66                  10,754.92         10,346.95        10,609.45
9/00               11,023.71                  10,647            10,659.23        10,679.83
12/00              11,197.13                   9,813.51         11,108.39        10,351.82
3/1/2001           10,602.69                   8,650.11         11,444.62         9,732.13


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001

                           SIX     ONE     SINCE
                         MONTHS   YEAR   INCEPTIONCOMMENCEMENT
--------------------------------------------------------------------------------

Strategic Investment Fund -3.82% -3.73%   4.22%     10/29/99
--------------------------------------------------------------------------------
S&P 500                  -18.76%-21.85%  -9.70%
--------------------------------------------------------------------------------
LB Aggregate               7.37% 12.53%   9.95%
--------------------------------------------------------------------------------
Composite*                -8.88% -9.21%  -1.90%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.



REGIONAL ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $6,737 (in thousands)


[pie chart omitted -- plot points are as follows:]

Domestic Equity 44.9%
Bonds and Notes 36.5%
Foreign Equity  16.6%
Short Term       2.0%



TOP TEN LARGEST HOLDINGS
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

   U.S. Treasury Notes 5.875%, 11/15/04               22.80%
--------------------------------------------------------------------------------
   U.S. Treasury Notes 6.00%, 8/15/09                 13.65%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.79%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.59%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                1.94%
--------------------------------------------------------------------------------
   Fannie Mae                                          1.53%
--------------------------------------------------------------------------------
   AT&T Corp. -- Liberty
     Media Group (Class A)                             1.52%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.41%
--------------------------------------------------------------------------------
   Equifax Inc.                                        1.32%
--------------------------------------------------------------------------------
   Dover Corp.                                         1.24%
--------------------------------------------------------------------------------



* THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX AND 40% LB AGGREGATE BOND INDEX.


SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                            STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


DOMESTIC EQUITY -- 44.4%
--------------------------------------------------------------------------------


CAPITAL GOODS -- 3.8%

Dover Corp. ......................     2,323   $     83,256
Emerson Electric Co. .............       251         15,562
Hubbell Inc. (Class B) ...........       298          6,944
Minnesota Mining &
   Manufacturing Co. .............       168         17,455
Molex Inc. (Class A) .............     2,650         73,703
United Technologies Corp. ........       250         18,325
Waste Management Inc. ............     1,788         44,164
                                                    259,409


CONSUMER - CYCLICAL -- 7.7%

Adelphia Communications
    Corp. (Class A) ..............       174          7,047(a)
AT&T Corp. - Liberty Media
    Group (Class A) ..............     7,325        102,550(a)
Carnival Corp. ...................     1,573         43,525
Catalina Marketing Corp. .........     2,062         67,159(a)
Comcast Corp. (Class A) ..........     1,966         82,449(a)
CVS Corp. ........................       396         23,162
Gannett Co. Inc. .................        75          4,479
Gemstar-TV Guide
   International Inc. ............       188          5,405(a)
Home Depot Inc. ..................     1,192         51,375
Interpublic Group Cos. Inc. ......     1,250         42,937
NTL Inc. .........................     2,492         62,674(a)
The Walt Disney Co. ..............       761         21,765
UnitedGlobalCom Inc.
   (Class A) .....................       112          1,470(a)
Viacom Inc. (Class B) ............       239         10,509(a)
                                                    526,506


CONSUMER - STABLE -- 11.6%

Abbott Laboratories ..............     1,571         74,135
American Home Products Corp. .....       645         37,894
Apogent Technologies Inc. ........     1,601         32,404(a)
Bristol-Myers Squibb Co. .........     1,012         60,113
Cardinal Health Inc. .............     1,349        130,516
Colgate-Palmolive Co. ............       253         13,981
Dentsply International Inc. ......       538         19,637
Energizer Holdings Inc. ..........       329          8,225(a)
Gillette Co. .....................       889         27,710
Johnson & Johnson ................       771         67,439
Lincare Holdings Inc. ............     1,157         61,249(a)
Medtronic Inc. ...................       121          5,535
Merck & Co. Inc. .................     1,253         95,103
Pepsico Inc. .....................     1,055         46,367
Pfizer Inc. ......................     1,513         61,957
Philip Morris Cos. Inc. ..........       786         37,296
Sybron Dental Specialties Inc. ...       464          9,744(a)
                                                    789,305



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


ENERGY -- 3.1%

Anadarko Petroleum Corp. .........       704   $     44,197
Baker Hughes Inc. ................     1,065         38,670
ExxonMobil Corp. .................       482         39,042
Nabors Industries Inc. ...........       684         35,459(a)
Schlumberger Ltd. ................       954         54,960
                                                    212,328


FINANCIAL -- 9.2%

AFLAC Inc. .......................       474         13,054
American Express Co. .............       822         33,949
American International
   Group Inc. ....................       877         70,599
Bank One Corp. ...................       751         27,171
Berkshire Hathaway Inc.
   (Class B) .....................        15         32,640(a)
Citigroup Inc. ...................     4,178        187,926
Countrywide Credit
   Industries Inc. ...............       217         10,709
Fannie Mae .......................     1,294        103,002
Fidelity National Financial Inc. .       781         20,907
Loews Corp. ......................       612         36,359
Marsh & McLennan Cos. Inc. .......       524         49,796
State Street Corp. ...............       420         39,228(e)
                                                    625,340


TECHNOLOGY -- 8.7%

Analog Devices Inc. ..............       268          9,712(a)
Applied Materials Inc. ...........       553         24,056(a)
Automatic Data Processing Inc. ...     1,320         71,782
Cisco Systems Inc. ...............     1,423         22,501(a)
Dell Computer Corp. ..............       904         23,222(a)
EMC Corp. ........................       860         25,284(a)
Equifax Inc. .....................     2,843         88,844
First Data Corp.                       2,920        174,353
Intel Corp. ......................     1,954         51,415
Intuit Inc. ......................       623         17,288(a)
Microsoft Corp. ..................     1,205         65,898(a)
Pitney Bowes Inc. ................       253          8,792
Tellabs Inc. .....................       181          7,364(a)
Texas Instruments Inc. ...........        37          1,146
                                                    591,657


UTILITIES -- 0.3%

WorldCom Inc. ....................       962         17,977(a)
XO Communications Inc.
   (Class A) .....................       426          2,982(a)
                                                     20,959


TOTAL DOMESTIC EQUITY
   (COST $3,031,051) .............                3,025,504



------------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE


FOREIGN EQUITY -- 16.4%
--------------------------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 1.7%

Koninklijke (Royal) Philips
   Electronics N.V. ..............       930   $     25,443
Lagardere S.C.A. .................       597         30,119
Sony Corp. .......................       400         28,362
Vivendi Universal S.A. ...........       588         35,614
                                                    119,538


CONSUMER STAPLES -- 0.8%

Carrefour S.A. ...................       504         27,400
Koninklijke Ahold N.V. ...........       853         26,399
                                                     53,799


ENERGY -- 0.7%

TotalFinaElf (Class B) ...........       336         45,372

FINANCIAL -- 5.7%

Axa ..............................       358         39,650
Banca Intesa S.p.A. ..............     7,828         29,886
Bank of Ireland ..................     4,013         33,467
BNP Paribas S.A. .................       351         29,426
CGNU PLC .........................     3,424         47,108
Cheung Kong (Holdings) Ltd. ......     2,000         20,961
Dresdner Bank AG .................       715         32,324
ING Groep N.V. ...................       949         61,778
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .......       103         30,381
Royal & Sun Alliance Insurance
   Group PLC .....................     4,957         33,660
Sampo-Leonia (Series A) ..........       659         31,305
                                                    389,946


HEALTHCARE -- 0.5%

Aventis S.A. (Class A) ...........       457         35,338

INDUSTRIALS -- 2.8%

Alstom ...........................     1,690         46,310
BAE Systems PLC ..................    12,525         55,811
Brambles Industries Ltd. .........     1,350         28,916
Invensys PLC .....................    19,636         37,340
Minebea Co. Ltd. .................     3,000         21,295
                                                    189,672


INFORMATION TECHNOLOGY -- 1.9%

Canon Inc. .......................     1,000         36,249
Fujitsu Ltd. .....................     2,000         26,609
Toshiba Corp. ....................     6,000         34,991
United Microelectronics
   Corp. ADR .....................     3,162         29,596(a)
                                                    127,445



                                      NUMBER
                                    OF SHARES         VALUE

MATERIALS-- 0.3%

Metallgesellschaft AG ............     1,956 $       21,715

TELECOMMUNICATION SERVICES -- 2.0%

Telefonica S.A. ..................     2,193         35,111(a)
Vodafone Group PLC ...............    13,123         35,942
Vodafone Group PLC ADR ...........     2,342         63,586
                                                    134,639


TOTAL FOREIGN EQUITY
   (COST $1,324,586) .............                1,117,464


                                   PRINCIPAL
                                      AMOUNT         VALUE

--------------------------------------------------------------------------------
BONDS AND NOTES -- 36.0%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 36.0%

U.S. Treasury Notes
5.875%      11/15/04 ............. $1,470,000     1,536,150
6.00%       08/15/09 .............    860,000       919,658
                                                  2,455,808


TOTAL BONDS AND NOTES
   (COST $2,305,453) .............                2,455,808


                                      NUMBER
                                   OF SHARES         VALUE

--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------


TELECOMMUNICATION SERVICES -- 0.0%


Telefonica S.A. expiring 03/21/01
   (COST $ 0) ....................     1,916            590(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $6,661,090) .............                6,599,366

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $137,541) ...............   137,541        137,541
OTHER ASSETS AND LIABILITIES,
   NET 1.2% ......................                   82,824
                                                 ----------

NET ASSETS-- 100% ................               $6,819,731
                                                 ==========


------------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[INVESTMENT CLASS LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                Money Market Fund       90 Day T-bill
12/2/97             10,000                 10,000
3/98                10,178.79              10,170.98
9/98                10,453.23              10,423.88
3/99                10,709.49              10,653.11
9/99                10,967.85              10,900.06
3/00                11,273.22              11,193.12
9/00                11,627.85              11,526.47
3/1/2001            11,981.78              11,862.26

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                      SIX    ONE   THREE   SINCE
                    MONTHS  YEAR   YEAR INCEPTION*COMMENCEMENT
--------------------------------------------------------------------------------

Money Market Fund    3.04%  6.29%  5.59%   5.58%    12/02/97
--------------------------------------------------------------------------------
90 Day T-Bill        2.91%  5.98%  5.36%   5.26%
--------------------------------------------------------------------------------


[SERVICE CLASS LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                Money Market Fund           90 Day T-bill
1/3/2001            10,000                    10,000
1/1/2001            10,047.14                 10,065.8
2/1/2001            10,089.16                 10,104.05
3/1/2001            10,131.45                 10,127.64

--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN
FOR THE PERIOD ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                      SINCE
                         INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund           1.31%            1/03/01
--------------------------------------------------------------------------------
90 Day T-Bill               1.28%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.


SECTOR ALLOCATION
AS OF MARCH 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $40,976 (in thousands)

[PIE GRAPH OMITTED]]
PLOT POINTS FOLLOWS:

Commerical Paper             41.4%
Certificates of Deposits     27.3%
U.S. Governments             26.6%
Time Deposits                 4.7%


FUND YIELD
AT MARCH 31, 2001
--------------------------------------------------------------------------------


                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    5.00%+            4.69%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  5.12%             4.80%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED. EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2001.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

 SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

Q. HOW DID THE MONEY MARKET FUND PERFORM RELATIVE TO ITS
   BENCHMARK FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2001?

A. The Money Market Fund posted a total return of 3.04% for the Investment Class Shares for the six-month period ended March 31, 2001, while the 90-day U.S. Treasury Bill returned 2.91% during the same period. The Fund posted a return of 1.31% for the Service Class Shares for the period January 3, 2001 (commencement of operations) through March 31, 2001, while the 90-day U.S. Treasury Bill returned 1.28% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's return for the period outpaced both its benchmark index and competitive peer group. The outperformance resulted mainly from favorable management of the Fund's average maturity. As the Federal Reserve began lowering the federal funds rate in early January, we reduced the average maturity of the portfolio to take advantage of the more attractive yields provided by overnight maturities relative to longer dated securities.



                              SCHEDULE OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                               MONEY MARKET FUND

--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST


SHORT-TERM INVESTMENTS -- 100.3%
--------------------------------------------------------------------------------


U.S. GOVERNMENTS -- 26.6%

U.S. AGENCIES (D)
Federal Farm Credit Bank
6.47%       04/16/01 ............. $  454,000 $     452,812
4.46%       12/18/01 .............    500,000       484,231
4.42%       02/04/02 .............  1,100,000     1,059,118
                                                  1,996,161

Federal Home Loan Bank
4.46%       09/21/01 .............    360,000       352,457

Federal Home Loan Mortgage Corp.
4.46%       12/28/01 .............    500,000       483,627

Federal National Mortgage Assoc.
6.47%       04/12/01 .............  1,478,000     1,475,164
5.44%       04/26/01 .............  1,200,000     1,195,525
4.85%       08/02/01 .............  3,760,000     3,698,978
5.08%       08/09/01 .............  1,500,000     1,473,188
4.90%       10/12/01 .............    210,000       205,043
                                                  8,047,898
TOTAL U.S. GOVERNMENTS
   (COST $10,880,143) ............               10,880,143

COMMERCIAL PAPER -- 41.6%
Abbey National PLC
5.375%      04/02/01 .............  1,760,000     1,760,000
Banc One Corp.
5.34%       04/20/01 .............  1,560,000     1,555,603
Bank of America
5.36%       04/23/01 .............  1,560,000     1,560,000
Bank of Nova Scotia
4.75%       06/21/01 .............  1,600,000     1,600,000
Citibank Capital Markets
5.40%       04/02/01 .............  1,000,000       999,850
Goldman Sachs Group LP
5.23%       04/03/01 .............  1,610,000     1,609,532
Halifax Group PLC
5.38%       04/20/01 .............  1,600,000     1,600,161
J.P. Morgan Chase & Co.
5.23%       04/02/01 .............  1,600,000     1,599,768


--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST

Merrill Lynch & Co. Inc.
5.35%       04/10/01 ............. $1,560,000 $   1,557,913
Morgan Stanley Group Inc.
4.98%       04/11/01 .............  1,600,000     1,597,787
National Australia Funding Corp.
5.31%       04/20/01 .............  1,560,000     1,555,628

TOTAL COMMERCIAL PAPER
   (COST $16,996,242) ............               16,996,242

YANKEE CERTIFICATES OF DEPOSIT -- 27.4%
Bank of Montreal
5.23%       04/09/01 .............  1,610,000     1,610,000
Barclays US Funding Corp.
5.23%       04/06/01 .............  1,610,000     1,608,831
Canadian Imperial Bank
   of Commerce
4.76%       06/20/01 .............  1,600,000     1,600,000
Deutsche Bank AG
4.75%       06/18/01 .............  1,600,000     1,600,000
Dresdner Bank AG
5.04%       05/08/01 .............  1,600,000     1,591,712
Royal Bank of Canada
4.695%      06/19/01 .............  1,600,000     1,583,515
Societe Generale
5.56%       04/10/01 .............  1,590,000     1,590,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $11,184,058) ............               11,184,058

TIME DEPOSITS -- 4.7%
State Street Cayman Islands
5.25%       04/02/01 .............    315,278       315,278
Rabobank Nederland
5.19%       04/09/01 .............  1,600,000     1,600,000

TOTAL TIME DEPOSITS
   (COST $1,915,278) .............                1,915,278


TOTAL SHORT-TERM INVESTMENTS
   (COST $40,975,721) ............               40,975,721

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.3)% ....................                 (129,513)
                                                -----------

NET ASSETS-- 100% ................              $40,846,208
                                                ===========


------------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                 NOTES TO PERFORMANCE March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. For periods less than one year, the returns are not annualized.
The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P MidCap 400 Composite Price Index of stocks (S&P MidCap 400), the S&P MidCap 400/BARRA Value (S&P 400/BARRA Value), the Russell 2000 Index (Russell
2000), the Russell 1000 Value Index (Russell 1000 Value), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Value is a capitalization-weighted index constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. The S&P 500/BARRA Value Index contains firms with higher book-to-price ratios. of all stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The S&P 400/BARRA Value is a capitalization - weighted index of all of the stocks in the S&P MidCap 400 that have low price-to-book ratios. The Russell 2000 Index and Russell 1000 Value are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represent approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. MSCI EAFE is a composite of foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 22 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,089 taxable money market funds. The Mid-Cap Value Equity Fund changed its benchmark index during the period ended March 31, 2001, from the S&P MidCap 400 Stock Index to the S&P MidCap 400/BARRA Value. The companies included in the S&P MidCap 400/BARRA Value better represent the equity investments of the Fund. A number of the broad market returns are not available from the Funds' commencement of investment operations through March 31, 2001 and therefore are calculated from the month end nearest to the funds' commencement of operations date. The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the Prospectus for complete descriptions of investment objectives, policies, risks and permissible investments. Standard & Poor's, S&P, S&P 500 and S&P 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                    NOTES TO SCHEDULES OF INVESTMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $1,204,381; $57,432; $466,781; and $12,819,092 or 0.38%, 0.50%, 5.27%, and
    6.36% of net assets for the International Equity, Europe Equity, Emerging Markets and Income Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-adviser.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduces the value of the "interest only" holding.

(h) At March 31, 2001, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2001.

(j) All or a portion of security out on loan.

(k) At March 31, 2001, GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(l) All or a portion of the security purchased with collateral from securities lending.

(m) Treasury Inflation Protected Security. Principal amount has been adjusted for inflation.

Abbreviations:
ADR      American Depositary Receipt
FDR      Finnish Depositary Receipt
GDR      Global Depositary Receipt
REGD.    Registered

REMIC    Real Estate Mortgage Investment Conduit
SDR      Swedish Depositary Receipt
STRIPS   Separate Trading of Registered Interest and Principal of Security

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2001 DATA IS UNAUDITED)
--------------------------------------------------------------------------------


                                                           U.S.
                                                          Equity
                                                           Fund
                                               ----------------------------- --------------------------------------

                                                            Investment Class                        Service Class
                                               ------------------------------------------------    ----------------
                                                 3/31/01     9/30/00     9/30/99      9/30/98       3/31/01(d)
                                               ------------------------------------------------    ----------------


Inception date ...............................        --          --            --    11/25/97        1/3/01

Net asset value, beginning of period .........$    13.90    $  13.19      $  10.62   $   10.00       $  12.28
Income (loss) from investment operations:
   Net investment income .....................      0.06        0.10          0.11        0.11           0.02
   Net realized and unrealized gains (losses)
      on investments .........................     (1.19)       1.53          2.84        0.52          (0.79)

-------------------------------------------------------------------------------------------------------------------
Total income (loss) from
      investment operations ..................     (1.13)       1.63          2.95        0.63          (0.77)
-------------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income .....................      0.12        0.09          0.13        0.01             --
   Net realized gains ........................      1.13        0.83          0.25          --             --
   Return of capital .........................        --          --            --          --             --

-------------------------------------------------------------------------------------------------------------------
Total distributions ..........................      1.25        0.92          0.38        0.01             --
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ...............  $  11.52   $   13.90      $  13.19    $  10.62      $   11.51
-------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (a) .............................     (8.87%)    12.70%        28.27%       6.28%         (6.27%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..  $263,736    $269,728      $160,980    $114,553      $  29,756
   Ratios to average net assets:
      Net investment income* .................      0.92       0.90%         0.92%       1.21%          0.69%
      Expenses* ..............................      0.38       0.38%         0.41%       0.42%          0.63%
      Portfolio turnover rate ................       26%         48%           45%         29%            26%


                                       S&P 500
                                        Index
                                        Fund
---------------------------------------------------------------------------------

                                   Investment Class
---------------------------------------------------------------------------------
    3/31/01              9/30/00                9/30/99               9/30/98)
---------------------------------------------------------------------------------


         --                    --                     --              11/25/97

  $   15.17               $ 13.74               $  10.85              $ 10.007

       0.08                  0.15                   0.18                  0.14

      (2.72)                 1.73                   2.88                  0.72

---------------------------------------------------------------------------------

      (2.64)                 1.88                   3.06                  0.86
---------------------------------------------------------------------------------


       0.15                  0.18                   0.17                  0.01
       1.22                  0.27                     --                    --
         --                 0.00(c)                   --                    --

---------------------------------------------------------------------------------
       1.37                  0.45                   0.17                  0.01
---------------------------------------------------------------------------------

  $   11.16              $  15.17                $ 13.74               $ 10.85
---------------------------------------------------------------------------------


    (18.75%)               13.83%                 28.41%                 8.63%


  $  95,134              $131,458                $26,359               $20,186

      1.10%                 1.14%                  1.35%                 1.57%
      0.15%                 0.15%                  0.15%                 0.15%
         4%                   44%                     7%                    1%


          Value                                    Mid-Cap                                             Mid-Cap
          Equity                                    Growth                                           Value Equity
           Fund                                      Fund                                                Fund
 --------------------------   ------------------------------------------------------   ---------------------------------------------
      Investment Class                         Investment Class                                    Investment Classs
---------------------------   ------------------------------------------------------   ---------------------------------------------

   3/31/01         9/30/00       3/31/01       9/30/00        9/30/99       9/30/98          3/31/01       9/30/00         9/30/99
---------------------------   ------------    --------------  ----------------------   ---------------------------------------------
        --         2/2/00             --            --             --       11/25/97               --             --       12/31/98

$    10.39       $  10.00       $  13.54       $ 10.16        $  8.87      $  10.00         $   10.82        $  9.91      $  10.00

      0.09           0.04           0.05          0.10           0.05          0.04              0.05           0.10          0.08

     (0.89)          0.35          (1.46)         3.34           1.29         (1.16)             0.13           0.92         (0.17)

------------------------------------------------------------------------------------------------------------------------------------

     (0.80)          0.39          (1.41)         3.44           1.34         (1.12)             0.18           1.02         (0.09)
------------------------------------------------------------------------------------------------------------------------------------


      0.04             --           0.12          0.06           0.05          0.01              0.04           0.11            --
      0.02             --           1.29            --             --            --              0.02             --            --
        --             --             --            --             --            --                --             --            --

------------------------------------------------------------------------------------------------------------------------------------
      0.06             --           1.41          0.06           0.05          0.01              0.06           0.11            --
------------------------------------------------------------------------------------------------------------------------------------

$     9.53       $  10.39       $  10.72      $  13.54        $ 10.16      $   8.87          $  10.94        $ 10.82       $  9.91
------------------------------------------------------------------------------------------------------------------------------------


    (7.71%)         3.90%        (11.29%)       33.97%         15.19%       (11.25%)            3.46%         10.36%        (0.90%)


$ 107,395        $105,754       $ 18,903      $ 21,420        $15,313       $13,208          $ 15,053        $13,235       $10,182

     1.09%          1.14%          0.76%         0.84%          0.53%         0.53%             0.98%          1.05%         1.00%
     0.42%          0.47%          0.55%         0.55%          0.55%         0.55%             0.65%          0.65%         0.65%
       24%            26%            22%           48%            52%           14%               66%            39%           18%




                  Small-Cap                                       International
                Value Equity                                         Equity
                    Fund                                              Fund
-----------------------------------------------  ------------------------------------------------- -----------------
               Investment Class                                Investment Class                      Service Class
-----------------------------------------------  ------------------------------------------------- ----------------
  3/31/01     9/30/00    9/30/99       9/30/98       3/31/01    9/30/00     9/30/99     9/30/98      3/31/01(d)
-----------------------------------------------  ------------------------------------------------  ----------------
       --          --         --        8/3/98            --         --          --    11/25/97          1/3/01

$   12.63    $  10.12   $   8.91     $   10.00     $   13.46   $  12.49   $   10.06   $   10.00        $  11.37

     0.06        0.03       0.01          0.02          0.04       0.13        0.09        0.14(b)         0.02

     0.14        2.80       1.23         (1.11)        (1.90)      1.33        2.81      (0.07)(b)        (1.36)

--------------------------------------------------------------------------------------------------------------------

     0.20        2.83       1.24         (1.09)        (1.86)      1.46        2.90        0.07           (1.34)
--------------------------------------------------------------------------------------------------------------------


     0.02        0.02       0.03            --          0.11       0.08        0.12        0.01              --
     1.00        0.30         --            --          1.46       0.41        0.35          --              --
       --          --         --            --            --         --          --          --              --

--------------------------------------------------------------------------------------------------------------------
     1.02        0.32       0.03            --          1.57       0.49        0.47        0.01              --
--------------------------------------------------------------------------------------------------------------------

$   11.81    $  12.63   $  10.12       $  8.91     $   10.03   $  13.46   $   12.49   $   10.06       $   10.03
--------------------------------------------------------------------------------------------------------------------


    1.80%      28.51%     13.98%       (10.90%)      (15.15%)    11.62%      29.50%       0.66%         (11.79%)


 $ 20,555     $19,103    $10,287     $   9,056      $315,961   $394,852    $197,974    $114,414       $   2,840

    1.02%       0.30%      0.13%         1.68%         0.61%      1.16%       0.99%       1.72%            0.47
    0.70%       0.70%      0.70%         0.70%         0.58%      0.58%       0.62%       0.64%            0.41
      76%        231%       216%           19%           18%        59%         50%         53%             18%



FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
(MARCH 31, 2001 DATA IS UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                        Europe                            Emerging
                                                        Equity                             Markets
                                                         Fund                               Fund
                                             ------------------------------  ----------------------------------------------------
                                                      Investment Class                     Investment Class
                                             ------------------------------  ----------------------------------------------------
                                               3/31/01   9/30/00   9/30/99    3/31/01     9/30/00    9/30/99    9/30/98

Inception date                                      --        --   1/29/99         --          --         --   11/25/97

Net asset value, beginning of period ........ $  12.83   $  9.97  $  10.00   $  13.35     $ 11.47    $  6.78   $  10.00
   $10.00
Income (loss) from investment operations:
   Net investment income (loss) .............       --      0.12      0.11      (0.08)      (0.02)      0.01       0.07
   Net realized and unrealized gains (losses)
      on investments ........................    (1.38)     2.84     (0.14)     (3.31)       1.91       4.70      (3.26)

---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
    investment operations ...................    (1.38)     2.96     (0.03)     (3.39)       1.89       4.71      (3.19)
---------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income ....................     0.06      0.10        --         --        0.01       0.01       0.03
   Net realized gains .......................     2.95        --        --       1.61          --         --         --
   Return of capital ........................       --        --        --         --          --       0.01         --

---------------------------------------------------------------------------------------------------------------------------------
Total distributions .........................     3.01      0.10        --       1.61        0.01       0.02       0.03
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period .............. $   8.44   $ 12.83   $  9.97   $   8.35    $  13.35     $11.47    $  6.78
---------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (a) ............................  (13.34%)   29.76%    (0.30%)   (27.50%)     16.56%     69.62%    (31.96%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) . $ 11,555   $13,324   $10,080    $ 8,851     $11,989     $8,592
      $5,063
   Ratios to average net assets:
      Net investment income (loss)* .........              0.12%     0.88%      1.78%       0.67%    (0.14%)      0.12%
         0.82%
      Expenses* .............................    0.75%     0.75%     0.75%      1.05%       1.05%      1.05%      1.05%
      Portfolio turnover rate ...............      19%       74%       49%        31%         58%        79%        77%




                                                     Premier             Premier                         Premier
                                                      Growth            Research                      International
                                                    Equity Fund        Equity Fund                     Equity Fund
                                              ----------------------- --------------  ----------------------------------------------
                                                  Investment Class     Sevice Class                 Investment Class
                                              ----------------------- --------------  ----------------------------------------------
                                                3/31/01     9/30/00    3/31/01(d)      3/31/01   9/30/00      3/31/01     9/30/00
                                              -----------------------  -----------     ------------------    -----------------------
Inception date                                       --    10/29/99        1/3/01           --   4/28/00           --     4/28/00

Net asset value, beginning of period          $   11.45    $  10.00    $    10.35     $   9.92  $  10.00    $    8.69    $  10.00
Income (loss) from investment operations:
   Net investment income (loss)                    0.02        0.03            --         0.03      0.03         0.13        0.07
   Net realized and unrealized gains (losses)
      on investments                              (1.39)       1.43         (0.62)       (1.29)    (0.11)       (1.67)      (1.38)

------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
    investment operations                         (1.37)       1.46         (0.62)       (1.26)    (0.08)       (1.54)      (1.31)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income                           0.02        0.01            --         0.02        --         0.12          --
   Net realized gains                              0.33          --            --         0.09        --           --          --
   Return of capital                              --             --            --           --        --           --          --

------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                0.35        0.01            --         0.11        --         0.12          --
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                $    9.73    $  11.45      $   9.73     $   8.55  $   9.92    $    7.03    $   8.69
------------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (a)                                (12.32%)     14.62%        (5.99%)     (12.80%)   (0.80%)     (17.91%)    (13.10%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)    $138,672     $47,926      $  9,775     $  8,661  $  9,931    $   7,158    $  8,712
   Ratios to average net assets:
      Net investment income (loss)*               0.54%       0.29%         0.09%        0.62%     0.65%        0.15%       1.74%
      Expenses*                                   0.42%       0.52%         0.32%        0.55%     0.55%        0.75%       0.75%
      Portfolio turnover rate                       17%         18%           17%          75%       25%          29%         29%


                                                Strategic                              Money
                  Income                        Investment                            Market
                   Fund                           Fund                                 Fund
 ----------------------------------------  --------------------  --------------------------------------------------------
                Investment Class              Investment Class                Investment Class            Service Class
 ----------------------------------------- --------------------- ---------------------------------------  ---------------
 3/31/01   9/30/00     9/30/99    9/30/98     3/31/01   9/30/00   3/31/01   9/30/00    9/30/99   9/30/98     3/31/01(d)
 -----------------------------------------  --------------------  ---------------------------------------  ------------
      --        --          --   11/21/97          --   10/29/99       --        --         --   12/2/97       1/3/01
 $  9.55  $   9.57     $ 10.39    $ 10.00   $   10.97   $ 10.00   $  1.00   $  1.00   $   1.00  $   1.00     $   1.00

    0.32      0.62        0.55       0.51        0.34      0.25      0.03      0.06       0.05      0.04         0.01

    0.36    (0.02)(b)    (0.62)      0.39       (0.72)     0.77        --        --         --        --           --

-----------------------------------------------------------------------------------------------------------------------------------

    0.68      0.60       (0.07)      0.90       (0.38)     1.02      0.03      0.06       0.05      0.04         0.01
-----------------------------------------------------------------------------------------------------------------------------------


    0.33      0.62        0.57       0.51        0.30      0.05      0.03      0.06       0.05      0.04         0.01
   --           --        0.18         --        0.48        --        --        --         --        --           --
   --           --          --         --          --        --        --        --         --        --           --

-----------------------------------------------------------------------------------------------------------------------------------
    0.33      0.62        0.75       0.51        0.78      0.05      0.03      0.06       0.05      0.04         0.01
-----------------------------------------------------------------------------------------------------------------------------------

$   9.90  $   9.55     $  9.57    $ 10.39   $    9.81   $ 10.97   $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------------------------------------


   7.23%     6.61%      (0.72%)     9.21%      (3.82%)   10.24%     3.04%     6.02%      4.92%     4.53%        1.31%


$201,595  $210,540     $95,381    $71,444   $   6,820   $ 7,644   $ 5,624   $ 6,793   $  5,736  $  7,012     $ 35,223

   6.55%     6.65%       5.80%      5.81%       2.35%     2.56%     5.97%     5.95%      4.81%     5.33%        5.46%
   0.24%     0.26%       0.30%      0.31%       0.45%     0.45%     0.24%     0.25%      0.25%     0.25%        0.48%
    180%      234%        227%       323%         18%       65%      N/A       N/A         N/A       N/A          N/A


-----------------
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Periods less than one year are not annualized.

(b)  As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in Statement of Operations.

(c)  Less than $0.01 per share.

(d)  Information is for the period January 3, 2001, commencement of investment operations, through March 31, 2001.

*     Annualized for periods less than one year.


Statements of Assets and Liabilities
March 31, 2001 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------



                                                                     U.S.                    S&P 500
                                                                    Equity                     Index
                                                                     Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------


ASSETS
   Investments in securities, at market
      (cost $295,148,165; $111,779,131;
      $109,841,004; $16,925,647;
      $12,597,161; $18,096,681; and
      $365,687,965, respectively) ...........................    $288,019,994               $93,575,125
   Short-term investments
      (at amortized cost) ...................................       4,892,166                 1,640,152
   Foreign currency
      (cost $0; $0; $0; $0; $0; $0;
      and $720,492, respectively)                                          --                        --
   Receivable for investments sold ..........................       1,810,877                    24,097
   Income receivables .......................................         254,694                    98,811
   Receivable for fund shares sold ..........................             966                        --
   Variation margin receivable ..............................           7,700                    11,550

------------------------------------------------------------------------------------------------------------------------------------
      Total assets ..........................................     294,986,397                95,349,735
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distributions payable to shareholders ....................              --                        --
   Payable for investments purchased ........................       1,325,941                   125,970
   Payable for fund shares redeemed .........................          82,837                    68,599
   Payable to GEAM ..........................................          85,999                    20,904
   Variation margin payable .................................              --                        --

------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities .....................................       1,494,777                   215,473
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................    $293,491,620               $95,134,262
-----------------------------------------       ------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ..........................................     303,003,294               116,240,966
   Undistributed (distributions in
      excess of)
      net investment income .................................         710,720                   366,525
   Accumulated net realized gain (loss) .....................      (3,032,011)               (3,132,910)
   Net unrealized appreciation /
      (depreciation) on:
      Investments ...........................................      (7,128,171)              (18,204,006)
      Futures ...............................................         (62,087)                 (136,313)
      Foreign currency related
         transactions .......................................            (125)                       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................    $293,491,620               $95,134,262
------------------------------------------------------------------------------------------------------------------------------------

Investment Class:
Net assets ..................................................     263,735,517                95,134,262
Shares outstanding ($.001 par value) ........................      22,885,336                 8,527,515
Net asset value, offering and
   redemption price per share ...............................           11.52                     11.16

Service Class:
Net assets ..................................................      29,756,103                        --
Shares outstanding ($.001 par value) ........................       2,584,378                        --
Net asset value, offering and redemption
   price per share                                                      11.51                        --






            Value                   Mid-Cap                  Mid-Cap                 Small-Cap            International
           Equity                    Growth                Value Equity              Value Equity             Equity
            Fund                      Fund                     Fund                     Fund                  Fund
------------------------------------------------------------------------------------------------------------------------------------







        $104,947,645              $17,281,416               $13,581,062               $19,310,024             $300,904,924

           1,672,368                1,732,222                 1,570,112                 1,104,402               15,125,131


                  --                       --                        --                        --                  714,713
           1,119,375                       --                        --                   138,326                  288,246
             104,841                   20,433                    19,540                    22,230                1,369,049
              16,045                       --                        --                        --                2,393,798
               3,850                       --                     1,000                        --                       --

------------------------------------------------------------------------------------------------------------------------------------
         107,864,124               19,034,071                15,171,714                20,574,982              320,795,861
------------------------------------------------------------------------------------------------------------------------------------


                  --                       --                        --                        --                      124
             427,206                  121,844                   110,178                     7,794                2,038,497
                  --                       --                        --                        --                 (209,672)
              41,642                    8,041                     8,375                    12,192                  166,051
                  --                    1,000                        --                        --                       --

------------------------------------------------------------------------------------------------------------------------------------
             468,848                  130,885                   118,553                    19,986                1,995,000
------------------------------------------------------------------------------------------------------------------------------------
        $107,395,276              $18,903,186               $15,053,161               $20,554,996             $318,800,861
------------------------------------------------------------------------------------------------------------------------------------


         116,203,142               18,246,859                14,140,360                18,439,995              399,291,888


             562,879                   30,064                    96,898                    98,975                1,012,092
          (4,466,716)                 267,794                  (164,548)                  802,683              (16,692,068)


          (4,893,359)                 355,769                   983,901                 1,213,343              (64,783,041)
             (10,650)                   2,700                    (3,450)                       --                       --

                 (20)                      --                        --                        --                  (28,010)
------------------------------------------------------------------------------------------------------------------------------------
        $107,395,276              $18,903,186               $15,053,161               $20,554,996             $318,800,861
------------------------------------------------------------------------------------------------------------------------------------


         107,395,276               18,903,186                15,053,161                20,554,996              315,960,509
          11,263,740                1,763,114                 1,376,301                 1,740,097               31,495,392

                9.53                    10.72                     10.94                     11.81                    10.03


                  --                       --                        --                        --                2,840,352
                  --                       --                        --                        --                  283,234

                  --                       --                        --                        --                    10.03



-------------------
See Notes to Financial Statements.




STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                     Europe                   Emerging
                                                                                     Equity                    Markets
                                                                                        Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------


ASSETS
    Investments in securities, at market*
       (cost $12,394,023; $10,157,358;
       $157,853,971; $9,375,614; $8,798,006;
       $222,082,236; $6,661,090; and $0, respectively) .........................   $11,014,974               $8,237,181
   Short-term investments
      (at amortized cost) ......................................................       555,541                  650,382
   Cash ........................................................................            --                       --
   Foreign currency (cost $53,436;
      $111,566; $0; $0; $948; $0;
      $14,187; and $0, respectively) ...........................................        52,741                  110,516
   Receivable for investments sold .............................................        17,445                   15,014
   Income receivables ..........................................................        41,031                   32,477
   Receivable for fund shares sold .............................................            --                       --
   Variation margin receivable .................................................            --                       --

------------------------------------------------------------------------------------------------------------------------------------
      Total assets .............................................................    11,681,732                9,045,570
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distributions payable to
      shareholders .............................................................            --                       --
   Payable upon return of securities
      loaned ...................................................................            --                       --
   Payable for investments purchased ...........................................       119,296                  186,358
   Payable for fund shares redeemed ............................................            --                       --
   Payable to GEAM .............................................................         7,746                    8,418
   Payable for total return swap ...............................................            --                       --

------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities ........................................................       127,042                  194,776
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................    11,554,690                8,850,794
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .............................................................    13,611,462               11,166,900
   Undistributed (distributions in excess of)
      net investment income ....................................................        12,205                   39,899
   Accumulated net realized gain (loss) ........................................      (688,635)                (433,651)
   Net unrealized appreciation /
      (depreciation) on:
      Investments ..............................................................    (1,379,049)              (1,920,177)
      Futures ..................................................................            --                       --
      Foreign currency related
         transactions ..........................................................        (1,293)                  (2,177)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................   $11,554,690               $8,850,794
------------------------------------------------------------------------------------------------------------------------------------

Investment Class:
Net assets .....................................................................    11,554,690                8,850,794
Shares outstanding ($.001 par value) ...........................................     1,368,329                1,059,622
Net asset value, offering and redemption
   price per share .............................................................          8.44                     8.35

Service Class:
Net assets .....................................................................            --                       --
Shares outstanding
   ($.001 par value) ...........................................................            --                       --
Net asset value ................................................................            --                       --

    *Includes $20,248,708 of securities on loan in the Income Fund.

--------------------
See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------



    Premier               Premier               Premier                                  Strategic               Money
    Growth               Research         International               Income            Investment              Market
Equity Fund             Equity Fund          Equity Fund                Fund                  Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------






 $139,026,824            $8,481,394           $7,071,253          $225,031,439          $6,599,366       $            --

    7,912,600               141,614               64,969            23,680,870             137,541            40,975,721
           --                    --                   --                43,610                  --                    --


           --                    --                  935                    --              14,103                    --
           --               190,310                   --             7,306,986              32,490                    --
       82,916                 9,408               25,378             2,247,015              45,712                59,450
    2,155,570                    --                   --                83,470                  --                    --
        7,700                    --                   --                    --                  --                    --

------------------------------------------------------------------------------------------------------------------------------------
  149,185,610             8,822,726            7,162,535           258,393,390           6,829,212            41,035,171
------------------------------------------------------------------------------------------------------------------------------------



           --                    --                   --               169,259                  --                32,212

           --                    --                   --            20,844,211                  --                    --
      679,147               157,378                   --            35,722,718               6,797                    --
           --                    --                   --                    --                  --               148,856
       58,859                 4,154                4,593                50,187               2,684                 7,895
           --                    --                   --                12,249                  --                    --

------------------------------------------------------------------------------------------------------------------------------------
      738,006               161,532                4,593            56,798,624               9,481               188,963
------------------------------------------------------------------------------------------------------------------------------------
  148,447,604             8,661,194            7,157,942           201,594,766           6,819,731            40,846,208
------------------------------------------------------------------------------------------------------------------------------------


  166,288,726            10,122,577           10,149,492           195,411,237           6,883,154            40,846,243

      251,835                35,131                8,953               (71,255)             32,632                    39
      724,970              (602,294)          (1,273,267)            3,305,581             (34,202)                  (74)


  (18,827,147)             (894,220)          (1,726,753)            2,949,203             (61,724)                   --
        9,220                    --                   --                    --                  --                    --

           --                    --                 (483)                   --                (129)                   --
------------------------------------------------------------------------------------------------------------------------------------
 $148,447,604            $8,661,194           $7,157,942          $201,594,766          $6,819,731           $40,846,208
------------------------------------------------------------------------------------------------------------------------------------


  138,672,231             8,661,194            7,157,942           201,594,766           6,819,731             5,623,685
   14,245,022             1,012,899            1,017,773            20,358,729             695,255             5,630,772

         9.73                  8.55                 7.03                  9.90                9.81                  1.00


    9,775,373                    --                   --                    --                  --            35,222,523

    1,004,842                    --                   --                    --                  --            35,215,472
         9.73                    --                   --                    --                  --                  1.00


STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   U.S.                      S&P 500
                                                                                  Equity                       Index
                                                                                    Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Dividends ........................................................      $   1,616,014             $     683,180
      Interest .........................................................            212,164                    56,354
      Less: Foreign taxes withheld .....................................             (4,213)                     (894)

------------------------------------------------------------------------------------------------------------------------------------
   Total income ........................................................          1,823,965                   738,640
------------------------------------------------------------------------------------------------------------------------------------

   Expenses:
      Advisory and administration fees .................................            532,660                    88,468
      Distribution fees (Notes 4 & 10)
         Service Class .................................................             19,449                        --
      Trustees' fees ...................................................              3,087                       444

------------------------------------------------------------------------------------------------------------------------------------
   Total expenses ......................................................            555,196                    88,912
------------------------------------------------------------------------------------------------------------------------------------

   Net investment income (loss) ........................................          1,268,769                   649,728
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on:
         Investments ...................................................          1,448,185                (1,448,525)
         Futures .......................................................           (383,845)                 (471,505)
         Written options ...............................................                 --                        --
         Foreign currency related transactions .........................                (39)                       --
     Increase (decrease in unrealized appreciation / (depreciation) on:
         Investments ...................................................        (30,560,600)              (22,806,007)
         Futures .......................................................             49,522                   (13,900)
         Written options ...............................................                 --                        --
         Foreign currency related transactions .........................                  5                        --

------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ...................................................        (29,446,772)              (24,739,937)
------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting
      from operations ..................................................       $(28,178,003)             $(24,090,209)
------------------------------------------------------------------------------------------------------------------------------------




--------------------
See Notes to Financial Statements.






------------------------------------------------------------------------------------------------------------------------------------


     Value                     Mid-Cap                     Mid-Cap                Small-Cap               International
    Equity                      Growth                Value Equity             Value Equity                     Equity
      Fund                        Fund                        Fund                    Fund                        Fund
------------------------------------------------------------------------------------------------------------------------------------



$    702,917              $      55,567                  $  65,485                $ 124,482               $   1,967,705
     112,336                     77,677                     49,328                   42,768                     469,031
      (2,001)                        --                         --                       --                    (303,666)

------------------------------------------------------------------------------------------------------------------------------------
     813,252                    133,244                    114,813                  167,250                   2,133,070
------------------------------------------------------------------------------------------------------------------------------------


     226,507                     55,971                     45,848                   67,988                   1,034,351

          --                         --                         --                       --                       1,805
          80                        258                        167                      169                       3,520

------------------------------------------------------------------------------------------------------------------------------------
     226,587                     56,229                     46,015                   68,157                   1,039,676
------------------------------------------------------------------------------------------------------------------------------------

     586,665                     77,015                     68,798                   99,093                   1,093,394
------------------------------------------------------------------------------------------------------------------------------------




  (3,502,759)                   492,087                   (178,346)                 894,825                 (11,331,695)
    (486,236)                        --                     13,799                       --                          --
          --                         --                         --                    6,272                          --
         (94)                        --                         --                       --                    (196,393)

  (5,366,810)                (2,970,033)                   519,698                 (695,453)                (48,522,502)
      35,750                      2,700                     (3,450)                      --                          --
          --                         --                         --                     (872)                         --
          51                         --                         --                       --                      13,191

------------------------------------------------------------------------------------------------------------------------------------

  (9,320,098)                (2,475,246)                   351,701                  204,772                 (60,037,399)
------------------------------------------------------------------------------------------------------------------------------------


 $(8,733,433)            $   (2,398,231)               $   420,499                $ 303,865                $(58,944,005)
------------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    Europe                   Emerging
                                                                                    Equity                    Markets
                                                                                       Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Dividends ........................................................        $      53,804            $      75,289
      Interest* ........................................................               13,525                   22,729
      Less: Foreign taxes withheld .....................................              (11,597)                  (7,630)

------------------------------------------------------------------------------------------------------------------------------------
   Total income ........................................................               55,732                   90,388
------------------------------------------------------------------------------------------------------------------------------------

   Expenses:
      Advisory and administration fees .................................               47,990                   55,082
      Distribution fees (Notes 4 & 10)
         Class A .......................................................                   --                       --
      Trustees' fees ...................................................                  169                      154

------------------------------------------------------------------------------------------------------------------------------------
   Total expenses ......................................................               48,159                   55,236
------------------------------------------------------------------------------------------------------------------------------------

   Net investment income (loss) ........................................                7,573                   35,152
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on:
         Investments ...................................................             (645,320)                (347,876)
         Futures .......................................................                   --                       --
         Written options ...............................................                   --                    7,583
         Foreign currency related transactions .........................                   20                  (21,224)
         Swaps .........................................................                   --                       --
     Increase (decrease in unrealized appreciation / (depreciation) on:
         Investments ...................................................           (1,133,914)              (3,015,654)
         Futures .......................................................                   --                       --
         Foreign currency related transactions .........................                2,533                   (1,508)

------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ...................................................           (1,776,681)              (3,378,679)
------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting
      from operations ..................................................          $(1,769,108)             $(3,343,527)
------------------------------------------------------------------------------------------------------------------------------------


   *Income attributable to security lending activity, net of rebate expenses for The GE Institutional Income Fund was $184,974.



---------------------------------------------------------------------------------------------------------------------------



    Premier               Premier                  Premier                                Strategic               Money
     Growth             Research             International             Income            Investment              Market
Equity Fund           Equity Fund             Equity  Fund              Fund                   Fund                Fund
---------------------------------------------------------------------------------------------------------------------------



     258,634         $      49,166            $     40,542        $      21,565         $   18,910           $        --
     243,642                 6,499                   1,840            7,328,134             83,767               665,368
        (420)                  (24)                 (6,099)                  --             (1,042)                   --

---------------------------------------------------------------------------------------------------------------------------
     501,856                55,641                  36,283            7,349,699            101,635               665,368
---------------------------------------------------------------------------------------------------------------------------


     220,786                26,076                  30,081              259,995             16,326                25,984

       6,530                    --                      --                   --                 --                20,426
         151                    85                      86                1,656                 96                    75

---------------------------------------------------------------------------------------------------------------------------
     227,467                26,161                  30,167              261,651             16,422                46,485
---------------------------------------------------------------------------------------------------------------------------

     274,389                29,480                   6,116            7,088,048             85,213               618,883
---------------------------------------------------------------------------------------------------------------------------




   1,269,655              (598,707)               (730,478)           5,975,157             35,222                    (3)
    (253,696)                   --                      --                   --                 --                    --
          --                    --                      --                   --                 --                    --
          --                    --                   2,268                   --                 41                    --
          --                    --                      --              217,052                 --                    --

 (18,482,338)             (700,219)               (831,961)           2,206,492           (394,224)                   --
      23,295                    --                      --                   --                 --                    --
          --                    --                     (95)                  --                (86)                   --

---------------------------------------------------------------------------------------------------------------------------

 (17,443,084)           (1,298,926)             (1,560,266)           8,398,701           (359,047)                   (3)
---------------------------------------------------------------------------------------------------------------------------


$(17,168,695)          $(1,269,446)            $(1,554,150)        $ 15,486,749          $(273,834)             $618,880
---------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                U.S.                            S&P 500
                                                              Equity                            Index
                                                              Fund                               Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended         Year        Six Months Ended        Year
                                                              3/31/01             Ended            3/31/01            Ended
                                                            (unaudited)          9/30/00         (unaudited)         9/30/00

INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income (loss) .....................$    1,268,769       $  2,287,032         $    649,728     $   1,041,910
     Net realized gain (loss) on
       investments, futures, written
       options, foreign currency
       transactions, and swaps ........................     1,064,301         20,207,516           (1,920,030)        9,177,556
     Net increase (decrease) in unrealized
       appreciation / (depreciation)
       on investments, futures, written
       options, and foreign
       currency translations ..........................   (30,511,073)         2,318,587          (22,819,907)       (1,461,759)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .....................................   (28,178,003)        24,813,135          (24,090,209)        8,757,707
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
       Investment Class ...............................    (2,350,431)        (1,547,799)          (1,238,318)         (357,000)
     Net realized gains
       Investment Class ...............................   (21,650,648)       (13,714,925)         (10,378,819)         (534,955)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions ................................   (24,001,079)       (15,262,724)         (11,617,137)         (891,955)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .....................   (52,179,082)         9,550,411          (35,707,346)        7,865,752
------------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class ...............................    30,395,011        117,265,348            1,713,934       114,698,208
       Service Class ..................................    33,360,792                 --                   --                --
     Value of distributions reinvested
       Investment Class ...............................    24,001,168         15,262,919           11,617,167           891,957
     Cost of shares redeemed
       Investment Class ...............................   (10,214,537)       (33,330,182)         (13,947,381)      (18,357,443)
       Service Class ..................................    (1,600,048)                --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .............................    75,942,386         99,198,085             (616,280)       97,232,722
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ............    23,763,304        108,748,496          (36,323,626)       105,098,474
NET ASSETS
   Beginning of period ................................   269,728,316        160,979,820          131,457,888        26,359,414
------------------------------------------------------------------------------------------------------------------------------------
   End of period ......................................  $293,491,620       $269,728,316          $95,134,262      $131,457,888
------------------------------------------------------------------------------------------------------------------------------------

Undistributed
   (distributions in excess of)
   net investment income, end
   of period ..........................................$      710,720       $  1,792,382         $    366,525     $     955,115
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   Investment Class:
     Shares sold ......................................     2,364,146          8,542,701              127,759         7,875,834
     Issued for distributions reinvested ..............     1,904,855          1,143,290              890,887            60,884
     Shares redeemed ..................................      (790,414)        (2,483,971)          (1,159,020)       (1,187,590)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ................     3,478,587          7,202,020             (140,374)        6,749,128
------------------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold ......................................     2,715,406                 --                   --                --
     Shares redeemed ..................................      (131,028)                --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   fund shares ........................................     2,584,378                 --                   --                --
------------------------------------------------------------------------------------------------------------------------------------

(a) For the period February 2, 2000 (inception) through September 30, 2000.


------------------------------------------------------------------------------------------------------------------------------------

                      Value                                           Mid-Cap                    Mid-Cap
                     Equity                                           Growth                    Value Equity
                      Fund                                             Fund                    Fund
------------------------------------------------------------------------------------------------------------------------------------

   Six Months Ended             Period               Six Months Ended              Year                    Six Months Ended
        3/31/01                  Ended                    3/31/01                  Ended                        3/31/01
      (unaudited)             9/30/00(a)                (unaudited)               9/30/00                     (unaudited)
------------------------------------------------------------------------------------------------------------------------------------




$     586,665                $     383,704              $      77,015          $     164,304             $     68,798


(3,989,089)                       (233,284)                   492,087              2,276,507                 (164,547)



(5,331,009)                        426,980                 (2,967,333)             2,950,928                  516,248
------------------------------------------------------------------------------------------------------------------------------------
(8,733,433)                        577,400                 (2,398,231)             5,391,739                  420,499
------------------------------------------------------------------------------------------------------------------------------------


 (408,153)                              --                   (183,553)               (93,000)                 (50,736)

(243,680)                               --                 (2,033,144)                    --                 (265,423)
------------------------------------------------------------------------------------------------------------------------------------
(651,833)                               --                 (2,216,697)               (93,000)                (316,159)
------------------------------------------------------------------------------------------------------------------------------------

(9,385,266)                        577,400                 (4,614,928)             5,298,739                  104,340
------------------------------------------------------------------------------------------------------------------------------------


10,681,065                     182,932,294                         --                726,189                1,397,711
--     --                               --                         --                     --                       --

651,829--                        2,216,686                     93,000                316,149                  115,003

 (306,436)                     (77,755,610)                  (118,346)               (10,995)                      --
--     --                               --                         --                     --                       --
------------------------------------------------------------------------------------------------------------------------------------

11,026,458                     105,176,684                  2,098,340                808,194                1,713,860
------------------------------------------------------------------------------------------------------------------------------------
1,641,192                      105,754,084                 (2,516,588)             6,106,933                1,818,200

105,754,084                             --                 21,419,774             15,312,841               13,234,961
------------------------------------------------------------------------------------------------------------------------------------
$107,395,276                  $105,754,084                $18,903,186            $21,419,774              $15,053,161
------------------------------------------------------------------------------------------------------------------------------------

$      562,879              $      384,367              $      30,064           $    136,602            $      96,898
------------------------------------------------------------------------------------------------------------------------------------



1,053,120                       17,406,398                         --                 67,441                  123,442
   63,407                               --                    191,424                  8,201                       --
  (30,951)                      (7,228,235)                    (9,839)                  (818)                  29,137
1,085,576                       10,178,163                    181,585                 74,824                  152,579

       --                               --                        --                      --                     --
       --                               --                        --                      --                     --
------------------------------------------------------------------------------------------------------------------------------------
       --                               --                        --                      --                     --
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------

                             Small-Cap                                     International
                           Value Equity                                        Equity
                               Fund                                             Fund
---------------------------------------------------------------------------------------------------------

        Six Months Ended                      Year              Six Months Ended                Year
             3/31/01                          Ended                  3/31/01                    Ended
           (unaudited)                       9/30/00               (unaudited)                 9/30/00
---------------------------------------------------------------------------------------------------------




 $      99,093                   $      46,386              $    1,093,394              $   3,942,480


       901,097                       1,746,695                 (11,528,088)                36,903,463



      (696,325)                      1,618,173                 (48,509,311)               (27,800,836)
---------------------------------------------------------------------------------------------------------
       303,865                       3,411,254                 (58,944,005)                13,045,107
---------------------------------------------------------------------------------------------------------


       (35,483)                        (22,210)                 (2,978,553)                (1,398,016)

    (1,521,745)                       (303,654)                (41,148,666)                (7,534,112)
---------------------------------------------------------------------------------------------------------
    (1,557,228)                       (325,864)                (44,127,219)                (8,932,128)
---------------------------------------------------------------------------------------------------------

    (1,253,363)                      3,085,390                (103,071,224)                 4,112,979
---------------------------------------------------------------------------------------------------------


     1,548,561                      54,823,199                  32,027,007                251,912,186
            --                       3,275,378                          --

       325,869                      44,127,094                   8,932,087

      (400,000)                    (49,418,824)                (52,345,930)               (68,079,449)
            --                         (63,446)                         --
---------------------------------------------------------------------------------------------------------

     2,705,801                       5,730,244                  27,020,103                192,764,824
---------------------------------------------------------------------------------------------------------
     1,452,438                       8,815,634                 (76,051,121)               196,877,803

    19,102,558                      10,286,924                 394,851,982                197,974,179
---------------------------------------------------------------------------------------------------------
   $20,554,996                     $19,102,558                $318,800,861               $394,851,982
---------------------------------------------------------------------------------------------------------

 $      98,975                   $      35,365               $   1,012,092              $   2,897,251
---------------------------------------------------------------------------------------------------------



       125,964                       4,620,024                   2,681,654                 17,563,538
       134,943                          30,173                   3,911,976                    655,807
       (33,002)                     (4,154,705)                 (4,430,839)                (4,741,517)
       227,905                         495,492                   2,162,791                 13,477,828

            --                         289,272                          --
            --                          (6,038)                         --
---------------------------------------------------------------------------------------------------------
            --                         283,234                          --
---------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                       Europe                        Emerging                   Premier
                                                       Equity                         Markets                     Growth
                                                        Fund                           Fund                     Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

                                          Six Months Ended      Year       Six Months Ended   Year       Six Months Ended    Period
                                               3/31/01          Ended         3/31/01        Ended       3/31/01              Ended
                                             (unaudited)       9/30/00      (unaudited)      9/30/00     (unaudited)      9/30/00(a)
------------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income
       (loss) ............................ $       7,573    $    119,475    $     35,152  $   (18,344)  $     274,389  $     67,902
     Net realized gain (loss)
       on investments, futures,
       written options, foreign
       currency transactions,
       and swaps .........................      (645,300)      3,058,528        (361,517)   2,032,453       1,015,959     1,163,743
     Net increase (decrease)
       in unrealized
       appreciation /
       (depreciation) on
       investments, futures,
       written options,
       and foreign currency
       translations ......................    (1,131,381)       (209,930)     (3,017,162)    (693,838)    (18,459,043)     (358,884)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations ...................    (1,769,108)      2,968,073      (3,343,527)   1,320,271     (17,168,695)      872,761
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income
       Investment Class ..................       (65,593)       (100,156)             --       (8,580)        (89,908)      (11,000)
       Service Class .....................            --              --              --           --              --            --
     Net realized gains
       Investment Class ..................    (3,059,622)             --      (1,468,750)          --      (1,444,280)           --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions ...................    (3,125,215)       (100,156)     (1,468,750)      (8,580)     (1,534,188)      (11,000)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ........    (4,894,323)      2,867,917      (4,812,277)   1,311,691     (18,702,883)      861,761
------------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares
       Investment Class ..................            --      81,861,663         205,057    2,224,602     122,384,717    50,595,324
       Service Class .....................            --              --              --           --      11,922,755            --
     Value of distributions reinvested
       Investment Class ..................     3,125,208         100,156       1,468,752        8,578       1,534,206        11,119
       Service Class .....................            --              --              --           --              --            --
     Cost of shares redeemed
       Investment Class ..................            --     (81,585,615)             --     (147,757)    (15,080,944)   (3,542,365)
       Service Class .....................            --              --              --           --      (1,536,086)           --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ................     3,125,208         376,204       1,673,809    2,085,423     119,224,648    47,064,078
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets    (1,769,115)      3,244,121      (3,138,468)   3,397,114     100,521,765    47,925,839
NET ASSETS
   Beginning of period ...................    13,323,805      10,079,684      11,989,262    8,592,148      47,925,839            --
------------------------------------------------------------------------------------------------------------------------------------
   End of period .........................   $11,554,690     $13,323,805      $8,850,794  $11,989,262   $ 148,447,604   $47,925,839
------------------------------------------------------------------------------------------------------------------------------------

Undistributed
   (distributions in excess of)
   net investment income,
   end of period ......................... $      12,205     $     70,225     $   39,899  $     4,747   $     251,835   $    67,354
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   Investment Class:
     Shares sold .........................            --       6,140,706          15,689      156,438      11,376,992     4,491,528
     Issued for distributions reinvested         329,664           8,466         146,145          583         138,717         1,027
     Shares redeemed .....................            --      (6,121,059)             --       (8,237)     (1,454,990)     (308,252)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   fund shares ...........................       329,664          28,113         161,834      148,784      10,060,719     4,184,303
------------------------------------------------------------------------------------------------------------------------------------
   Service Class:
     Shares sold .........................            --              --              --           --       1,149,152            --
     Issued for distributions
       reinvested ........................            --              --              --           --              --            --
     Shares redeemed .....................            --              --              --           --        (144,310)           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   fund shares ...........................            --              --              --           --       1,004,842            --
------------------------------------------------------------------------------------------------------------------------------------

(a) For the period October 29, 1999 (inception) through September 30, 2000.
(b) For the period April 28, 2000 (inception) through September 30, 2000.



------------------------------------------------------------------------------------------------------------------------------------
                    Premier                                    Premier
                    Research                                 International                                 Income
                  Equity Fund                                Equity Fund                                    Fund
------------------------------------------------------------------------------------------------------------------------------------

    Six Months Ended          Period          Six Months Ended          Period        Six Months Ended                   Year
         3/31/01               Ended               3/31/01               Ended             3/31/01                       Ended
       (unaudited)          9/30/00(b)           (unaudited)          9/30/00(b)         (unaudited)                    9/30/00
------------------------------------------------------------------------------------------------------------------------------------




$     29,480              $   27,498            $     6,116             $   70,674          $  7,088,048         $ 10,230,035


    (598,707)                 87,081               (728,210)              (493,571)            6,192,209           (1,836,125)



    (700,219)               (194,001)              (832,056)              (895,180)            2,206,492            3,239,890
  (1,269,446)                (79,422)            (1,554,150)            (1,318,077)           15,486,749           11,633,800


     (21,847)                     --               (119,323)                    --            (7,396,689)         (10,343,294)
          --                      --                     --                     --                    --                   --

     (90,668)                     --                     --                     --                    --                   --
    (112,515)                     --               (119,323)                    --            (7,396,689)         (10,343,294)

  (1,381,961)                (79,422)            (1,673,473)            (1,318,077)            8,090,060            1,290,506


          --              30,881,763                     --             30,620,452            49,289,259          117,547,050
          --                      --                     --                     --                    --                   --

     112,515                      --                119,319                     --             7,305,526           10,193,539
          --                      --                     --                     --                    --                   --

          --             (20,871,701)                    --            (20,590,279)          (73,630,117)         (13,872,406)
          --                      --                     --                     --                    --                   --
     112,515              10,010,062                119,319             10,030,173           (17,035,332)         113,868,183
  (1,269,446)              9,930,640             (1,554,154)             8,712,096            (8,945,272)         115,158,689

   9,930,640                      --              8,712,096                     --           210,540,038           95,381,349
  $8,661,194              $9,930,640             $7,157,942             $8,712,096          $201,594,766         $210,540,038

  $   35,131              $   27,498             $    8,953             $  122,160          $    (71,255)        $    237,386


          --               3,001,279                     --              3,002,960             5,033,024           12,470,867
      11,782                      --                 14,841                     --               748,963            1,080,804
          --              (2,000,162)                    --             (2,000,027)           (7,471,516)          (1,474,611)
      11,782               1,001,117                 14,841              1,002,933            (1,689,529)          12,077,060
          --                      --                     --                     --                    --                   --
          --                      --                     --                     --                    --                   --
          --                      --                     --                     --                    --                   --
          --                      --                     --                     --                    --                   --





---------------------------------------------------------------------------------------------------------------------------------
                         Strategic                                                                Money
                        Investment                                                               Market
                          Fund                                                                    Fund
--------------------------------------------------------------------------------------------------------------------------------

 Six Months Ended                        Period                                  Six Months Ended               Year
      3/31/01                             Ended                                       3/31/01                   Ended
    (unaudited)                        9/30/00(a)                                   (unaudited)                9/30/00
--------------------------------------------------------------------------------------------------------------------------------




           $  85,213                     $  184,238                                   $   618,883                   $   256,491


              35,263                        249,899                                            (3)                          (44)



            (394,310)                       332,457                                            --                            --
            (273,834)                       766,594                                       618,880                       256,447


            (194,799)                       (45,000)                                     (179,741)                     (256,450)
                  --                             --                                      (439,142)                           --

            (316,384)                            --                                            --                            --
            (511,183)                       (45,000)                                     (618,883)                     (256,450)

            (785,017)                       721,594                                            (3)                           (3)


             242,709                      9,637,176                                       150,850                     7,630,362
                  --                             --                                    36,156,192                            --

             511,184                         44,996                                       175,177                       250,362
                  --                             --                                       414,828                            --

            (793,199)                    (2,759,712)                                   (1,488,785)                   (6,823,301)
                  --                             --                                    (1,355,548)                           --
             (39,306)                     6,922,460                                    34,052,714                     1,057,423
            (824,323)                     7,644,054                                    34,052,711                     1,057,420

           7,644,054                             --                                     6,793,497                     5,736,077
          $6,819,731                     $7,644,054                                   $40,846,208                    $6,793,497

          $   32,632                     $  142,218                                   $        39                    $       39


              23,347                        952,075                                       150,850                     7,630,362
              49,390                          4,373                                       175,177                       250,362
             (74,249)                      (259,681)                                   (1,488,784)                   (6,823,301)
              (1,512)                       696,767                                    (1,162,757)                    1,057,423
                  --                             --                                    36,156,192                            --
                  --                             --                                       414,828                            --
                  --                             --                                    (1,355,548)                           --
                  --                             --                                    35,215,472                            --

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of seventeen investment funds (each a "Fund" and collectively the "Funds") although only the following fifteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Premier Growth Equity Fund, Premier Research Equity Fund, Premier International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund. The Funds are presently authorized to issue two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.   SUMMARY OF SIGNIFICANT
      ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to well known and recognized U.S. and foreign brokers, dealers, and banks, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash, letters of credit or government securities, which are segregated and maintained with the custodian in an amount at least equal to 100% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transaction, but the amounts potentially subject to credit risk are much smaller.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENT IN FOREIGN MARKETS Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2000 the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


Fund                           Amount                    Expires
-------------------------------------------------------------------

Income Fund                 $1,120,061                    2008
Money Market Fund                   27                    2008

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

The Funds elected to defer losses after October 31, 2000 as follows:

Fund                                       Currency            Capital
--------------------------------------------------------------------------

Value Equity Fund                      $          --           108,615
International Equity Fund                    721,810                --
Europe Equity Fund                            17,540                --
Emerging Markets Fund                         16,149                --
Premier Growth Equity Fund                        --            53,480
Premier International Equity Fund                 --           511,446
Income Fund                                       --         1,727,930
Money Market Fund                                 --                44

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to)swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

REVISED AUDIT AND ACCOUNTING GUIDE In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These are changes are expected to have no impact on the Funds'net asset values.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).


3. LINE OF CREDIT

Effective December 2000, the Trust shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any on Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Trust during the period ended March 31, 2001.



4. FEES AND COMPENSATION
      PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GE Asset Management Incorporated ("GEAM"), a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:


                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                 Average Daily                  Advisory and
                                                Net Assets of Fund           Administration Fees*
----------------------------------------------------------------------------------------------

U.S. Equity Fund                               First $25 million                     .55%
Value Equity Fund                               Next $25 million                     .45%
Mid-Cap Growth Fund                             Over $50 million                     .35%
Premier Growth Equity Fund
Premier Research Equity Fund
----------------------------------------------------------------------------------------------
S&P 500 Index Fund                                    All Assets                     .15%
Mid-Cap Value Equity Fund                      First $25 million                     .65%
                                                Next $25 million                     .60%
                                                Over $50 million                     .55%
----------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                    First $25 million                     .70%
                                                Next $25 million                     .65%
                                                Over $50 million                     .60%
----------------------------------------------------------------------------------------------
International Equity Fund                      First $25 million                     .75%
Europe Equity Fund                              Next $50 million                     .65%
Premier International Equity Fund               Over $75 million                     .55%
----------------------------------------------------------------------------------------------
Emerging Markets Fund                          First $50 million                    1.05%
                                                Over $50 million                     .95%
----------------------------------------------------------------------------------------------
Income Fund                                   First $25 million                      .35%
                                               Next $25 million                      .30%
                                               Next $50 million                      .25%
                                              Over $100 million                      .20%
----------------------------------------------------------------------------------------------
Strategic Investment Fund                      First $25 million                     .45%
                                                Next $25 million                     .40%
                                                Over $50 million                     .35%
----------------------------------------------------------------------------------------------
Money Market Fund                              First $25 million                     .25%
                                                Next $25 million                     .20%
                                                Next $50 million                     .15%
                                               Over $100 million                     .10%
----------------------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.


RUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.



5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund), is the sub-adviser to the S&P 500 Index Fund and Palisade Capital Management, LLC ("Palisade") is the sub-adviser to the Small-Cap Value Equity Fund.

SsgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

For their services, GEAM pays SsgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund assumed day-to-day portfolio management responsibility from NWQ Investment Management Company, the previous Sub-Adviser to the Mid-Cap Value Equity Fund.



6. INVESTMENT TRANSACTIONS



6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2001, were as follows:

                                         Purchases              Sales
-----------------------------------------------------------------------------

U.S. Equity Fund                      $ 129,203,377          $72,917,318
S&P 500 Index Fund                        5,086,174           16,103,410
Value Equity Fund                        37,254,729           24,936,152
Mid-Cap Growth Fund                       4,216,672            4,046,776
Mid-Cap Value Equity Fund                10,847,305            8,354,352
Small-Cap Value Equity Fund              15,161,750           14,236,678
International Equity Fund                60,470,297           75,872,264
Europe Equity Fund                        2,401,919            2,656,586
Emerging Markets Fund                     3,364,582            3,000,054
Premier Growth Equity Fund              128,568,833           17,911,430
Premier Research Equity Fund              7,032,061            6,989,942
Premier International Equity Fund         2,407,204            2,345,308
Income Fund                             412,142,754          412,104,817
Strategic Investment Fund                 1,304,231            1,691,606

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 2001 was as follows:


                                                                                                               Net
                                                Gross                           Gross                      Unrealized
                                             Unrealized                      Unrealized                   Appreciation/
                                            Appreciation                    Depreciation                 (Depreciation)
---------------------------------------------------------------------------------------------------------------------------

U.S. Equity Fund                            $21,282,450                      $28,410,621                $   (7,128,171)
S&P 500 Index Fund                           12,150,989                       30,354,995                   (18,204,006)
Value Equity Fund                             6,617,829                       11,511,188                    (4,893,359)
Mid-Cap Growth Fund                           2,612,026                        2,256,257                       355,769
Mid-Cap Value Equity Fund                     1,770,591                          786,690                       983,901
Small-Cap Value Equity Fund                   2,094,564                          881,221                     1,213,343
International Equity Fund                    12,136,751                       76,919,792                   (64,783,041)
Europe Equity Fund                              806,040                        2,185,089                    (1,379,049)
Emerging Markets Fund                           822,890                        2,743,067                    (1,920,177)
Premier Growth Equity Fund                    1,999,618                       20,826,765                   (18,827,147)
Premier Research Equity Fund                    412,667                        1,306,887                      (894,220)
Premier International Equity Fund               243,519                        1,970,272                    (1,726,753)
Income Fund                                   4,104,535                        1,155,332                     2,949,203
Strategic Investment Fund                       534,935                          596,659                       (61,724)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2001.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

OPTIONS During the period ended March 31, 2001, the following option contracts were written:


                                                                                     SMALL-CAP VALUE FUND
                                                                 -----------------------------------------------------------------
                                                                          Number
                                                                  of Contracts                                  Premium
---------------------------------------------------------------------------------------------------------------------------

Balance as of September 30, 2000                                         36                                     $6,272
Written                                                                  --                                         --
Closed and Expired                                                       36                                      6,272
Exercised                                                                --                                         --
---------------------------------------------------------------------------------------------------------------------------

Balance as of March 31, 2001                                             --                                         --

                                                                                    EMERGING MARKETS FUND
                                                                 -----------------------------------------------------------------
                                                                          Number
                                                                  of Contracts                                 Premium
---------------------------------------------------------------------------------------------------------------------------

Balance as of September 30, 2000                                         --                                   $     --
Written                                                                   9                                      9,011.99
Closed and Expired                                                        9                                      9,011.99
Exercised                                                               --                                         --
---------------------------------------------------------------------------------------------------------------------------




Balance as of March 31, 2001                                             --                                         --


SWAP AGREEMENTS  Open swap transactions held by the Funds consisted of the following as of March 31, 2001


INCOME FUND                                                                                                       Notional Amount
----------------------------------------------------------------------------------------------------------------------------------

Total Return Swap with Morgan Stanley Capital Services Inc. on the Lehman Brothers Asset Backed
Securities Index. Fund receives/pays the positive/negative return on the Index and pays one month
LIBOR minus 35 basis points monthly, expires April 30, 2001.                                                          $1,574,000

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the
Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays
one month LIBOR minus 35 basis points monthly, expires June 29, 2001.                                                 $2,346,000


SECURITY LENDING At March 31, 2001, the Income Fund, which is the only Fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $20,500,417 and received
$20,844,211 in cash as collateral for loans.

                        NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)
--------------------------------------------------------------------------------



7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a fund held by such shareholders as well as the percentage of a Fund held by certain directly and indirectly owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2001 are:


                                                            5% or Greater
                                                            Shareholders
                                               -----------------------------------------------
                                                                               % of                     % of Fund Held
                                                Number                       Fund Held                 by GE Affiliates*
---------------------------------------------------------------------------------------------------------------------------

U.S. Equity Fund                                 7                               89%                           57%
S&P 500 Index Fund                               2                               95%                           95%
Value Equity Fund                                8                               80%                           23%
Mid-Cap Growth Fund                              3                               97%                           83%
Mid-Cap Value Equity Fund                        3                               96%                           77%
Small-Cap Value Equity Fund                      4                               97%                           83%
International Equity Fund                        4                               80%                           52%
Europe Equity Fund                               1                              100%                          100%
Emerging Markets Fund                            4                               95%                           71%
Premier Growth Equity Fund                       5                               88%                           11%
Premier Research Equity Fund                     1                              100%                          100%
Premier International Equity Fund                1                              100%                          100%
Income Fund                                      6                               81%                           29%
Strategic Investment Fund                        1                              100%                          100%
Money Market Fund                                2                               96%                           10%

Investment activities of these shareholders could have a material impact on these Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

UGENE K. BOLTON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR U.S. EQUITY FUND
Gene is responsible for managing GEAM's U.S. Equity Operation and also personally manages the US Equity Select Strategy. Gene joined GE in 1964 and, after completing GE's Financial Management Program, held a number of financial and strategic planning positions in the U.S. and Europe. His experience includes assignments with GE's Medical Systems and Major Appliance businesses as well as Corporate Finance. Joining GE Asset Management in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and managed a GE Pension Fund portfolio through 1991 when he was named to his present position. Gene is a trustee of the GE Pension Trust and GE's Employee Savings Plan as well as chairman of GEAM's Asset Allocation committee. He is also a trustee of Rensselaer Polytechnic Institute and chairman of their investment committee, a trustee of the Investment Management Workshop, and a past member of the New York Stock Exchange Pension Advisory Committee. Gene is a graduate of Mundelein College with a BA degree in Business and Management.

CHRIS BROWN
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Chris Brown is a Senior Vice President with GE Asset Management. He is responsible for managing a number of institutional portfolios, including the co-managed GE U.S. Research Select portfolio, which is part of the GE US Equity portfolio. Chris began his career at GE in 1981, spending two years in the Financial Management Program. He then spent the next two years as an International Sector Financial Analyst with Sadelmi New York, Inc., a GE subsidiary, and joined Stamford, CT-based GE Asset Management in 1985. Chris is a cum laude graduate in economics from Bucknell University and is the holder of a Chartered Financial Analyst designation.

DAVID CARLSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Dave Carlson is the Senior Vice President with GE Asset Management responsible for managing U.S. and Growth equity portfolios. He joined GE in 1980 as part of the GE Financial Management Program. He has nineteen years investment experience. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a BS in Finance.

PETER HATHAWAY
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR VALUE EQUITY FUND
Pete is a Senior Vice president of GE Asset Management and heads the US Large Cap Value Equity Team. Mr. Hathaway has more than thirty-nine years of investment experience and has been with GE Asset Management since 1985. He was a Senior Vice President and Portfolio Manager at Ameritrust from 1975 to 1985, and has previously held positions at Merrill Lynch, Equitable Life and US Trust. Mr. Hathaway holds a Bachelor's degree in Finance from Arizona State University and an MBA from the Wharton School at the University of Pennsylvania.

BRIAN HOPKINSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER INTERNATIONAL EQUITY FUND
Brian Hopkinson is Senior Vice President and Portfolio Manager with GE Asset Management's International Equities team. Brian joined GEAM in 1996. He has twenty-two years of investment experience, eleven years earned in London and eleven in the New York/Stamford area. Before joining GE Asset Management he was with the Columbus Circle Investors and Fiduciary Trust Company International. He received a Bachelor of Science (Honours) degree in Mathematics/ Statistics from the University of Leeds and is an Associate of the Institute of Actuaries.

RALPH LAYMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER FOR EMERGING MARKETS FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Ralph Layman is responsible for managing GE Asset Management's International Equity operations. Ralph is an Executive Vice President of GEAM, a Trustee for the GE Pension Trust and a member of the Asset Allocation committee. He has twenty-one years of experience in the business, including five years as a Vice President and Portfolio Manager of Templeton Investment Counsel, Inc. where he managed global equity institutional accounts. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. in 1987. Ralph is the holder of a Chartered Financial Analyst designation, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. He is also a member of the New York Stock Exchange International Capital Markets Advisory Committee and a member of the Frank Russell 20/20 Executive Committee. He holds a BS in Economics and an MS in Finance from the University of Wisconsin.

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                                                     INVESTMENT TEAM (continued)
--------------------------------------------------------------------------------

OBERT MACDOUGALL
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE INCOME FUND
PORTFOLIO MANAGER FOR THE MONEY MARKET FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Robert MacDougall is Chief Investment Officer and Lead Portfolio Manager for GE Asset Management's fixed income investment team. Bob joined GEAM in 1986 as Vice President. He became a Senior Vice President in 1993 and Executive Vice President in 1997. Bob has over twenty-eight years of investment experience. Prior to joining GEAM, Bob held a variety of Financial Management positions within GE's Corporate Treasury and Financial Planning departments. Bob received both his Masters and Bachelor in Business Administration from the University of Massachusetts.

RICHARD L. SANDERSON
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Dick Sanderson, Senior Vice President, is responsible for directing the efforts of the U.S. Equity research team. In addition, Dick shares portfolio management responsibility for the U.S. Equity Select and U.S. Research Select portfolios. He has twenty-nine years of investment experience, six with GE Asset Management. Prior to joining GEAM, Dick held positions with Alliance Capital, Neuberger and Berman, Investors Diversified Services, First National Bank of Denver, and Northern Trust Company. During his career, he was voted "Best of Buy Side" three times by Institutional Investor magazine. He received both a BA (Anthropology) and MBA (Finance) from the University of Michigan and is the holder of a Chartered Financial Analyst designation.

MICHAEL SOLECKI
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE EUROPE EQUITY FUND
Michael Solecki is Senior Vice President of GE Asset Management with International Equity portfolio management responsibilities, with particular research emphasis on European securities. Michael has fourteen years of investment experience, ten of them with GE. After completing the GE Financial Management Program, Michael became an international securities analyst with GE Asset Management. He was based in our affiliated European office in London, England from 1992-1995. Before joining GE, Michael worked for Monarch Capital Corporation as a financial analyst. He has an MBA from Fordham University, a BS in Finance from Western New England College and is a holder of the Chartered Financial Analyst designation.

CHIP WHITMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP VALUE EQUITY FUND
PORTFOLIO MANAGER FOR THE MID-CAP GROWTH FUND
Chip Whitman is Senior Vice President with GE Asset Management responsible for managing the U.S. Mid Cap equities portfolio. Chip joined GEAM after completing GE's Financial Management Program and has sixteen years investment experience. He holds an MS degree from the MIT Sloan School of Management, a BA in Mathematics from Hamilton College and is the holder of a Chartered Financial Analyst designation.

SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C.

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND
The GE Small-Cap Value Equity Fund is managed by Palisade's Senior Investment Committee which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, and Dennison Veru. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program.

Jack has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990, he joined Smith Barney as Senior Vice President of Investments. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SSGA FUNDS MANAGEMENT, INC.

SUB-ADVISER FOR THE S&P 500 INDEX FUND
Effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the sub-adviser to the S&P 500 Index Fund. SSgA assumed this role from State Street Global Advisers, a division of State Street Bank and Trust Company, an affiliate of SSgA. The GE S&P 500 Index Fund is managed by a team of portfolio managers led by Karl A. Schneider. Since 1999, Karl has been a Principal and portfolio manager in the U.S. Structured Products Group of the State Street Bank and Trust Company. Prior to joining the U.S. Structured Products Group, Karl was a portfolio manager in the firm's Currency Risk Management Group. Karl holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove

John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURER
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT

Eugene K. Bolton, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, MUTUAL FUNDS

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

[INSIDE BACK COVER]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

WWW.GEASSETMANAGEMENT.COM

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WE BRING GOOD THINGS TO LIFE.

GEIN-2 (3/01)